CONFIDENTIAL


NATIONSLINK FUNDING CORPORATION
COMMERCIAL LOAN
PASS-THROUGH CERTIFICATES
SERIES 1999-LTL-1
$493,000,000 (APPROXIMATE)



FIRST QUARTER 1999

NOTICE TO RECIPIENTS


      This material is being provided to you by NationsBanc Montgomery Securities LLC ("NMS") for your private information only, and relates only to certain credit lease-backed and long term conduit real estate mortgage loans (the "Loans"). Although this material is based on information NMS considers reliable, neither NMS nor any of their affiliates make any representation that it is accurate or complete, and it should not be relied upon as such. Information contained in this material is current as of the date appearing on this material only. The information contained in this material may be based on assumptions regarding market conditions and other matters reflected herein. Neither NMS nor any of their affiliates make any representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.

      By accepting this material, you agree that you will not distribute or provide this material to any other person. You are encouraged to conduct your own due diligence with respect to the Loans, and reference is made to such actual loan documents for the terms and conditions of such Loans. Neither NMS nor any of their affiliates is soliciting action from you based upon this material.

      This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. In the event any of the Loans described in this material are actually securitized, the securities backed by such Loans will be offered to you, if at all, only pursuant to a final public prospectus or private placement memorandum and, in such event, any information in this material will be superseded in its entirety by the information contained in such final prospectus or memorandum. You are urged to read any such final prospectus or memorandum in its entirety prior to making any investment decision with regard to securities that may be backed by such Loans.

DEAL OVERVIEW

o NationsBanc Montgomery Securities LLC ("NMS") will act as lead manager in a securitization of approximately 110 credit leased backed commercial mortgage loans, with a projected aggregate principal cutoff balance of $385,000,000 and 18 long term conduit commercial mortgage loans, with an aggregate principal cutoff balance of $108,000,000 as of February 1, 1999 (the "Cut-off Date"). It is further expected that this transaction will settle in early 1999.

o The credit tenant lease loans ("CTL Loans") for this transaction were originated and underwritten by Capital Lease Funding, L.P. (CLF) and NationsBank, N.A. ("NationsBank") and are being contributed by CLF, and the conduit mortgage loans are being contributed by NationsBank. Each mortgage loan seller will make representations and bear all repurchase obligations with regard to its loans only.

o Collateral tables appearing in this package set forth anticipated characteristics of all Loans expected to be included in this transaction in the aggregate, and separately for CLF (Credit Lease) loans, and NationsBank (Long Term Conduit) loans.

PRELIMINARY PROFORMA STRUCTURE DESCRIPTION

                                                                           PRINCIPAL               EXPECTED
            EXPECTED    APPROXIMATE   APPROXIMATE    CREDIT     EXPECTED   REPAYMENT    EXPECTED    DOLLAR
  CLASS      RATING     CLASS SIZE     % OF TOTAL    SUPPORT      WAL*      WINDOW*      COUPON     PRICE
            S&P/DCR
   A-1      AAA/AAA       $70,000,000    14.3%        19.5%        3.0       1 - 66       TBD        TBD
   A-2      AAA/AAA       194,000,000    39.4         19.5        10.0      66 - 163      TBD        TBD
   A-3      AAA/AAA       132,000,000    26.8         19.5        15.3     163 - 209      TBD        TBD
   I/O      AAA/AAA       493,000,000                 19.5        12.4                    TBD        TBD
    B        AA/AA         26,000,000     5.3         14.3        17.8     209 - 219      TBD        TBD
    C         A/A          21,000,000     4.3         10.0        18.7     219 - 231      TBD        TBD
    D        BBB/NR        31,000,000     6.3          3.8        20.7     231 - 267      TBD        TBD
    E        BB/NR         11,000,000     2.3          1.5        22.7     267 - 279      TBD        TBD
    F         B/NR          4,000,000      .8           .8        23.5     279 - 285      TBD        TBD
    G          UR           4,000,000      .8                     24.2     285 - 300      TBD        TBD
 TOTAL/WA                $493,000,000   100.0%       100.0%

*    Assumes 0% CPR


o Principal payments will be applied to each class entitled thereto on a sequential basis.

DEAL SUMMARY

SECURITIES DESCRIPTION

TRANSACTION:        NationsLink  Funding  Corporation  Long Term Commercial Loan
                    Pass-Through Certificates;

TYPE OF OFFERING:   Public  Bond  Offering on  Certificates  rated AA and above,
                    Private   Placement   with   resale   under  Rule  144A  for
                    Certificates rated below AA;

CUT-OFF             DATE: February 1, 1999;

TAX ELECTION:       REMIC;

BOND COUPONS:       TBD;

INTEREST
CALCULATION:        30/360 basis;

LOSSES: Any losses will be applied to the most subordinate class of Certificates then outstanding.

DEAL SUMMARY

PARTICIPANTS

DEPOSITOR:          NationsLink Funding Corporation;

LOAN SELLERS:       Capital Lease Funding, L. P., and NationsBank, N.A.;

PLACEMENT AGENT:    NationsBanc Montgomery Securities LLC;

SERVICER:           Midland Loan Services, Inc.

SPECIAL SERVICER:   Midland Loan Services, Inc.

TRUSTEE: LaSalle National Bank, which also serves as back-up servicer;

FISCAL AGENT:        ABN AMRO Bank N.V.;

LEASE ENHANCEMENT
INSURANCE POLICY
PROVIDER:            Lexington Insurance Company (AAA rated subsidiary of AIG)

EXTENDED AMORTIZATION
INSURANCE POLICY
PROVIDER:            Columbia Insurance Company (AAA rated subsidiary of
                     Berkshire Hathaway)

LOAN POOL SUMMARY - CREDIT LEASE


Capital Lease Funding, L.P. is a New York-based lender specializing in originating, underwriting, pooling and financing commercial properties which are long-term net leased to credit tenants. Such credit tenants generally have a long-term credit rating from S&P of BBB- or better or carry an Internal Private Classification of at least BBB- or better from each of S&P and Duff & Phelps Credit Rating Company. CLF has on a selective basis financed properties having credit tenants with long term credit ratings from S&P or Internal Private Classifications of BB- or better, and the pool contains nine such loans.

CLF pioneered the enhancement of net leases with credit tenants to bond type status. CLF's enhancement mechanisms and underwriting methods have become the de facto rating agency and industry standards for these types of loans. It securitized the first multi-credit tenant mortgage pool collateralized by both bond and bond-type credit tenant leases in February 1997. The $130MM pool for that transaction included 13 investment grade tenants (rated BBB- or better) and 30 loans, has had no delinquencies or defaults to date. Since 1997, CLF has financed or committed to finance over $850MM of credit tenant loans ("CTL") with over 40 credit tenants and has had no defaults to date. All CLF loans are originated and centrally underwritten by a team of credit lease finance specialists.

Through its lease enhancement programs, CLF is able to mitigate real estate event risks in triple and double net leases to ensure that the rent stream which provides the cash flow for debt service and loan amortization is uninterrupted by certain real estate or borrower related events.

LOAN POOL SUMMARY - CREDIT LEASE


CLF utilizes a broad array of enhancement mechanisms, including reserves, recourse provisions, specialized insurance with AAA- rated companies and backstop servicing with AA- rated (minimum) companies, to mitigate specific event risks and ensure performance of certain borrower/landlord obligations.

With the exception of eight loans which have an approximate total cutoff balance $57,000,000 which represent 14.8% of the credit lease loans and 11.6% of all loans in the securitization, all of the Credit Lease Loans fully amortize over the initial term of the associated credit lease. Any loan structured with an amortization that exceeds the lease term is insured pursuant to a specialized insurance policy provided by Columbia Insurance Company which insures payment of principal and interest on the loan (or prepayment with yield maintenance up to 5%) in the event of a tenant non-renewal and subsequent borrower default.

The underlying mortgaged properties are generally of new construction and are stand alone.

The weighted average credit rating of the tenants or guarantors securing the CTL Loans is "A-".

Over half of the leases relating to the CTL loans are guaranteed by a guarantor in the Retail Drug, Retail Grocery, Food Service or Energy sector.

The top five credit tenants in terms of pool concentration are all public corporations with long term credit ratings from S&P of BBB+, A-, A, AA- and A, respectively.

o All numerical information provided herein with respect to the Loans is provided on an approximate basis and is based on characteristics of the Loans estimated as of the Cut-Off Date.

LOAN POOL SUMMARY - CREDIT LEASE

SUMMARY CHARACTERISTICS

GENERAL

POOL BALANCE                                            $385,000,000

AVERAGE LOAN BALANCE                                    $3,500,000
AVERAGE TENANT/GUARANTOR RATING                         A-

WTD. AVG. GROSS COUPON                                  7.46%

WTD. AVG. ORIGINAL TERM TO MATURITY                     20 Years 7 Months

WTD. AVG. REMAINING TERM TO MATURITY                    19 Years 5 Months

WTD. AVG. ORIGINAL AMORTIZATION TERM                    20 Years 7 Months

WTD. AVG. REMAINING AMORTIZATION TERM                   19 Years 5 Months

WTD. AVG. DEBT SERVICE COVERAGE                         1.05x

WTD. AVG. LOAN-TO-LEASED FEE VALUE                      87.3%

WTD. AVG. LOAN-TO-DARK VALUE                            114.3%

LOAN POOL SUMMARY - CREDIT LEASE

GUARANTOR / TENANT
                                                   Number  Balance as of    % of        % of     Wtd. Avg.   Wtd. Avg.    Wtd. Avg.
                                           Credit    Of    Cut-Off Date  Credit Lease Total Pool  Original Loan-to-Leased   Gross
Tenant / Guarantor                        Rating*   Loans     (000's)       Pool       Balance      DSC      Fee Value     Coupon
                                                                          Balance
-----------------------------------------------------------------------------------------------------------------------------------
Rite Aid Corporation                        BBB+      21    $37,000,000      9.6%       7.5%       1.06x        80.65%      7.58%
CVS Corporation                              A-       16     35,000,000      9.2        7.2        1.07         84.18       7.62
Koninklijke Ahold, N.V.                      A         4     32,000,000      8.3        6.5        1.16         86.10       7.36
Home Depot U.S.A., Inc.(1)                  AA-        3     25,000,000      6.6        5.2        1.00         92.87       7.44
Eckerd Corporation                           A        12     25,000,000      6.5        5.1        1.04         89.43       7.37
Walgreen Co.                                 A+        8     24,000,000      6.1        4.8        1.06         82.60       7.11
Circuit City Stores, Inc.                  IPC-2       3     20,000,000      5.3        4.1        1.01         86.48       8.04
CareGroup, Inc.                              A         1     20,000,000      5.2        4.0        1.03         84.45       7.25
Blue Cross and Blue Shield of Texas, Inc.    A         1     20,000,000      5.1        4.0        1.00         75.60       7.98
Wal-Mart Stores, Inc.                        AA        2     19,000,000      4.9        3.8        1.01         93.12       7.04
Food Lion, Inc.                              A-        3     17,000,000      4.5        3.5        1.00        101.60       6.76
Georgia Baptist Health Care System, Inc.   IPC-1       1     12,000,000      3.1        2.4        1.00         89.68       8.16
KeyBank National Association                 A         1     11,000,000      2.8        2.2        1.00         75.86       7.25
The Pep Boys - Manny, Moe & Jack            BBB-       5     10,000,000      2.5        1.9        1.01         89.85       7.52
John H. Harland Company                    IPC-1       1      9,000,000      2.5        1.9        1.01         90.21       8.03
Wegmans Food Markets, Inc.                   A-        1      8,000,000      2.1        1.7        1.00         81.17       7.50
McDonald's Corporation                       AA        5      6,000,000      1.4        1.1        1.01         75.15       7.24
The TJX Companies, Inc.                     BBB+       1      6,000,000      1.4        1.1        1.03         73.47       7.58
MedPartners, Inc.                           BB-        1      5,000,000      1.4        1.1        1.00         77.29       7.48
Riggs Bank, N.A.                            BBB        1      5,000,000      1.4        1.1        1.13         84.70       7.28
Hanson North America, Inc. (1)               A         1      5,000,000      1.4        1.1        1.00         94.54       7.47
WellPoint Health Networks, Inc.             BBB+       1      5,000,000      1.2        0.9        1.00         76.90       6.73
State of New Jersey                         AA+        1      4,000,000      1.0        0.8        1.49         72.94       7.54
Tandy Corporation                            A-        1      4,000,000      1.0        0.8        1.02         67.03       7.50
Amoco Oil Company                           AA+        3      3,000,000      0.9        0.7        1.01         89.93       7.13
American Drug Stores, Inc.(1)               BBB+       1      3,000,000      0.8        0.6        1.04         87.31       7.31
Bridgestone/Firestone, Inc.                IPC-1       2      2,000,000      0.6        0.5        1.05         84.38       7.93
Exxon Corporation                           AAA        2      2,000,000      0.6        0.4        1.00         75.00       7.41
The Chase Manhattan Bank                    AA-        1      2,000,000      0.5        0.4        1.25         69.39       7.40
Hannaford Bros. Co.                        IPC-1       1      2,000,000      0.4        0.4        1.00         78.08       7.48
Boston Gas Company                           A         1      1,000,000      0.4        0.3        1.17         66.81       7.29
Sears, Roebuck & Co.                         A-        1      1,000,000      0.3        0.3        1.00         87.25       7.06
Mobil Oil Corporation                        AA        1      1,000,000      0.3        0.3        1.00         74.35       6.95
NationsBank, N.A.                           AA-        1      1,000,000      0.3        0.2        1.00         86.33       6.86
United States Postal Service               IPC-1       1      1,000,000      0.2        0.2        1.04         83.54       7.17
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                               110   $385,000,000    100.0%      78.1%       1.05x        87.27%      7.46%
-----------------------------------------------------------------------------------------------------------------------------------

* S&P Long Term Rating, "IPC" denotes an Internal Private Classification indicating credit which meets parameters consistent with a rating "BBB-" or better for "IPC-1", and BB- or better for "IPC-2".

(1) The rating shown is the rating of the parent company. Home Depot, Inc., Hanson PLC and American Stores Co., respectively.

LOAN POOL SUMMARY - CREDIT LEASE

GUARANTOR / TENANT PRIMARY INDUSTRY

                                       Number  Balance as of      % of         % of     Wtd. Avg.   Wtd. Avg.  Wtd. Avg.
                                         Of     Cut-Off Date  Credit Lease  Total Pool   Original    Loan-to-   Gross
Primary Industry                        Loans      (000's)         Pool       Balance      DSC     Leased Fee   Coupon
                                                                 Balance                              Value
------------------------------------------------------------------------------------------------------------------------

Retail Drug                               58    $124,000,000       32.3%        25.2%      1.06x      83.97%      7.45%
Healthcare Services                        5      62,000,000       16.0         12.5       1.01       94.72       7.64
Retail Grocery                             9      59,000,000       15.4         12.0       1.09       89.73       7.20
Retail Building Materials                  4      31,000,000        8.0          6.2       1.00       93.16       7.44
Retail Electronics                         4      24,000,000        6.3          4.9       1.01       83.45       7.96
Banking                                    4      19,000,000        5.0          3.9       1.06       78.32       7.25
Retail Discount & General Merchandise      2      19,000,000        4.9          3.8       1.01       93.12       7.04
Automotive                                 7      12,000,000        3.1          2.4       1.02       88.82       7.59
Printing                                   1       9,000,000        2.5          1.9       1.01       90.21       8.03
Energy                                     7       8,000,000        2.8          1.7       1.04       79.66       7.20
Food Service                               5       6,000,000        1.4          1.1       1.01       75.15       7.24
Retail Apparel                             1       6,000,000        1.4          1.1       1.03       73.47       7.58
Government                                 1       4,000,000        1.0          0.8       1.49       72.94       7.54
Department Stores                          1       1,000,000        0.4          0.3       1.00       87.25       7.06
Post Office                                1       1,000,000        0.2          0.2       1.04       83.54       7.17
------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                   110    $385,000,000      100.0%        78.1%      1.05x      87.27%      7.46%
------------------------------------------------------------------------------------------------------------------------

LOAN POOL SUMMARY - CREDIT LEASE

GUARANTOR / TENANT CREDIT RATING*

                         Number  Balance as of    % of    Cumulative of    % of    Wtd. Avg.     Wtd. Avg.    Wtd. Avg.
                           Of     Cut-Off Date   Credit      Credit     Total Pool  Original  Loan-to-Leased    Gross
Credit Rating             Loans     (000's)    Lease Pool     Pool       Balance      DSC        Fee Value     Coupon
                                                Balance     Balance
--------------------------------------------------------------------------------------------------------------------------
        AAA                  2      2,000,000    0.5%         0.5%         0.4%      1.01x         84.06%       7.23%
        AA+                  4      7,000,000    1.9          2.4          1.5       1.49          72.94        7.54
         AA                  8     26,000,000    6.7          9.1          5.2       1.01          88.26        7.08
        AA-                  5     29,000,000    7.4         16.6          5.8       1.00          92.57        7.41
         A+                  8     24,000,000    6.1         22.7          4.8       1.07          81.56        7.14
         A                  21    114,000,000    29.6        52.3         23.1       1.08          85.67        7.33
         A-                 22     66,000,000    17.2        69.5         13.4       1.04          87.46        7.36
        BBB+                24     55,000,000    13.0        82.5         10.2       1.04          80.77        7.49
        BBB                  1      5,000,000    1.4         83.9          1.1       1.13          84.70        7.28
        BBB-                 5     10,000,000    2.5         86.4          1.9       1.01          89.85        7.52
        BB-                  1      5,000,000    1.4         87.8          1.1       1.00          77.29        7.48
      IPC (1)                6     26,000,000    6.8         94.7          5.4       1.01         101.07        8.02
      IPC (2)                3     20,000,000    5.3        100.0          4.1       1.01          86.48        8.04
--------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average     110   $385,000,000   100.0%      100.0%        78.1%     1.05x          87.27%       7.46%
--------------------------------------------------------------------------------------------------------------------------

* S&P Long Term Rating, "IPC" denotes an Internal Private Classification indicating credit which meets parameters consistent with a rating "BBB-" or better for "IPC (1)", and BB- or better for "IPC (2)".

LOAN POOL SUMMARY - CREDIT LEASE

LEASE TYPE

                           NUMBER    BALANCE AS    % OF   CUMULATIVE     % OF      WTD. AVG.   WTD. AVG.   WTD. AVG.
                             OF      OF CUT-OFF  CREDIT      % OF     TOTAL POOL   ORIGINAL   LOAN-TO-LEASED GROSS
LEASE TYPE                 LOANS    DATE (000'S) LEASE       POOL       BALANCE       DSC      FEE VALUE     COUPON
                                                   POOL     BALANCE
                                                 BALANCE
----------------------------------------------------------------------------------------------------------------------
          Bond                  9    $86,000,000   22.3%     22.3%       17.4%       1.02x       92.34%       7.48%
          NNN                  42    158,000,000   41.1      63.4        32.1        1.04        90.21        7.41
           NN                  59    141,000,000   36.6     100.0        28.6        1.06        80.89        7.50
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        110   $385,000,000  100.0%    100.0%       78.1%       1.05x       87.27%       7.46%
----------------------------------------------------------------------------------------------------------------------

* All Credit Leases are either Bond-Type or have been enhanced to Bond-Type status.

BALANCE AT CUT-OFF DATE

                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.     WTD. AVG.     WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL    LOAN-TO-LEASED    GROSS
LOAN BALANCE                LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC        FEE VALUE       COUPON
                                                   BALANCE
------------------------------------------------------------------------------------------------------------------------
         $0 to $999,999        7        $6,000,000      1.6%         1.3%         1.02x          80.14%        7.43%
 $1,000,000 to $1,499,999     26        34,000,000      8.9          6.9          1.05           79.77         7.37
 $1,500,000 to $1,999,999     19        33,000,000      8.5          6.7          1.06           82.43         7.56
 $2,000,000 to $2,499,999     16        35,000,000      9.1          7.1          1.05           84.23         7.51
 $2,500,000 to $2,999,999      7        19,000,000      4.8          3.8          1.03           83.43         7.69
 $3,000,000 to $3,499,999      4        13,000,000      3.3          2.6          1.04           88.72         7.07
 $3,500,000 to $3,999,999      4        15,000,000      3.9          3.1          1.17           74.21         7.51
 $4,000,000 to $4,999,999      5        23,000,000      6.0          4.7          1.01           88.25         7.09
 $5,000,000 to $5,999,999      8        44,000,000     11.4          8.9          1.08           86.51         7.38
 $6,000,000 to $6,999,999      1         6,000,000      1.7          1.3          1.00          101.73         6.76
 $8,000,000 to $8,999,999      3        25,000,000      6.4          5.0          1.04           88.29         7.25
 $9,000,000 to $9,999,999      1         9,000,000      2.5          1.9          1.01           90.21         8.03
$10,000,000 to $14,999,999     6        67,000,000     17.5         13.6          1.05           87.99         7.57
$15,000,000 to $19,999,999     3        55,000,000     14.4         11.2          1.01           98.72         7.57
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       110      $385,000,000    100.0%        78.1%         1.05x          87.27%        7.46%
------------------------------------------------------------------------------------------------------------------------

*    The average balance as of the Cut-Off Date is $3,500,000

LOAN POOL SUMMARY - CREDIT LEASE

GROSS COUPON RATE

                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.       WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL    LOAN-TO-LEASED     GROSS
GROSS COUPON RATE           LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE        COUPON
                                                     BALANCE
----------------------------------------------------------------------------------------------------------------------
    6.500% to 6.749%            1      $5,000,000       1.2%          0.9%        1.00x        76.90%        6.73%
    6.750% to 6.999%           14      49,000,000      12.7           9.9         1.02         92.27         6.85
    7.000% to 7.249%           15      49,000,000      12.7           9.9         1.07         88.59         7.10
    7.250% to 7.499%           29     118,000,000      30.7          24.0         1.04         86.58         7.36
    7.500% to 7.749%           23      57,000,000      14.7          11.5         1.08         77.79         7.58
    7.750% to 7.999%           21      65,000,000      16.9          13.2         1.06         92.92         7.87
    8.000% to 8.249%            7      43,000,000      11.1           8.7         1.01         87.04         8.10
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        110    $385,000,000     100.0%         78.1%        1.05x        87.27%        7.46%
----------------------------------------------------------------------------------------------------------------------

* The weighted average gross coupon rate as of the Cut-Off Date is 7.46%

ORIGINAL TERM TO MATURITY

                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.     WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL    LOAN-TO-LEASED   GROSS
ORIGINAL TERM TO            LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
MATURITY                                              BALANCE
----------------------------------------------------------------------------------------------------------------------
   120 to 179 months         77       $216,000,000     56.2%        43.9%         1.05x        84.36%        7.48%
   240 to 299 months         21        113,000,000     29.3         22.8          1.06         88.16         7.52
   300 to 360 months         12         56,000,000     14.6         11.4          1.02         96.70         7.25
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      110       $385,000,000    100.0%        78.1%         1.05x        87.27%        7.46%
----------------------------------------------------------------------------------------------------------------------

* The weighted average original term to maturity as of the Cut-Off Date is 247 months.

REMAINING TERM TO MATURITY

                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.      WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL    LOAN-TO-LEASED    GROSS
REMAINING TERM TO           LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE       COUPON
MATURITY                                             BALANCE
----------------------------------------------------------------------------------------------------------------------
    60 to 119 months          1        $11,000,000      2.8%          2.2%        1.00x        75.86%        7.25%
   120 to 179 months         11         33,000,000      8.6           6.7         1.08         72.87         7.35
   180 to 239 months         75        200,000,000     51.8          40.5         1.04         86.68         7.50
   240 to 299 months         22        137,000,000     35.6          27.8         1.05         92.24         7.46
   300 to 360 months          1          5,000,000      1.3           1.0         1.00         94.65         6.98
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      110       $385,000,000    100.0%         78.1%        1.05x        87.27%        7.46%
----------------------------------------------------------------------------------------------------------------------

* The weighted average remaining term to maturity as of the Cut-Off Date is 233 months.

LOAN-TO-LEASED FEE VALUE

                              NUMBER     BALANCE AS      % OF         % OF       WTD. AVG.    WTD. AVG.    WTD. AVG.
                                OF       OF CUT-OFF     CREDIT     TOTAL POOL    ORIGINAL    LOAN-TO-LEASED  GROSS
LOAN-TO-LEASED FEE VALUE      LOANS     DATE (000'S)  LEASE POOL    BALANCE         DSC       FEE VALUE      COUPON
                                         BALANCE
-----------------------------------------------------------------------------------------------------------------------
      45.0% to 49.9%            1         $1,000,000      0.3%         0.2%        1.04x         45.30%       7.57%
      50.0% to 54.9%            1          1,000,000      0.3          0.2         1.00          52.20        7.12
      60.0% to 64.9%            1          1,000,000      0.3          0.3         1.37          64.12        7.29
      65.0% to 69.9%            7         15,000,000      4.0          3.1         1.08          68.00        7.58
      70.0% to 74.9%            7         21,000,000      5.6          4.4         1.23          72.58        7.59
      75.0% to 79.9%           18         77,000,000     19.9         15.6         1.06          77.52        7.55
      80.0% to 84.9%           29         80,000,000     20.7         16.2         1.05          82.94        7.41
      85.0% to 89.9%           22         76,000,000     19.8         15.5         1.02          87.99        7.62
      90.0% to 94.9%           10         44,000,000     11.5          9.0         1.01          92.77        7.53
      95.0% to 99.9%           11         50,000,000     13.1         10.2         1.02          96.90        7.24
     100.0% to 109.9%           3         17,000,000      4.5          3.5         1.00         101.60        6.76

TOTAL/WEIGHTED AVERAGE        110       $385,000,000    100.0%        78.1%        1.05x         87.27%       7.46%
-----------------------------------------------------------------------------------------------------------------------

* The weighted average loan-to-leased fee value as of the Cut-Off
Date is 87.27%

LOAN-TO-DARK VALUE

                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL    LOAN-TO-LEASED  GROSS
LOAN-TO-DARK VALUE          LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
                                                      BALANCE
----------------------------------------------------------------------------------------------------------------------
     Less than 75%            6         $9,000,000      2.4%          1.9%        1.01x         82.65%       7.39%
     75.0% to 99.9%          14         60,000,000     15.5          12.1         1.06          81.47        7.50
    100.0% to 109.9%         24         75,000,000     19.6          15.3         1.04          82.58        7.55
    110.0% to 119.9%         32        111,000,000     28.8          22.5         1.07          89.36        7.56
    120.0% to 129.9%         12         57,000,000     14.9          11.7         1.02          86.27        7.40
    130.0% to 139.9%         13         39,000,000     10.1           7.9         1.05          93.10        7.38
    140.0% to 149.9%          6         16,000,000      4.1           3.2         1.02          95.18        7.05
    150.0% to 159.9%          2         12,000,000      3.2           2.5         1.00         101.81        6.76
    160.0% to 169.9%          1          5,000,000      1.4           1.1         1.00          94.54        7.47
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      110       $385,000,000    100.0%         78.1%        1.05x         87.27%       7.46%
----------------------------------------------------------------------------------------------------------------------

* The weighted average loan-to-dark value as of the Cut-Off Date is
114.26%




DEBT SERVICE COVERAGE

                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL    LOAN-TO-LEASED  GROSS
DEBT SERVICE COVERAGE       LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
                                                     BALANCE
----------------------------------------------------------------------------------------------------------------------

    1.000x to 1.009x           37        188,000,000     48.8         38.1         1.00         92.73         7.49
    1.010x to 1.019x            3         14,000,000      3.6          2.8         1.02         91.47         6.97
    1.020x to 1.029x            4         11,000,000      2.9          2.3         1.02         73.66         7.60
    1.030x to 1.039x           26         72,000,000     18.7         14.6         1.03         83.88         7.44
    1.040x to 1.049x            2          4,000,000      1.0          0.8         1.04         86.45         7.28
    1.050x to 1.059x           22         40,000,000     10.4          8.1         1.05         81.61         7.54
    1.070x to 1.079x            1          2,000,000      0.4          0.3         1.07         74.79         7.89
    1.080x to 1.089x            2          4,000,000      1.0          0.8         1.08         78.72         7.63
    1.090x to 1.099x            1          8,000,000      2.1          1.7         1.10         95.74         7.32
    1.100x to 1.199x            5         15,000,000      3.8          3.0         1.13         79.40         7.32
    1.200x to 1.499x            7         27,000,000      7.1          5.6         1.32         74.02         7.42
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        110       $385,000,000    100.0%        78.1%        1.05x        87.27%        7.46%
----------------------------------------------------------------------------------------------------------------------

* Debt service coverage is the ratio of total net rents during the loan term to total debt service during the loan term. Total net rents are calculated by deducting total loan-level reserves and total ground rents, if any, from total gross rents.

* The weighted average debt service coverage as of the Cut-Off Date is 1.05x

ORIGINATION

COMPANY: CLF developed the proprietary Hybrid Corporate Bond Lease Program (the "Program"), in addition to related products, for the express purpose of providing credit based financing to owners of single tenant properties net leased pursuant to Credit Leases.

TENANTS: All tenants or their respective Credit Lease guarantors are Investment Grade or have received an Internal Private Classification of at least BBB- from each of S&P and Duff with the exception of Circuit City Stores, Inc. and MedPartners, Inc. Circuit City has an Internal Private Classification indicating credit with characteristics consistent with a rating of "BB-" or better. MedPartners has a long-term credit rating from S&P of BB-. The average corporate unsecured debt rating for the CLF loans in the pool is "A-".

                    All corporate credit tenants, particularly those rated BBB and below, are independently underwritten by CLF as to their rating trends (up or down), industry trends, and market position.

LOAN

                o UNDERWRITING: CLF's loan underwriting is centralized to ensure consistent quality and involves in-depth analysis by both internal and external specialists of the corporate credit being financed, the quality of the lease, and value of the underlying real estate on both a leased fee and "as dark" basis. CLF's due diligence typically includes a credit evaluation, a legal analysis of each lease, an assessment of condemnation and casualty risks, reviews of landlord obligations, reviews of third-party reports (environmental, engineering, appraisal), residual risk exposure (for extended amortization loans), borrower structure, reviews of loan closing documents, and confirmation with applicable rating agencies of each tenant's credit rating.

LOAN COLLATERAL AND BORROWER STRUCTURE

LOAN TERMS:         All mortgage loans (with one exception) are fully-amortizing either before or, co-terminus with the primary term, or in some cases the first renewal period, of the related Credit
                    Lease.

CALL PROTECTION:    Generally,   eight  years  of  lockout   followed  by  yield
                    maintenance, flat to Treasuries, for the balance of the mortgage loan term.

SECURITY:           All mortgage loans are secured by:

                    o    lock box assignments of leases and rents;
                    o first mortgages on fee or leasehold interests in the related premises; and
                    o a security interest in funds on deposit in reserve accounts.

BORROWER TYPE:      Generally  special-purpose  entities organized in accordance with standard rating agency criteria. Bankruptcy-remote opinions are generally required at origination for all mortgage loans of more than $5,000,000 (and for all mortgage loans made to borrowers/landlords with aggregate Program debt of more than $5,000,000).

LEASE STRUCTURE

QUALIFIED LEASES:   Only Credit Leases of the types listed and  described  below are eligible for financing under the Program and are included in the Pool.

                    o Bond-Type. The tenant does not have termination or abatement rights pursuant to the Credit Lease absent a termination payment that is sufficient to fully prepay the related loan.

                    o Triple Net. The tenant may terminate the Credit Lease or abate rent following a defined condemnation or casualty event, but generally for no other reason.

                    o Double Net. The tenant may terminate the Credit Lease or abate rent following a defined condemnation or casualty, or following borrower/landlord default with respect to certain obligations (primarily maintenance and repairs) under the Credit Lease.

LEASE ENHANCEMENT MECHANISMS

CLF UTILIZES AN INTEGRATED PROGRAM OF CREDIT LEASE ENHANCEMENT MECHANISMS TO CREATE A HYBRID CORPORATE BOND BY ENSURING THAT THERE ARE NO INTERRUPTIONS IN THE CORPORATE CREDIT TENANT'S RENTAL STREAM DUE TO REAL ESTATE RELATED EVENTS.


LEASE ENHANCEMENT Non-cancelable insurance policies have been issued by the INSURANCE POLICIES: Lease Enhancement Insurance Policy Provider for triple net and double net  leases.  In the event a tenant  exercises  a termination or abatement  right  following a condemnation or casualty  event,  the  Lease  Enhancement  Insurance  Policy
                    Provider   will  either  (i)  make  a  cash   payment  as  a
                    replacement for any lost monthly rent or (ii) fully prepay the mortgage loan, at par.

LEASE SUPPORT       In  the  event  of  borrower/landlord  default with  respect
ACTIONS:            to  obligations  under the Credit  Lease,  the  Servicer  or
                    Special Servicer,  as applicable,  will use its best efforts to satisfy  those  obligations  to prevent  the tenant  from
                    exercising  its  termination  or  abatement  rights.   Lease
                    Support  Actions  may  include,  but  are  not  limited  to,
                    performance   of  required   maintenance   and  repairs  and
                    initiation and maintenance of appropriate legal actions. The
                    Servicer and Special Servicer have access to reserve account funds and, when necessary, are obligated to advance their own funds (subject to recoverability) and are prohibited from foreclosure until the Servicer advances exceed 60% of the dark value of the property.

BORROWER RESERVE    Reserve  accounts  are established  based on  an engineering
ACCOUNTS:           survey by CLF selected professional  third-party engineering consultants and funded on a monthly basis for mortgage loans relating  to double net leases  with  quantifiable  landlord
                    obligations.   The  deposits  to  these  accounts  generally
                    provide at least 125% of the anticipated, inflation-adjusted costs of maintenance, repair and replacement to the related premises as they occur. In addition, double net leases are generally underwritten with debt service coverage in excess of that required or reserves and principal and interest payments.

EXPENSE RESERVE     CLF provides for a trust-level account to be established and
ACCOUNT:            funded on a monthly basis. The deposits made thereto will be
                    available  for  Lease  Support   Actions,   trust  expenses,
                    recoverable   and   non-recoverable   advances,   prepayment
                    interest  shortfalls and credit support.  Unless drawn upon, the Expense Reserve Account will grow to approximately  $2.4
                    million   over   the   life  of  the   transaction   without
                    consideration of reinvestment income.

LEASE ENHANCEMENT SUMMARY

                       TERMINATION OR ABATEMENT
LEASE TYPE                      EVENT                        MITIGANT               LEASE AS ENHANCED
---------------------------------------------------------------------------------------------------------
Bond-Type             None                       Not applicable                   Not applicable

Triple Net*           Condemnation or casualty   Non-cancelable insurance policy  Bond-Type Equivalent
                      with AAA-rated insurer


Double Net*           (1)   Condemnation or      (1)   Non-cancelable insurance   Bond-Type Equivalent
                            casualty                   policy with AAA-rated
                                                       insurer
                      (3)   Maintenance/repair   (3)   Escrows equal to 125% of
                            provision violation        consultant's estimate for
                            maintenance/repairs
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

* Any Triple Net and Double Net Leases that contain lease provisions other than casualty or condemnation that could lead to a tenant's right to terminate the lease or abate rent thereunder have the protection provided by the Servicer's Lease Support Actions and the AA rated backstop thereto.

EXTENDED AMORTIZATION MECHANISM

CTL loans that amortize through the first renewal period of the related Credit Lease each receive the benefit of an individual insurance policy issued by the Extended Amortization Insurance Policy Provider. Continued debt service on or repayment of such mortgage loans is thus insured in the event the related tenant elects not to renew their lease.

EXTENDED            Transactions which meet Program  underwriting  standards may
AMORTIZATION        also  be  eligible  for  financing  through  CLF's  Extended
PROGRAMsm LOANS:    Amortization  Program (the  "EAPsm").  With one exception (a balloon mortgage), EAP loans fully amortize either before or co-terminus with the first renewal period of the related
                    Credit Lease.

INSURANCE POLICY:   In order to eliminate the risk of debt service  interruption due to a tenant non-renewal event, a non-cancelable Extended
                    Amortization Insurance Policy is underwritten for each EAP loan.

POLICY PROVIDER:    In the event of (i) non-renewal of the Credit Lease and (ii)
                    borrower/landlord   default  under  the  related  loan,  the
                    Extended  Amortization   Insurance  Policy  Provider  (whose
                    financial  strength  is rated  "AAA" by S&P) must either (a)
                    fully prepay the loan, with yield maintenance  (subject to a
                    5% cap), or (b) make monthly  payments in an amount equal to
                    the  debt   service   payments   due  during  the   extended
                    amortization period.

 LOAN APPROVAL AND CLOSING PROCESS

LEASE AND           CTL  loan  approval,  each  Credit  Lease is  reviewed  by a
LOAN REVIEW:        trained CLF  underwriter  using  comprehensive  underwriting guidelines developed through consultation with legal and financial advisors, investors and rating agencies. The
                    Credit Lease is reviewed specifically to identify and quantify, as applicable, the risks associated with tenant termination or abatement rights resulting from condemnation and casualty events and borrower/landlord default with respect to obligations under the Credit Lease.

CREDIT REVIEW:      Each credit is reviewed by experienced  finance  specialists and the ratings confirmed by the rating agencies.

LOAN REVIEW:        After an  application  has been  reviewed  and a deposit has
COMMITTEE:          been received, CLF convenes a loan review committee (made up of CLF's senior managers) in order to determine whether or not the transaction meets Program underwriting criteria.
                    Following the completion of due diligence, the loan review committee is reconvened for issuance of ultimate mortgage loan approval or rejection.

APPLICATION AND     Once the application  has been accepted,  full due diligence
DUE DILIGENCE:      is commenced which includes:

                    o the engagement of CLF-approved or CLF-selected third-party valuation and environmental consulting firms and, in the case of double net leases, structural engineering consulting firms;

                    o    a review and summary of Credit  Lease  termination  and
                         abatement    rights    and    respective     mitigating
                         enhancements;

                    o an analysis of the borrower, with electronic background checks;

                    o    a review of title, survey, etc.;

                    o a review of the Credit Lease and related premises by the Lease Enhancement Policy Provider;

                    o a review of the Credit Lease and third-party reports by the Servicer; and

                    o for EAP mortgage loans, a review of the Credit Lease and valuation report by the Extended Amortization Insurance Policy Provider.


CLOSING: CTL loans are closed in accordance with pre-defined Program requirements, including comprehensive borrower/landlord, premises and tenant/guarantor criteria. Standard securitization-oriented documentation is used.

COMPARISON TO LONG-TERM, SENIOR UNSECURED CORPORATE DEBT AND CMBS


      The long-term, senior unsecured debt of a corporation is the unconditional promise of that corporation to make a stream of payments in accordance with the terms of a bond. Typically senior unsecured debt pays interest only on a semi-annual basis with principal returned at maturity. In the event of a bond default, the holders are unsecured and generally recover only against the unsecured assets of the corporation. Like corporate bonds, the loans originated under the Enhanced Lease Program contain the unconditional obligation of the Credit Lease Tenants to make a stream of monthly rental payments, subject only to certain specified real estate related termination or rent abatement rights and subject to the right of the credit tenant reject the lease in the event of bankruptcy. Although corporate bonds do not have the risks associated with the termination or abatement rights that are contained in many of the Credit Leases that back the certificates, the Program substantially reduces or eliminates these real estate related risks. Moreover, unlike long-term, senior unsecured corporate debt, CTL Loans are self-amortizing and secured by first mortgage liens. The combination of amortization and security coupled with the strong financial incentives of the underlying borrower to protect the loan in the event of a credit tenant default provide the possibility of increasing expected recoveries to certificate holders that might otherwise be available to such certificate holders if they held the unsecured corporate bonds of that same corporate credit. CTL loans also have substantial call protection in the form of eight year lock-outs followed by yield maintenance flat to US Treasuries for the duration of the loan.

      The certificates also compare favorably in certain respects to commercial mortgage-backed securities ("CMBS") in terms of credit, prepayment risk and recovery. CMBS pools generally consist of an aggregation of real estate loans. Typically, such real estate loans are underwritten based on the value of the underlying real estate and the strength of the borrower. Amortization periods usually exceed the term of the loan by a significant amount (10 year terms with 25 or 30 year amortization periods) leaving the balance of the loan (up to 70%) to be retired at maturity either by refinancing or from the resources of the borrower. Timeliness of payment and ultimate recovery on real estate loans is affected by many factors including, the financial strength or lack thereof of the borrower, the ability of the borrower to refinance the loan at maturity, the stability of the cash flow from the tenants at the property, the quality of the leases, and the uncertainties of the real estate and economic cycles.

      By comparison to CMBS, the credit quality of the cash flows on all the CTL loans is defined by the credit quality of the generally single tenant subject to the long term lease. The risks to interruptions in credit tenant cash flows (and thus loan payments) is reduced by limiting eligible Credit Lease Tenants to primarily Investment Grade credits, whose financial strength reduces the risk of default over a business cycle as compared with non-investment grade tenants. With the exception of Circuit City and MedPartners, all of the credit tenants in the pool are Investment Grade, and including all the CTL loans, the average credit rating is A-. The Investment Grade credit quality of the credit tenants coupled with the amortizing nature of the credit lease loans and strong call protection insulate the certificate holders from risks of voluntary or involuntary prepayments on the mortgage loans.

CREDIT TENANT LEASE (CTL) LOAN OVERVIEW

o CASH FLOWS: CTL Loans utilize the credit tenant's fixed and predictable rent stream to pay principal and interest. All tenant rent is lock boxed at Midland and applied to debt on the due date as well as to scheduled reserves, if any. The credit tenant pays all property expenses directly or indirectly.

o    CREDIT QUALITY: CTL loan pool has average A- rated credit tenants.

o COLLATERAL: Each CTL loan is collateralized by an absolute assignment of the credit tenant lease and a first mortgage.

o REAL ESTATE RISK: Performance of the loan depends upon the tenant's uninterrupted rent stream. Risk of interruption of the tenant's rent as a result of a real estate related event is eliminated/mitigated by bond or enhanced bond-type leases.

o CALL PROTECTION: Voluntary prepayment is prohibited for eight years and permitted thereafter only with a yield maintenance penalty calculated at flat to U.S. Treasuries.

o AMORTIZATION: Each CTL loan fully amortizes over the term of the underlying credit tenant lease or if not, then the outstanding balance at the end of the tenant's initial lease term is fully insured by a subsidiary of Berkshire Hathaway.

o DEFAULT RISK: S&P static pool cumulative default (default being defined as the first occurrence of a payment default on any financial obligation) studies indicate that default probability after ten years for AA, A, BBB, BB and B credits are 1.00%, 1.76%, 3.71%, 15.07% and 25.55%, respectively.
     Standard & Poor's Credit Week, January 28, 1998.

o EVENT RISK: Both S&P and Moody's default studies clearly show that credit migration (up or down) is almost always a gradual process measured in years. Sudden defaults of investment grade credits are essentially zero. For the very small number of credits that do default, according to S&P the average time from the original rating to default is 7.4, 7.6, 6.6, 5.1, and
     3.7 years for AA, A, BBB, BB and B rated credits, respectively. Standard & Poor's Credit Week, January 28, 1998.

o RECOVERIES: In the unlikely event a credit tenant defaults, potential recoveries on the underlying CTL loan are enhanced by the amortizing nature of the loan, the high quality of the mortgaged real estate, and incentives present for both the tenant to continue to operate the property in case of a bankruptcy and the borrower to protect the loan in the event of a rejection of the lease in bankruptcy by the tenant.

LOAN POOL SUMMARY - LONG TERM CONDUIT
SUMMARY CHARACTERISTICS

--------------------------------------------------------------------------------
DESCRIPTION

INITIAL POOL BALANCE                                     $108,000,000

AVERAGE BALANCE AS OF CUT-OFF DATE                       $6,000,000

WTD. AVG. UNDERWRITING DSCR(1)                           1.38X

WTD. AVG. CUT-OFF DATE LTV RATIO(2)                      60.8%

WTD. AVG. MATURITY DATE LTV RATIO(3)                     19.6%

WTD. AVG. MORTGAGE RATE                                  7.58%

WTD. AVG. ORIGINAL TERM TO MATURITY                      17 YEARS 10 MONTHS

WTD. AVG. REMAINING TERM TO MATURITY                     16 YEARS 8 MONTHS

WTD. AVG. AGE                                            1 YEAR 2 MONTHS

WTD. AVG. ORIGINAL AMORTIZATION TERM                     22 YEARS 5 MONTHS

WTD. AVG. REMAINING AMORTIZATION TERM                    21 YEARS 3 MONTHS

--------------------------------------------------------------------------------


(1) Ratio of  underwritten  property  net cash flow to annual  debt  service
(2) Ratio of scheduled balance at Cut-off Date to appraised property value
(3) Ratio of scheduled balance at maturity to appraised property value

STRATIFICATION TABLES
CUT-OFF DATE BALANCE

                              NUMBER     BALANCE AS       % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
  RANGE OF CUT-OFF DATE    OF MORTGAGE   OF CUT-OFF   CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF     MORTGAGE
         BALANCES             LOANS     DATE (000'S)    BALANCE       BALANCE        DSCR        DATE LTV      RATE
                                                                                                  RATIO
------------------------------------------------------------------------------------------------------------------------
           $0 to $999,999       1          $1,000,000      0.9%         0.2%         1.20x        25.79%       7.13%
 $1,000,000 to $1,999,999       3           5,000,000      4.5          1.0          1.23         75.11        7.58
 $2,000,000 to $2,999,999       5          12,000,000     11.2          2.4          1.29         62.29        7.32
 $3,000,000 to $3,999,999       3          10,000,000      9.2          2.0          1.30         61.37        7.31
 $4,000,000 to $4,999,999       1           5,000,000      4.6          1.0          1.54         55.03        7.43
 $5,000,000 to $7,499,999       3          17,000,000     16.0          3.5          1.20         72.12        7.63
$10,000,000 to $14,999,999      1          14,000,000     13.3          2.9          1.25         74.23        7.21
$35,000,000 to $45,000,000      1          44,000,000     40.3          8.8          1.54         51.23        7.86
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18        $108,000,000    100.0%        21.9%         1.38x        60.84%       7.58%
------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                             NUMBER     BALANCE AS       % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                          OF MORTGAGED  OF CUT-OFF   CONDUIT POOL  TOTAL POOL   UNDERWRITING  CUT-OFF DATE  MORTGAGE
                           PROPERTIES  DATE (000'S)    BALANCE       BALANCE        DSCR       LTV RATIO      RATE
PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------
Retail                         11        $76,000,000     70.6%        15.5%         1.41x        60.49%       7.73%
Office                          2         18,000,000     16.3          3.6          1.28         72.06        7.24
Mobile Home                     4          9,000,000      8.5          1.9          1.21         45.29        7.13
Hotel                           1          5,000,000      4.6          1.0          1.54         55.03        7.43
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18       $108,000,000    100.0%        21.9%         1.38x        60.84%       7.58%
-----------------------------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION

                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                          OF MORTGAGE  CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
PROPERTY LOCATION            LOANS       (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
           SC                   1        $44,000,000     40.3%         8.8%         1.54x        51.23%        7.86%
           GA                   1         14,000,000     13.3          2.9          1.25         74.23         7.21
           TX                   3          9,000,000      8.0          1.8          1.29         80.91         7.80
           NC                   3          7,000,000      6.2          1.4          1.28         73.82         7.78
           FL                   1          6,000,000      5.9          1.3          1.12         62.43         7.00
           NM                   1          6,000,000      5.1          1.1          1.25         73.62         7.67
           CT                   2          5,000,000      4.9          1.1          1.21         49.33         7.13
           TN                   1          5,000,000      4.6          1.0          1.54         55.03         7.43
           NH                   2          4,000,000      3.6          0.8          1.21         39.77         7.13
           KS                   1          3,000,000      3.2          0.7          1.28         69.52         7.44
           MD                   1          3,000,000      3.0          0.7          1.40         62.42         7.35
           PA                   1          2,000,000      1.8          0.4          1.25         71.25         7.50
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18       $108,000,000    100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------



MORTGAGE RATE

                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                         OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
RANGE OF MORTGAGE RATES     LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
    6.750% - 6.999%             1         $2,000,000      1.9%         0.4%         1.41x        79.24%        6.87%
    7.000% - 7.249%             7         31,000,000     28.8          6.3          1.21         63.45         7.14
    7.250% - 7.499%             4         14,000,000     13.1          2.9          1.42         62.85         7.40
    7.500% - 7.749%             2          7,000,000      6.9          1.5          1.25         73.00         7.63
    7.750% - 7.999%             1         44,000,000     40.3          8.8          1.54         51.23         7.86
    8.000% - 8.499%             3         10,000,000      9.0          2.0          1.24         79.40         8.20
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18       $108,000,000    100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------

DSCR (1)

                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                         OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
RANGE OF DSCRS              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
     1.10x - 1.19x             1          $6,000,000      5.9%         1.3%         1.12x        62.43%        7.00%
     1.20x - 1.29x            12          45,000,000     42.0          9.2          1.24         69.03         7.49
     1.35x - 1.39x             1           2,000,000      2.2          0.5          1.38         69.83         7.32
     1.40x - 1.49x             2           5,000,000      4.9          1.1          1.41         68.95         7.16
     1.50x - 1.59x             2          49,000,000     44.9          9.8          1.54         51.62         7.81
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18        $108,000,000    100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------

(1) Ratio of underwritten property net cash flow to annual debt service

CUT-OFF DATE LTV RATIO (1)

                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
 RANGE OF CUT-OFF DATE   OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
          LTVS              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
      0.0% - 29.9%             1          $1,000,000      0.9%          0.2%        1.20x        25.79%        7.13%
     30.0% - 49.9%             2           5,000,000      4.6           1.0         1.21         44.86         7.13
     50.0% - 59.9%             3          52,000,000     47.9          10.5         1.52         51.62         7.77
     60.0% - 64.9%             2          10,000,000      8.9           1.9         1.22         62.43         7.12
     65.0 % - 69.9%            2           6,000,000      5.5           1.2         1.32         69.65         7.39
     70.0% - 74.9%             3          22,000,000     20.3           4.4         1.25         73.81         7.35
     75.0% - 79.9%             4           8,000,000      6.9           1.5         1.28         77.39         7.56
     80.0% - 84.9%             1           5,000,000      5.0           1.1         1.25         82.00         8.32
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18        $108,000,000     100.0%        21.9%        1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------

(1) Ratio of scheduled balance at Cut-off Date to appraised property value


MATURITY DATE LTV RATIO (1)

                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
 RANGE OF MATURITY DATE  OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    MATURITY     MORTGAGE
          LTVS              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
      0.0% - 29.9%              9        $71,000,000      66.1%       14.5%         1.42x         2.47%        7.63%
     30.0% - 49.9%              3          9,000,000      8.7          1.9          1.43         37.57         7.42
     50.0% - 59.9%              3         21,000,000     19.4          4.3          1.25         57.18         7.49
     60.0% - 64.9%              3          6,000,000      5.9          1.3          1.29         61.44         7.66
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18       $108,000,000    100.0%        21.9%         1.38x        19.59%        7.58%
------------------------------------------------------------------------------------------------------------------------

(1)  Ratio of scheduled balance at maturity to appraised property value

ORIGINAL TERM TO MATURITY

                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
    ORIGINAL TERM TO     OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
        MATURITY            LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
          180                 11         $47,000,000     43.1%         9.4%         1.28x        71.28%        7.43%
          240                  7          62,000,000     56.9         12.5          1.46         52.95         7.70
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18        $108,000,000    100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

                              NUMBER     BALANCE AS OF     % OF         % OF        WTD. AVG.     WTD. AVG.    WTD. AVG.
RANGE OF REMAINING TERMS    OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING   CUT-OFF      MORTGAGE
                              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                   RATIO
------------------------------------------------------------------------------------------------------------------------
    121 - 180 Months            11       $47,000,000     43.1%           9.4%         1.28x        71.28%        7.43%
    181 - 240 Months             7        62,000,000     56.9           12.5          1.46         52.95         7.70
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          18      $108,000,000    100.0%          21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION

                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
 ORIGINAL AMORTIZATION   OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
          TERM              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
          180                  1          $3,000,000      3.2%          0.7%        1.28x        69.52%        7.44%
          240                  9          70,000,000     64.7          14.2         1.42         54.33         7.63
          300                  4          14,000,000     12.9           2.8         1.37         70.06         7.72
          360                  4          21,000,000     19.2           4.2         1.26         75.11         7.35
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18        $108,000,000    100.0%         21.9%        1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------


GENERAL

o Each Mortgage Loan was originated or, in certain cases, purchased pursuant to the NationsBank multifamily and commercial mortgage conduit. NationsBank loans are originated utilizing exclusive internal underwriting and third-party origination networks. Since 1995, NationsBank has securitized more than $6 billion of NationsBank loans.

ORIGINATION/ACCUMULATION

o The NationsBank Permanent Loan Group (the "PLG") was formed in 1995 for the express purpose of underwriting commercial mortgage loans which satisfy NationsBank lending criteria. Currently, the PLG operates from 10 offices located across the United States.

o Similarly, NationsBank originates health care loans which are underwritten by the NationsBank Healthcare Banking Group (the "HCBG"). The HCBG specializes in arranging financing for the health care industry, and in 1997 underwrote more than $83 million in NationsBank loans.

o Additionally, conduit relationships have been established between NationsBank and a select group of third-party mortgage loan originators (each, a "Third-Party Originator"). Third-Party Originators, all of which are mortgage banking or banking firms with established credit policies, include Bankers Mutual Mortgage, Inc., Berkshire Mortgage Finance, First Security Bank, N.A., L.J. Melody & Company, The Patrician Financial Company and The WMF Group. In the aggregate, these partners originated approximately $1.5 billion in NationsBank loans in 1997.

UNDERWRITING

o Each Mortgage Loan was originated against standard underwriting targets. In order to ensure quality and consistency, NationsBank officers participate in the entire underwriting review process. Moreover, NationsBank officers regularly host underwriting forums for all underwriters and originators.

TARGETED UNDERWRITING SUMMARY

                        LOAN SIZE        MINIMUM          MAXIMUM        AVAILABLE          MAXIMUM
PROPERTY TYPE             ($MM)            DSCR          LTV RATIO         TERMS         AMORTIZATION
---------------------------------------------------------------------------------------------------------
Multifamily            $0.5 - $50         1.20x             80%         84 - 180 Mos        360 Mos
Retail                 $0.5 - $50         1.25x             80%         84 - 180 Mos        360 Mos
Office                 $0.5 - $50         1.25x             75%         84 - 180 Mos        360 Mos
Health Care            $0.5 - $25         1.30x             75%         84 - 180 Mos        360 Mos
Franchise              $0.5 - $50         1.25x             75%         84 - 120 Mos        240 Mos
Hotel                  $0.5 - $35         1.35x             75%         84 - 180 Mos        300 Mos
Industrial             $0.5 - $25         1.25x             75%         84 - 180 Mos        360 Mos
Mini Storage           $0.5 - $15         1.30x             75%         84 - 180 Mos        300 Mos
Golf Course             $1 - $20          1.40x             70%         84 - 120 Mos        300 Mos
---------------------------------------------------------------------------------------------------------

PARTICIPANTS

CAPITAL LEASE FUNDING, L.P. is a Loan Seller and a New York-based commercial mortgage lender specializing in financing commercial real estate leased under long-term net leases to corporate tenants who are, or whose obligations under such leases are guaranteed by, corporations whose credit is Investment Grade or carries an Internal Private Classification. CLF financed more than $129 million of Credit Leases through a capital markets transaction in January 1997.

LEXINGTON INSURANCE COMPANY ("Lexington") issues non-cancelable Lease Enhancement Insurance Policies which provide for monthly debt service payments or full Loan prepayment, at par, in the event of rent abatement or termination, respectively, following a condemnation or casualty event. Lexington is a subsidiary of AIG. The financial strength of Lexington has been rated "AAA" by S&P.

COLUMBIA INSURANCE COMPANY ("Columbia") is the Extended Amortization Insurance Policy Provider. Columbia issues non-cancelable insurance policies which insure the performance of CTL loans that are scheduled to amortize beyond the initial term of the related Credit Lease. Columbia is a subsidiary of Berkshire Hathaway, Inc. and carries a financial strength rating of "AAA" from S&P.

LASALLE   NATIONAL   BANK   ("LaSalle")   is   the   Trustee.   LaSalle   is   a
nationally-chartered bank with principal offices in Chicago, Illinois. LaSalle is rated "AA-" by S&P.

ABN AMRO BANK N.V., ("ABN") is the Fiscal Agent. ABN is based in the Netherlands and is the corporate parent of LaSalle. ABN is rated "AA" by S&P.

CONFIDENTIAL


NATIONSLINK FUNDING CORPORATION
COMMERCIAL LOAN
PASS-THROUGH CERTIFICATES
SERIES 1999-LTL-1
$493,000,000 (APPROXIMATE)



FIRST QUARTER 1999

NOTICE TO RECIPIENTS


     This material is being provided to you by NationsBanc Montgomery Securities LLC ("NMS") for your private information only, and relates only to certain credit lease-backed and long term conduit real estate mortgage loans (the "Loans"). Although this material is based on information NMS considers reliable, neither NMS nor any of their affiliates make any representation that it is accurate or complete, and it should not be relied upon as such. Information contained in this material is current as of the date appearing on this material only. The information contained in this material may be based on assumptions regarding market conditions and other matters reflected herein. Neither NMS nor any of their affiliates make any representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.

     By accepting this material, you agree that you will not distribute or provide this material to any other person. You are encouraged to conduct your own due diligence with respect to the Loans, and reference is made to such actual loan documents for the terms and conditions of such Loans. Neither NMS nor any of their affiliates is soliciting action from you based upon this material.

     This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. In the event any of the Loans described in this material are actually securitized, the securities backed by such Loans will be offered to you, if at all, only pursuant to a final public prospectus or private placement memorandum and, in such event, any information in this material will be superseded in its entirety by the information contained in such final prospectus or memorandum. You are urged to read any such final prospectus or memorandum in its entirety prior to making any investment decision with regard to securities that may be backed by such Loans.

DEAL SUMMARY

DEAL OVERVIEW

o NationsBanc Montgomery Securities LLC ("NMS") will act as lead manager in a securitization of approximately 110 credit leased backed commercial mortgage loans, with a projected aggregate principal cutoff balance of $385,000,000 and 18 long term conduit commercial mortgage loans, with an aggregate principal cutoff balance of $108,000,000 as of February 1, 1999 (the "Cut-off Date"). It is further expected that this transaction will settle in early 1999.

o The credit tenant lease loans ("CTL Loans") for this transaction were originated and underwritten by Capital Lease Funding, L.P. (CLF) and NationsBank, N.A. ("NationsBank") and are being contributed by CLF, and the conduit mortgage loans are being contributed by NationsBank. Each mortgage loan seller will make representations and bear all repurchase obligations with regard to its loans only.

o Collateral tables appearing in this package set forth anticipated characteristics of all Loans expected to be included in this transaction in the aggregate, and separately for CLF (Credit Lease) loans, and NationsBank (Long Term Conduit) loans.

PRELIMINARY PROFORMA STRUCTURE DESCRIPTION


                                                                           PRINCIPAL               EXPECTED
            EXPECTED    APPROXIMATE   APPROXIMATE    CREDIT     EXPECTED   REPAYMENT    EXPECTED    DOLLAR
  CLASS      RATING     CLASS SIZE     % OF TOTAL    SUPPORT      WAL*      WINDOW*      COUPON     PRICE
            S&P/DCR

   A-1      AAA/AAA       $70,000,000    14.3%        19.5%        3.0       1 - 66       TBD        TBD
   A-2      AAA/AAA       194,000,000    39.4         19.5        10.0      66 - 163      TBD        TBD
   A-3      AAA/AAA       132,000,000    26.8         19.5        15.3     163 - 209      TBD        TBD
   I/O      AAA/AAA       493,000,000                 19.5        12.4                    TBD        TBD
    B        AA/AA         26,000,000     5.3         14.3        17.8     209 - 219      TBD        TBD
    C         A/A          21,000,000     4.3         10.0        18.7     219 - 231      TBD        TBD
    D        BBB/NR        31,000,000     6.3          3.8        20.7     231 - 267      TBD        TBD
    E        BB/NR         11,000,000     2.3          1.5        22.7     267 - 279      TBD        TBD
    F         B/NR          4,000,000      .8           .8        23.5     279 - 285      TBD        TBD
    G          UR           4,000,000      .8                     24.2     285 - 300      TBD        TBD

 TOTAL/WA                $493,000,000   100.0%       100.0%


* Assumes 0% CPR


o Principal payments will be applied to each class entitled thereto on a sequential basis.

SECURITIES DESCRIPTION

TRANSACTION:        NationsLink  Funding  Corporation  Long Term Commercial Loan
                    Pass-Through Certificates;

TYPE OF OFFERING:   Public  Bond  Offering on  Certificates  rated AA and above,
                    Private   Placement   with   resale   under  Rule  144A  for
                    Certificates rated below AA;

CUT-OFF DATE:       February 1, 1999;

TAX ELECTION:       REMIC;

BOND COUPONS:       TBD;

INTEREST
CALCULATION:        30/360 basis;

LOSSES: Any losses will be applied to the most subordinate class of Certificates then outstanding.

PARTICIPANTS

DEPOSITOR:          NationsLink Funding Corporation;

LOAN SELLERS:       Capital Lease Funding, L. P., and NationsBank, N.A.;

PLACEMENT AGENT:    NationsBanc Montgomery Securities LLC;

SERVICER:           Midland Loan Services, Inc.

SPECIAL SERVICER:   Midland Loan Services, Inc.

TRUSTEE:            LaSalle   National  Bank,   which  also  serves  as  back-up
                    servicer;

FISCAL AGENT:       ABN AMRO Bank N.V.;

LEASE ENHANCEMENT
INSURANCE POLICY
PROVIDER:           Lexington Insurance Company (AAA rated subsidiary of AIG)

INSURANCE POLICY
PROVIDER:           Columbia   Insurance   Company  (AAA  rated   subsidiary  of
                    Berkshire Hathaway)

LOAN POOL SUMMARY - CREDIT LEASE


Capital Lease Funding, L.P. is a New York-based lender specializing in originating, underwriting, pooling and financing commercial properties which are long-term net leased to credit tenants. Such credit tenants generally have a long-term credit rating from S&P of BBB- or better or carry an Internal Private Classification of at least BBB- or better from each of S&P and Duff & Phelps Credit Rating Company. CLF has on a selective basis financed properties having credit tenants with long term credit ratings from S&P or Internal Private Classifications of BB- or better, and the pool contains nine such loans.

CLF pioneered the enhancement of net leases with credit tenants to bond type status. CLF's enhancement mechanisms and underwriting methods have become the de facto rating agency and industry standards for these types of loans. It securitized the first multi-credit tenant mortgage pool collateralized by both bond and bond-type credit tenant leases in February 1997. The $130MM pool for that transaction included 13 investment grade tenants (rated BBB- or better) and 30 loans, has had no delinquencies or defaults to date. Since 1997, CLF has financed or committed to finance over $850MM of credit tenant loans ("CTL") with over 40 credit tenants and has had no defaults to date. All CLF loans are originated and centrally underwritten by a team of credit lease finance specialists.

Through its lease enhancement programs, CLF is able to mitigate real estate event risks in triple and double net leases to ensure that the rent stream which provides the cash flow for debt service and loan amortization is uninterrupted by certain real estate or borrower related events.

CLF utilizes a broad array of enhancement mechanisms, including reserves, recourse provisions, specialized insurance with AAA- rated companies and backstop servicing with AA- rated (minimum) companies, to mitigate specific event risks and ensure performance of certain borrower/landlord obligations.

With the exception of eight loans which have an approximate total cutoff balance $57,000,000 which represent 14.8% of the credit lease loans and 11.6% of all loans in the securitization, all of the Credit Lease Loans fully amortize over the initial term of the associated credit lease. Any loan structured with an amortization that exceeds the lease term is insured pursuant to a specialized insurance policy provided by Columbia Insurance Company which insures payment of principal and interest on the loan (or prepayment with yield maintenance up to 5%) in the event of a tenant non-renewal and subsequent borrower default.

The underlying mortgaged properties are generally of new construction and are stand alone.

The weighted average credit rating of the tenants or guarantors securing the CTL Loans is "A-".

Over half of the leases relating to the CTL loans are guaranteed by a guarantor in the Retail Drug, Retail Grocery, Food Service or Energy sector.

The top five credit tenants in terms of pool concentration are all public corporations with long term credit ratings from S&P of BBB+, A-, A, AA- and A, respectively.

o All numerical information provided herein with respect to the Loans is provided on an approximate basis and is based on characteristics of the Loans estimated as of the Cut-Off Date.

SUMMARY CHARACTERISTICS

GENERAL

POOL BALANCE                                            $385,000,000

AVERAGE LOAN BALANCE                                    $3,500,000
AVERAGE TENANT/GUARANTOR RATING                         A-

WTD. AVG. GROSS COUPON                                  7.46%

WTD. AVG. ORIGINAL TERM TO MATURITY                     20 Years 7 Months

WTD. AVG. REMAINING TERM TO MATURITY                    19 Years 5 Months

WTD. AVG. ORIGINAL AMORTIZATION TERM                    20 Years 7 Months

WTD. AVG. REMAINING AMORTIZATION TERM                   19 Years 5 Months

WTD. AVG. DEBT SERVICE COVERAGE                         1.05x

WTD. AVG. LOAN-TO-LEASED FEE VALUE                      87.3%

WTD. AVG. LOAN-TO-DARK VALUE                            114.3%

GUARANTOR / TENANT


                                            NUMBER    BALANCE     % OF       % OF      WTD.     WTD. AVG.     WTD.
                                  CREDIT      OF       AS OF     CREDIT   TOTAL POOL   AVG.  LOAN-TO-LEASED   AVG.
TENANT / GUARANTOR                RATING*   LOANS     CUT-OFF    LEASE     BALANCE   ORIGINAL  FEE VALUE     GROSS
                                                        DATE      POOL                  DSC                  COUPON
                                                      (000'S)    BALANCE
---------------------------------------------------------------------------------------------------------------------
Rite Aid Corporation               BBB+       21    $37,000,000    9.6%      7.5%      1.06x      80.65%     7.58%
CVS Corporation                     A-        16     35,000,000    9.2       7.2       1.07       84.18      7.62
Koninklijke Ahold, N.V.              A         4     32,000,000    8.3       6.5       1.16       86.10      7.36
Home Depot U.S.A., Inc.(1)          AA-        3     25,000,000    6.6       5.2       1.00       92.87      7.44
Eckerd Corporation                   A        12     25,000,000    6.5       5.1       1.04       89.43      7.37
Walgreen Co.                        A+         8     24,000,000    6.1       4.8       1.06       82.60      7.11
Circuit City Stores, Inc.          IPC-2       3     20,000,000    5.3       4.1       1.01       86.48      8.04
CareGroup, Inc.                      A         1     20,000,000    5.2       4.0       1.03       84.45      7.25
Blue Cross and Blue Shield of        A         1     20,000,000    5.1       4.0       1.00       75.60      7.98
  Texas, Inc.
Wal-Mart Stores, Inc.               AA         2     19,000,000    4.9       3.8       1.01       93.12      7.04
Food Lion, Inc.                     A-         3     17,000,000    4.5       3.5       1.00      101.60      6.76
Georgia Baptist Health Care        IPC-1       1     12,000,000    3.1       2.4       1.00       89.68      8.16
  System, Inc.
KeyBank National Association         A         1     11,000,000    2.8       2.2       1.00       75.86      7.25
The Pep Boys - Manny, Moe &        BBB-        5     10,000,000    2.5       1.9       1.01       89.85      7.52
  Jack
John H. Harland Company            IPC-1       1      9,000,000    2.5       1.9       1.01       90.21      8.03
Wegmans Food Markets, Inc.          A-         1      8,000,000    2.1       1.7       1.00       81.17      7.50
McDonald's Corporation              AA         5      6,000,000    1.4       1.1       1.01       75.15      7.24
The TJX Companies, Inc.            BBB+        1      6,000,000    1.4       1.1       1.03       73.47      7.58
MedPartners, Inc.                   BB-        1      5,000,000    1.4       1.1       1.00       77.29      7.48
Riggs Bank, N.A.                    BBB        1      5,000,000    1.4       1.1       1.13       84.70      7.28
Hanson North America, Inc. (1)       A         1      5,000,000    1.4       1.1       1.00       94.54      7.47
WellPoint Health Networks, Inc.    BBB+        1      5,000,000    1.2       0.9       1.00       76.90      6.73
State of New Jersey                 AA+        1      4,000,000    1.0       0.8       1.49       72.94      7.54
Tandy Corporation                   A-         1      4,000,000    1.0       0.8       1.02       67.03      7.50
Amoco Oil Company                   AA+        3      3,000,000    0.9       0.7       1.01       89.93      7.13
American Drug Stores, Inc.(1)      BBB+        1      3,000,000    0.8       0.6       1.04       87.31      7.31
Bridgestone/Firestone, Inc.        IPC-1       2      2,000,000    0.6       0.5       1.05       84.38      7.93
Exxon Corporation                   AAA        2      2,000,000    0.6       0.4       1.00       75.00      7.41
The Chase Manhattan Bank            AA-        1      2,000,000    0.5       0.4       1.25       69.39      7.40
Hannaford Bros. Co.                IPC-1       1      2,000,000    0.4       0.4       1.00       78.08      7.48
Boston Gas Company                   A         1      1,000,000    0.4       0.3       1.17       66.81      7.29
Sears, Roebuck & Co.                A-         1      1,000,000    0.3       0.3       1.00       87.25      7.06
Mobil Oil Corporation               AA         1      1,000,000    0.3       0.3       1.00       74.35      6.95
NationsBank, N.A.                   AA-        1      1,000,000    0.3       0.2       1.00       86.33      6.86
United States Postal Service       IPC-1       1      1,000,000    0.2       0.2       1.04       83.54      7.17
---------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       110   $385,000,000  100.0%     78.1%     1.05x       87.27%     7.46%
---------------------------------------------------------------------------------------------------------------------


* S&P Long Term Rating, "IPC" denotes an Internal Private Classification indicating credit which meets parameters consistent with a rating "BBB-" or better for "IPC-1", and BB- or better for "IPC-2".

(1) The rating shown is the rating of the parent company. Home Depot, Inc., Hanson PLC and American Stores Co., respectively.

GUARANTOR / TENANT PRIMARY INDUSTRY


                                 NUMBER   BALANCE AS      % OF         % OF       WTD. AVG.    WTD. AVG.    WTD. AVG.
                                   OF     OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL  LOAN-TO-LEASED   GROSS
PRIMARY INDUSTRY                  LOANS      DATE      LEASE POOL     BALANCE        DSC       FEE VALUE     COUPON
                                            (000'S)     BALANCE
-----------------------------------------------------------------------------------------------------------------------
Retail Drug                         58   $124,000,000     32.3%        25.2%         1.06x       83.97%       7.45%
Healthcare Services                  5     62,000,000     16.0         12.5          1.01        94.72        7.64
Retail Grocery                       9     59,000,000     15.4         12.0          1.09        89.73        7.20
Retail Building Materials            4     31,000,000      8.0          6.2          1.00        93.16        7.44
Retail Electronics                   4     24,000,000      6.3          4.9          1.01        83.45        7.96
Banking                              4     19,000,000      5.0          3.9          1.06        78.32        7.25
Retail Discount & General            2     19,000,000      4.9          3.8          1.01        93.12        7.04
  Merchandise
Automotive                           7     12,000,000      3.1          2.4          1.02        88.82        7.59
Printing                             1      9,000,000      2.5          1.9          1.01        90.21        8.03
Energy                               7      8,000,000      2.8          1.7          1.04        79.66        7.20
Food Service                         5      6,000,000      1.4          1.1          1.01        75.15        7.24
Retail Apparel                       1      6,000,000      1.4          1.1          1.03        73.47        7.58
Government                           1      4,000,000      1.0          0.8          1.49        72.94        7.54
Department Stores                    1      1,000,000      0.4          0.3          1.00        87.25        7.06
Post Office                          1      1,000,000      0.2          0.2          1.04        83.54        7.17
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE             110   $385,000,000    100.0%        78.1%         1.05x       87.27%       7.46%
-----------------------------------------------------------------------------------------------------------------------


GUARANTOR / TENANT CREDIT RATING*


                          NUMBER   BALANCE AS    % OF   CUMULATIVE     % OF      WTD. AVG.     WTD. AVG.    WTD. AVG.
                            OF     OF CUT-OFF   CREDIT   OF CREDIT  TOTAL POOL   ORIGINAL   LOAN-TO-LEASED   GROSS
CREDIT RATING              LOANS      DATE      LEASE      POOL       BALANCE       DSC        FEE VALUE     COUPON
                                     (000'S)    POOL      BALANCE
                                               BALANCE
--------------------------------------------------------------------------------------------------------------------
          AAA                2      $2,000,000    0.5%        0.5%       0.4%       1.01x        84.06%      7.23%
          AA+                4       7,000,000    1.9         2.4        1.5        1.49         72.94       7.54
           AA                8      26,000,000    6.7         9.1        5.2        1.01         88.26       7.08
          AA-                5      29,000,000    7.4        16.6        5.8        1.00         92.57       7.41
           A+                8      24,000,000    6.1        22.7        4.8        1.07         81.56       7.14
           A                21     114,000,000   29.6        52.3       23.1        1.08         85.67       7.33
           A-               22      66,000,000   17.2        69.5       13.4        1.04         87.46       7.36
          BBB+              24      55,000,000   13.0        82.5       10.2        1.04         80.77       7.49
          BBB                1       5,000,000    1.4        83.9        1.1        1.13         84.70       7.28
          BBB-               5      10,000,000    2.5        86.4        1.9        1.01         89.85       7.52
          BB-                1       5,000,000    1.4        87.8        1.1        1.00         77.29       7.48
         IPC-1               6      26,000,000    6.8        94.7        5.4        1.01        101.07       8.02
         IPC-2               3      20,000,000    5.3       100.0        4.1        1.01         86.48       8.04

--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     110    $385,000,000  100.0%      100.0%      78.1%       1.05x        87.27%      7.46%
--------------------------------------------------------------------------------------------------------------------


* S&P Long Term Rating, "IPC" denotes an Internal Private Classification indicating credit which meets parameters consistent with a rating "BBB-" or better for "IPC-1", and BB- or better for "IPC-2".

LOAN POOL SUMMARY - CREDIT LEASE

LEASE TYPE


                           NUMBER    BALANCE AS    % OF   CUMULATIVE     % OF      WTD. AVG.    WTD. AVG.   WTD. AVG.
                             OF      OF CUT-OFF   CREDIT     % OF     TOTAL POOL   ORIGINAL  LOAN-TO-LEASED   GROSS
LEASE TYPE                 LOANS    DATE (000'S)  LEASE      POOL       BALANCE       DSC      FEE VALUE     COUPON
                                                  POOL      BALANCE
                                                 BALANCE

----------------------------------------------------------------------------------------------------------------------
          Bond                9      $86,000,000   22.3%     22.3%       17.4%       1.02x       92.34%       7.48%
          NNN                42      158,000,000   41.1      63.4        32.1        1.04        90.21        7.41
           NN                59      141,000,000   36.6     100.0        28.6        1.06        80.89        7.50
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      110     $385,000,000  100.0%    100.0%       78.1%       1.05x       87.27%       7.46%
----------------------------------------------------------------------------------------------------------------------


* All Credit Leases are either Bond-Type or have been enhanced to Bond-Type status.


BALANCE AT CUT-OFF DATE


                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.     WTD. AVG.     WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL    LOAN-TO-LEASED    GROSS
LOAN BALANCE                LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC        FEE VALUE       COUPON
                                                     BALANCE
------------------------------------------------------------------------------------------------------------------------
        $0 to $999,999          7       $6,000,000      1.6%         1.3%         1.02x          80.14%        7.43%
$1,000,000 to $1,499,999       26       34,000,000      8.9          6.9          1.05           79.77         7.37
$1,500,000 to $1,999,999       19       33,000,000      8.5          6.7          1.06           82.43         7.56
$2,000,000 to $2,499,999       16       35,000,000      9.1          7.1          1.05           84.23         7.51
$2,500,000 to $2,999,999        7       19,000,000      4.8          3.8          1.03           83.43         7.69
$3,000,000 to $3,499,999        4       13,000,000      3.3          2.6          1.04           88.72         7.07
$3,500,000 to $3,999,999        4       15,000,000      3.9          3.1          1.17           74.21         7.51
$4,000,000 to $4,999,999        5       23,000,000      6.0          4.7          1.01           88.25         7.09
$5,000,000 to $5,999,999        8       44,000,000     11.4          8.9          1.08           86.51         7.38
$6,000,000 to $6,999,999        1        6,000,000      1.7          1.3          1.00          101.73         6.76
$8,000,000 to $8,999,999        3       25,000,000      6.4          5.0          1.04           88.29         7.25
$9,000,000 to $9,999,999        1        9,000,000      2.5          1.9          1.01           90.21         8.03
$10,000,000 to $14,999,999      6       67,000,000     17.5         13.6          1.05           87.99         7.57
$15,000,000 to $19,999,999      3       55,000,000     14.4         11.2          1.01           98.72         7.57
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        110     $385,000,000    100.0%        78.1%         1.05x          87.27%        7.46%
------------------------------------------------------------------------------------------------------------------------


* The average balance as of the Cut-Off Date is $3,500,000

GROSS COUPON RATE


                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL  LOAN-TO-LEASED    GROSS
GROSS COUPON RATE           LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
                                                     BALANCE
----------------------------------------------------------------------------------------------------------------------
    6.500% to 6.749%            1       $5,000,000      1.2%         0.9%         1.00x        76.90%        6.73%
    6.750% to 6.999%           14       49,000,000     12.7          9.9          1.02         92.27         6.85
    7.000% to 7.249%           15       49,000,000     12.7          9.9          1.07         88.59         7.10
    7.250% to 7.499%           29      118,000,000     30.7         24.0          1.04         86.58         7.36
    7.500% to 7.749%           23       57,000,000     14.7         11.5          1.08         77.79         7.58
    7.750% to 7.999%           21       65,000,000     16.9         13.2          1.06         92.92         7.87
    8.000% to 8.249%            7       43,000,000     11.1          8.7          1.01         87.04         8.10
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        110     $385,000,000    100.0%        78.1%         1.05x        87.27%        7.46%
----------------------------------------------------------------------------------------------------------------------


* The weighted average gross coupon rate as of the Cut-Off Date is 7.46%

ORIGINAL TERM TO MATURITY


                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL  LOAN-TO-LEASED    GROSS
ORIGINAL TERM TO            LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
MATURITY                                             BALANCE
----------------------------------------------------------------------------------------------------------------------
   120 to 179 months           11       42,000,000    10.95%         8.6%         1.08x        73.54%        7.32%
   180 to 239 months           66      174,000,000    45.22         35.3          1.05         82.28         7.52
   240 to 299 months           21      113,000,000    29.25         22.8          1.05         88.16         7.52
----------------------------------------------------------------------------------------------------------------------
   300 to 360 months           12       56,000,000    14.58         11.4          1.01         96.70         7.25
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        110     $385,000,000   100.0%         78.1%         1.05x        87.27%        7.46%
----------------------------------------------------------------------------------------------------------------------


* The weighted average original term to maturity as of the Cut-Off Date is 247 months.

REMAINING TERM TO MATURITY


                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL  LOAN-TO-LEASED    GROSS
REMAINING TERM TO           LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
MATURITY                                             BALANCE
----------------------------------------------------------------------------------------------------------------------
     60 to 119 months           1      $11,000,000     2.8%         2.2%          1.00x        75.86%        7.25%
   120 to 179 months           11       33,000,000     8.6          6.7           1.08         72.87         7.35
   180 to 239 months           75      200,000,000    51.8         40.5           1.04         86.68         7.50
   240 to 299 months           22      137,000,000    35.6         27.8           1.05         92.24         7.46
   300 to 360 months            1        5,000,000     1.3          1.0           1.00         94.65         6.98
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        110     $385,000,000   100.0%        78.1%         1.05x        87.27%        7.46%
----------------------------------------------------------------------------------------------------------------------


* The weighted average remaining term to maturity as of the Cut-Off Date is 233 months.

LOAN-TO-LEASED FEE VALUE


                              NUMBER     BALANCE AS      % OF         % OF       WTD. AVG.    WTD. AVG.    WTD. AVG.
                                OF       OF CUT-OFF     CREDIT     TOTAL POOL    ORIGINAL    LOAN-TO-LEASED  GROSS
LOAN-TO-LEASED FEE VALUE      LOANS     DATE (000'S)  LEASE POOL    BALANCE         DSC       FEE VALUE      COUPON
                                         BALANCE
-----------------------------------------------------------------------------------------------------------------------
      45.0% to 49.9%             1        $1,000,000      0.3%         0.2%        1.04x         45.30%       7.57%
      50.0% to 54.9%             1         1,000,000      0.3          0.2         1.00          52.20        7.12
      60.0% to 64.9%             1         1,000,000      0.3          0.3         1.37          64.12        7.29
      65.0% to 69.9%             7        15,000,000      4.0          3.1         1.08          68.00        7.58
      70.0% to 74.9%             7        21,000,000      5.6          4.4         1.23          72.58        7.59
      75.0% to 79.9%            18        77,000,000     19.9         15.6         1.06          77.52        7.55
      80.0% to 84.9%            29        80,000,000     20.7         16.2         1.05          82.94        7.41
      85.0% to 89.9%            22        76,000,000     19.8         15.5         1.02          87.99        7.62
      90.0% to 94.9%            10        44,000,000     11.5          9.0         1.01          92.77        7.53
      95.0% to 99.9%            11        50,000,000     13.1         10.2         1.02          96.90        7.24
     100.0% to 109.9%            3        17,000,000      4.5          3.5         1.00         101.60        6.76
TOTAL/WEIGHTED AVERAGE         110      $385,000,000    100.0%        78.1%        1.05x         87.27%       7.46%
-----------------------------------------------------------------------------------------------------------------------


* The weighted average loan-to-leased fee value as of the Cut-Off Date is 87.27%

LOAN-TO-DARK VALUE

                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL  LOAN-TO-LEASED    GROSS
LOAN-TO-DARK VALUE          LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
                                                     BALANCE
----------------------------------------------------------------------------------------------------------------------
     Less than 75%             6        $9,000,000      2.4%         1.9%        1.01x         82.65%       7.39%
     75.0% to 99.9%           14        60,000,000     15.5         12.1         1.06          81.47        7.50
    100.0% to 109.9%          24        75,000,000     19.6         15.3         1.04          82.58        7.55
    110.0% to 119.9%          32       111,000,000     28.8         22.5         1.07          89.36        7.56
    120.0% to 129.9%          12        57,000,000     14.9         11.7         1.02          86.27        7.40
    130.0% to 139.9%          13        39,000,000     10.1          7.9         1.05          93.10        7.38
    140.0% to 149.9%           6        16,000,000      4.1          3.2         1.02          95.18        7.05
    150.0% to 159.9%           2        12,000,000      3.2          2.5         1.00         101.81        6.76
    160.0% to 169.9%           1         5,000,000      1.4          1.1         1.00          94.54        7.47
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       110      $385,000,000    100.0%         78.1%       1.05x         87.27%       7.46%
----------------------------------------------------------------------------------------------------------------------


* The weighted average loan-to-dark value as of the Cut-Off Date is 114.26%



DEBT SERVICE COVERAGE


                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL     ORIGINAL  LOAN-TO-LEASED    GROSS
DEBT SERVICE COVERAGE       LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
                                                     BALANCE
----------------------------------------------------------------------------------------------------------------------
    1.000x to 1.009x           37     $188,000,000      48.8%        38.1%         1.00x        92.73%        7.49%
    1.010x to 1.019x            3       14,000,000       3.6          2.8          1.02         91.47         6.97
    1.020x to 1.029x            4       11,000,000       2.9          2.3          1.02         73.66         7.60
    1.030x to 1.039x           26       72,000,000      18.7         14.6          1.03         83.88         7.44
    1.040x to 1.049x            2        4,000,000       1.0          0.8          1.04         86.45         7.28
    1.050x to 1.059x           22       40,000,000      10.4          8.1          1.05         81.61         7.54
    1.070x to 1.079x            1        2,000,000       0.4          0.3          1.07         74.79         7.89
    1.080x to 1.089x            2        4,000,000       1.0          0.8          1.08         78.72         7.63
    1.090x to 1.099x            1        8,000,000       2.1          1.7          1.10         95.74         7.32
    1.100x to 1.199x            5       15,000,000       3.8          3.0          1.13         79.40         7.32
    1.200x to 1.499x            7       27,000,000       7.1          5.6          1.32         74.02         7.42
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        110     $385,000,000     100.0%         78.1%        1.05x        87.27%        7.46%
----------------------------------------------------------------------------------------------------------------------


* Debt service coverage is the ratio of total net rents during the loan term to total debt service during the loan term. Total net rents are calculated by deducting total loan-level reserves and total ground rents, if any, from total gross rents.

* The weighted average debt service coverage as of the Cut-Off Date is 1.05x

ORIGINATION

COMPANY: CLF developed the proprietary Hybrid Corporate Bond Lease Program (the "Program"), in addition to related products, for the express purpose of providing credit based financing to owners of single tenant properties net leased pursuant to Credit Leases.

TENANTS: All tenants or their respective Credit Lease guarantors are Investment Grade or have received an Internal Private Classification of at least BBB- from each of S&P and Duff with the exception of Circuit City Stores, Inc. and MedPartners, Inc. Circuit City has an Internal Private Classification indicating credit with characteristics consistent with a rating of "BB-" or better. MedPartners has a long-term credit rating from S&P of BB-. The average corporate unsecured debt rating for the CLF loans in the pool is "A-".

                    All corporate credit tenants, particularly those rated BBB and below, are independently underwritten by CLF as to their rating trends (up or down), industry trends, and market position.

LOAN

               o UNDERWRITING: CLF's loan underwriting is centralized to ensure consistent quality and involves in-depth analysis by both internal and external specialists of the corporate credit being financed, the quality of the lease, and value of the underlying real estate on both a leased fee and "as dark" basis. CLF's due diligence typically includes a credit evaluation, a legal analysis of each lease, an assessment of condemnation and casualty risks, reviews of landlord obligations, reviews of third-party reports (environmental, engineering, appraisal), residual risk exposure (for amortization loans) , borrower structure,  reviews
                    of loan closing documents, and confirmation with applicable rating agencies of each tenant's credit rating.

LOAN COLLATERAL AND BORROWER STRUCTURE

LOAN TERMS:         All mortgage loans (with one exception) are fully-amortizing either before or, co-terminus with the primary term, or in some cases the first renewal period, of the related Credit
                    Lease.

CALL PROTECTION:    Generally,   eight  years  of  lockout   followed  by  yield
                    maintenance, flat to Treasuries, for the balance of the mortgage loan term.

SECURITY:           All mortgage loans are secured by:

                    o    lock box assignments of leases and rents;

                    o first mortgages on fee or leasehold interests in the related premises; and

                    o a security interest in funds on deposit in reserve accounts.

BORROWER TYPE:      Generally  special-purpose  entities organized in accordance with standard rating agency criteria. Bankruptcy-remote opinions are generally required at origination for all mortgage loans of more than $5,000,000 (and for all mortgage loans made to borrowers/landlords with aggregate Program debt of more than $5,000,000).

LEASE STRUCTURE

QUALIFIED LEASES:   Only Credit Leases of the types listed and  described  below are eligible for financing under the Program and are included in the Pool.

                    o Bond-Type. The tenant does not have termination or abatement rights pursuant to the Credit Lease absent a termination payment that is sufficient to fully prepay the related loan.

                    o Triple Net. The tenant may terminate the Credit Lease or abate rent following a defined condemnation or casualty event, but generally for no other reason.

                    o Double Net. The tenant may terminate the Credit Lease or abate rent following a defined condemnation or casualty, or following borrower/landlord default with respect to certain obligations (primarily maintenance and repairs) under the Credit Lease.

LEASE ENHANCEMENT MECHANISMS

CLF UTILIZES AN INTEGRATED PROGRAM OF CREDIT LEASE ENHANCEMENT MECHANISMS TO CREATE A HYBRID CORPORATE BOND BY ENSURING THAT THERE ARE NO INTERRUPTIONS IN THE CORPORATE CREDIT TENANT'S RENTAL STREAM DUE TO REAL ESTATE RELATED EVENTS.



LEASE ENHANCEMENT Non-cancelable insurance policies have been issued by the INSURANCE POLICIES: Lease Enhancement Insurance Policy Provider for triple net and double net  leases.  In the event a tenant  exercises  a termination or abatement  right  following a condemnation or casualty  event,  the  Lease  Enhancement  Insurance  Policy
                    Provider   will  either  (i)  make  a  cash   payment  as  a
                    replacement for any lost monthly rent or (ii) fully prepay the mortgage loan, at par.

LEASE SUPPORT       In the event of  borrower/landlord  default  with respect to
ACTIONS:            obligations  under the Credit Lease, the Servicer or Special
                    Servicer,  as  applicable,  will  use its  best  efforts  to
                    satisfy  those   obligations  to  prevent  the  tenant  from
                    exercising  its  termination  or  abatement  rights.   Lease
                    Support  Actions  may  include,  but  are  not  limited  to,
                    performance   of  required   maintenance   and  repairs  and
                    initiation and maintenance of appropriate legal actions. The
                    Servicer and Special Servicer have access to reserve account funds and, when necessary, are obligated to advance their own funds (subject to recoverability) and are prohibited from foreclosure until the Servicer advances exceed 60% of the dark value of the property.

BORROWER RESERVE    Reserve  accounts are  established  based on an  engineering
ACCOUNTS:           survey by CLF selected professional  third-party engineering consultants and funded on a monthly basis for mortgage loans relating  to double net leases  with  quantifiable  landlord
                    obligations.   The  deposits  to  these  accounts  generally
                    provide at least 125% of the anticipated, inflation-adjusted costs of maintenance, repair and replacement to the related premises as they occur. In addition, double net leases are generally underwritten with debt service coverage in excess of that required or reserves and principal and interest payments.

EXPENSE RESERVE     CLF provides for a trust-level account to be established and
ACCOUNT:            funded on a monthly basis. The deposits made thereto will be
                    available  for  Lease  Support   Actions,   trust  expenses,
                    recoverable   and   non-recoverable   advances,   prepayment
                    interest  shortfalls and credit support.  Unless drawn upon, the Expense Reserve Account will grow to approximately  $2.4
                    million   over   the   life  of  the   transaction   without
                    consideration of reinvestment income.

LEASE ENHANCEMENT SUMMARY


                       TERMINATION OR ABATEMENT
LEASE TYPE                      EVENT                        MITIGANT                 LEASE AS ENHANCED
----------------------------------------------------------------------------------------------------------
Bond-Type          None                          Not applicable                       Not applicable

Triple Net*        Condemnation or casualty      Non-cancelable insurance policy      Bond-Type Equivalent
                                                 with AAA-rated insurer


Double Net*        (1) Condemnation or           (1) Non-cancelable insurance         Bond-Type Equivalent
                       casualty                      policy with AAA-rated insurer
                   (3) Maintenance/repair        (3) Escrows equal to 125% of
                       provision violation           consultant's estimate for
                                                     maintenance/repairs
----------------------------------------------------------------------------------------------------------


* Any Triple Net and Double Net Leases that contain lease provisions other than casualty or condemnation that could lead to a tenant's right to terminate the lease or abate rent thereunder have the protection provided by the Servicer's Lease Support Actions and the AA rated backstop thereto.

EXTENDED AMORTIZATION MECHANISM

CTL loans that amortize through the first renewal period of the related Credit Lease each receive the benefit of an individual insurance policy issued by the Extended Amortization Insurance Policy Provider. Continued debt service on or repayment of such mortgage loans is thus insured in the event the related tenant elects not to renew their lease.

EXTENDED            Transactions which meet Program  underwriting  standards may
AMORTIZATION        also  be  eligible  for  financing  through  CLF's  Extended
PROGRAMsm LOANS:    Amortization  Program (the  "EAPsm").  With one exception (a balloon mortgage), EAP loans fully amortize either before or co-terminus with the first renewal period of the related
                    Credit Lease.

INSURANCE POLICY:   In order to eliminate the risk of debt service  interruption due to a tenant non-renewal event, a non-cancelable Extended
                    Amortization Insurance Policy is underwritten for each EAP loan.

POLICY PROVIDER:    In the event of (i) non-renewal of the Credit Lease and (ii)
                    borrower/landlord   default  under  the  related  loan,  the
                    Extended  Amortization   Insurance  Policy  Provider  (whose
                    financial  strength  is rated  "AAA" by S&P) must either (a)
                    fully prepay the loan, with yield maintenance  (subject to a
                    5% cap), or (b) make monthly  payments in an amount equal to
                    the  debt   service   payments   due  during  the   extended
                    amortization period.

 LOAN APPROVAL AND CLOSING PROCESS

LEASE AND           CTL  loan  approval,  each  Credit  Lease is  reviewed  by a
LOAN REVIEW:        trained CLF  underwriter  using  comprehensive  underwriting guidelines developed through consultation with legal and financial advisors, investors and rating agencies. The
                    Credit Lease is reviewed specifically to identify and quantify, as applicable, the risks associated with tenant termination or abatement rights resulting from condemnation and casualty events and borrower/landlord default with respect to obligations under the Credit Lease.

CREDIT REVIEW:      Each credit is reviewed by experienced  finance  specialists and the ratings confirmed by the rating agencies.

LOAN REVIEW         After an  application  has been  reviewed  and a deposit has
COMMITTEE:          been received, CLF convenes a loan review committee (made up of CLF's senior managers) in order to determine whether or not the transaction meets Program underwriting criteria.
                    Following the completion of due diligence, the loan review committee is reconvened for issuance of ultimate mortgage loan approval or rejection.

APPLICATION AND     Once the application  has been accepted,  full due diligence
DUE DILIGENCE:      is commenced which includes:

                    o the engagement of CLF-approved or CLF-selected third-party valuation and environmental consulting firms and, in the case of double net leases, structural engineering consulting firms;

                    o    a review and summary of Credit  Lease  termination  and
                         abatement    rights    and    respective     mitigating
                         enhancements;

                    o an analysis of the borrower, with electronic background checks;

                    o    a review of title, survey, etc.;

                    o a review of the Credit Lease and related premises by the Lease Enhancement Policy Provider;

                    o a review of the Credit Lease and third-party reports by the Servicer; and

                    o for EAP mortgage loans, a review of the Credit Lease and valuation report by the Extended Amortization Insurance Policy Provider.


CLOSING: CTL loans are closed in accordance with pre-defined Program requirements, including comprehensive borrower/landlord, premises and tenant/guarantor criteria. Standard securitization-oriented documentation is used.

COMPARISON TO LONG-TERM, SENIOR UNSECURED CORPORATE DEBT AND CMBS


     The long-term, senior unsecured debt of a corporation is the unconditional promise of that corporation to make a stream of payments in accordance with the terms of a bond. Typically senior unsecured debt pays interest only on a semi-annual basis with principal returned at maturity. In the event of a bond default, the holders are unsecured and generally recover only against the unsecured assets of the corporation. Like corporate bonds, the loans originated under the Enhanced Lease Program contain the unconditional obligation of the Credit Lease Tenants to make a stream of monthly rental payments, subject only to certain specified real estate related termination or rent abatement rights and subject to the right of the credit tenant reject the lease in the event of bankruptcy. Although corporate bonds do not have the risks associated with the termination or abatement rights that are contained in many of the Credit Leases that back the certificates, the Program substantially reduces or eliminates these real estate related risks. Moreover, unlike long-term, senior unsecured corporate debt, CTL Loans are self-amortizing and secured by first mortgage liens. The combination of amortization and security coupled with the strong financial incentives of the underlying borrower to protect the loan in the event of a credit tenant default provide the possibility of increasing expected recoveries to certificate holders that might otherwise be available to such certificate holders if they held the unsecured corporate bonds of that same corporate credit. CTL loans also have substantial call protection in the form of eight year lock-outs followed by yield maintenance flat to US Treasuries for the duration of the loan.

     The certificates also compare favorably in certain respects to commercial mortgage-backed securities ("CMBS") in terms of credit, prepayment risk and recovery. CMBS pools generally consist of an aggregation of real estate loans. Typically, such real estate loans are underwritten based on the value of the underlying real estate and the strength of the borrower. Amortization periods usually exceed the term of the loan by a significant amount (10 year terms with 25 or 30 year amortization periods) leaving the balance of the loan (up to 70%) to be retired at maturity either by refinancing or from the resources of the borrower. Timeliness of payment and ultimate recovery on real estate loans is affected by many factors including, the financial strength or lack thereof of the borrower, the ability of the borrower to refinance the loan at maturity, the stability of the cash flow from the tenants at the property, the quality of the leases, and the uncertainties of the real estate and economic cycles.

     By comparison to CMBS, the credit quality of the cash flows on all the CTL loans is defined by the credit quality of the generally single tenant subject to the long term lease. The risks to interruptions in credit tenant cash flows (and thus loan payments) is reduced by limiting eligible Credit Lease Tenants to primarily Investment Grade credits, whose financial strength reduces the risk of default over a business cycle as compared with non-investment grade tenants. With the exception of Circuit City and MedPartners, all of the credit tenants in the pool are Investment Grade, and including all the CTL loans, the average credit rating is A-. The Investment Grade credit quality of the credit tenants coupled with the amortizing nature of the credit lease loans and strong call protection insulate the certificate holders from risks of voluntary or involuntary prepayments on the mortgage loans.

CREDIT TENANT LEASE (CTL) LOAN OVERVIEW

o CASH FLOWS: CTL Loans utilize the credit tenant's fixed and predictable rent stream to pay principal and interest. All tenant rent is lock boxed at Midland and applied to debt on the due date as well as to scheduled reserves, if any. The credit tenant pays all property expenses directly or indirectly.

o    CREDIT QUALITY: CTL loan pool has average A- rated credit tenants.

o COLLATERAL: Each CTL loan is collateralized by an absolute assignment of the credit tenant lease and a first mortgage.

o REAL ESTATE RISK: Performance of the loan depends upon the tenant's uninterrupted rent stream. Risk of interruption of the tenant's rent as a result of a real estate related event is eliminated/mitigated by bond or enhanced bond-type leases.

o CALL PROTECTION: Voluntary prepayment is prohibited for eight years and permitted thereafter only with a yield maintenance penalty calculated at flat to U.S. Treasuries.

o AMORTIZATION: Each CTL loan fully amortizes over the term of the underlying credit tenant lease or if not, then the outstanding balance at the end of the tenant's initial lease term is fully insured by a subsidiary of Berkshire Hathaway.

o DEFAULT RISK: S&P static pool cumulative default (default being defined as the first occurrence of a payment default on any financial obligation) studies indicate that default probability after ten years for AA, A, BBB, BB and B credits are 1.00%, 1.76%, 3.71%, 15.07% and 25.55%, respectively.
     Standard & Poor's Credit Week, January 28, 1998.

o EVENT RISK: Both S&P and Moody's default studies clearly show that credit migration (up or down) is almost always a gradual process measured in years. Sudden defaults of investment grade credits are essentially zero. For the very small number of credits that do default, according to S&P the average time from the original rating to default is 7.4, 7.6, 6.6, 5.1, and
     3.7 years for AA, A, BBB, BB and B rated credits, respectively. Standard & Poor's Credit Week, January 28, 1998.

o RECOVERIES: In the unlikely event a credit tenant defaults, potential recoveries on the underlying CTL loan are enhanced by the amortizing nature of the loan, the high quality of the mortgaged real estate, and incentives present for both the tenant to continue to operate the property in case of a bankruptcy and the borrower to protect the loan in the event of a rejection of the lease in bankruptcy by the tenant.

LOAN POOL SUMMARY - LONG TERM CONDUIT
SUMMARY CHARACTERISTICS

--------------------------------------------------------------------------------
DESCRIPTION

INITIAL POOL BALANCE                          $108,000,000

AVERAGE BALANCE AS OF CUT-OFF DATE            $6,000,000

WTD. AVG. UNDERWRITING DSCR(1)                1.38X

WTD. AVG. CUT-OFF DATE LTV RATIO(2)           60.8%

WTD. AVG. MATURITY DATE LTV RATIO(3)          19.6%

WTD. AVG. MORTGAGE RATE                       7.58%

WTD. AVG. ORIGINAL TERM TO MATURITY           17 YEARS 10 MONTHS

WTD. AVG. REMAINING TERM TO MATURITY          16 YEARS 8 MONTHS

WTD. AVG. AGE                                 1 YEAR 2 MONTHS

WTD. AVG. ORIGINAL AMORTIZATION TERM          22 YEARS 5 MONTHS

WTD. AVG. REMAINING AMORTIZATION TERM         21 YEARS 3 MONTHS

--------------------------------------------------------------------------------

(1)  Ratio of underwritten property net cash flow to annual debt service

(2)  Ratio of scheduled balance at Cut-off Date to appraised property value

(3)  Ratio of scheduled balance at maturity to appraised property value

STRATIFICATION TABLES
CUT-OFF DATE BALANCE


                              NUMBER     BALANCE AS       % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
  RANGE OF CUT-OFF DATE    OF MORTGAGE   OF CUT-OFF   CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF     MORTGAGE
         BALANCES             LOANS     DATE (000'S)    BALANCE       BALANCE        DSCR        DATE LTV      RATE
                                                                                                  RATIO
------------------------------------------------------------------------------------------------------------------------
         $0 to $999,999          1         $1,000,000      0.9%         0.2%         1.20x        25.79%       7.13%
 $1,000,000 to $1,999,999        3          5,000,000      4.5          1.0          1.23         75.11        7.58
 $2,000,000 to $2,999,999        5         12,000,000     11.2          2.4          1.29         62.29        7.32
 $3,000,000 to $3,999,999        3         10,000,000      9.2          2.0          1.30         61.37        7.31
 $4,000,000 to $4,999,999        1          5,000,000      4.6          1.0          1.54         55.03        7.43
 $5,000,000 to $7,499,999        3         17,000,000     16.0          3.5          1.20         72.12        7.63
$10,000,000 to $14,999,999       1         14,000,000     13.3          2.9          1.25         74.23        7.21
$35,000,000 to $45,000,000       1         44,000,000     40.3          8.8          1.54         51.23        7.86
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          18       $108,000,000    100.0%        21.9%         1.38x        60.84%       7.58%
------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE



                             NUMBER     BALANCE AS       % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                          OF MORTGAGED  OF CUT-OFF   CONDUIT POOL  TOTAL POOL   UNDERWRITING  CUT-OFF DATE  MORTGAGE
                           PROPERTIES  DATE (000'S)    BALANCE       BALANCE        DSCR       LTV RATIO      RATE
PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------
Retail                         11        $76,000,000     70.6%        15.5%         1.41x        60.49%       7.73%
Office                          2         18,000,000     16.3          3.6          1.28         72.06        7.24
Mobile Home                     4          9,000,000      8.5          1.9          1.21         45.29        7.13
Hotel                           1          5,000,000      4.6          1.0          1.54         55.03        7.43
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18       $108,000,000    100.0%        21.9%         1.38x        60.84%       7.58%
-----------------------------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                          OF MORTGAGE  CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
PROPERTY LOCATION            LOANS       (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
           SC                   1        $44,000,000     40.3%         8.8%         1.54x        51.23%        7.86%
           GA                   1         14,000,000     13.3          2.9          1.25         74.23         7.21
           TX                   3          9,000,000      8.0          1.8          1.29         80.91         7.80
           NC                   3          7,000,000      6.2          1.4          1.28         73.82         7.78
           FL                   1          6,000,000      5.9          1.3          1.12         62.43         7.00
           NM                   1          6,000,000      5.1          1.1          1.25         73.62         7.67
           CT                   2          5,000,000      4.9          1.1          1.21         49.33         7.13
           TN                   1          5,000,000      4.6          1.0          1.54         55.03         7.43
           NH                   2          4,000,000      3.6          0.8          1.21         39.77         7.13
           KS                   1          3,000,000      3.2          0.7          1.28         69.52         7.44
           MD                   1          3,000,000      3.0          0.7          1.40         62.42         7.35
           PA                   1          2,000,000      1.8          0.4          1.25         71.25         7.50
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18       $108,000,000    100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------




MORTGAGE RATE


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                         OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
RANGE OF MORTGAGE RATES     LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
    6.750% - 6.999%             1         $2,000,000      1.9%         0.4%         1.41x        79.24%        6.87%
    7.000% - 7.249%             7         31,000,000     28.8          6.3          1.21         63.45         7.14
    7.250% - 7.499%             4         14,000,000     13.1          2.9          1.42         62.85         7.40
    7.500% - 7.749%             2          7,000,000      6.9          1.5          1.25         73.00         7.63
    7.750% - 7.999%             1         44,000,000     40.3          8.8          1.54         51.23         7.86
    8.000% - 8.499%             3         10,000,000      9.0          2.0          1.24         79.40         8.20
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18       $108,000,000    100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------



DSCR (1)


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                         OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
RANGE OF DSCRS              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
     1.10x - 1.19x             1          $6,000,000      5.9%         1.3%         1.12x        62.43%        7.00%
     1.20x - 1.29x            12          45,000,000     42.0          9.2          1.24         69.03         7.49
     1.35x - 1.39x             1           2,000,000      2.2          0.5          1.38         69.83         7.32
     1.40x - 1.49x             2           5,000,000      4.9          1.1          1.41         68.95         7.16
     1.50x - 1.59x             2          49,000,000     44.9          9.8          1.54         51.62         7.81
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18        $108,000,000    100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------


(1) Ratio of underwritten property net cash flow to annual debt service

CUT-OFF DATE LTV RATIO (1)


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
 RANGE OF CUT-OFF DATE   OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
          LTVS              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
      0.0% - 29.9%             1          $1,000,000      0.9%          0.2%        1.20x        25.79%        7.13%
     30.0% - 49.9%             2           5,000,000      4.6           1.0         1.21         44.86         7.13
     50.0% - 59.9%             3          52,000,000     47.9          10.5         1.52         51.62         7.77
     60.0% - 64.9%             2          10,000,000      8.9           1.9         1.22         62.43         7.12
     65.0 % - 69.9%            2           6,000,000      5.5           1.2         1.32         69.65         7.39
     70.0% - 74.9%             3          22,000,000     20.3           4.4         1.25         73.81         7.35
     75.0% - 79.9%             4           8,000,000      6.9           1.5         1.28         77.39         7.56
     80.0% - 84.9%             1           5,000,000      5.0           1.1         1.25         82.00         8.32
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18        $108,000,000    100.0%         21.9%        1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------


(1) Ratio of scheduled balance at Cut-off Date to appraised property value


MATURITY DATE LTV RATIO (1)


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
 RANGE OF MATURITY DATE  OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    MATURITY     MORTGAGE
          LTVS              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
      0.0% - 29.9%            9          $71,000,000     66.1%        14.5%         1.42x         2.47%        7.63%
     30.0% - 49.9%            3            9,000,000      8.7          1.9          1.43         37.57         7.42
     50.0% - 59.9%            3           21,000,000     19.4          4.3          1.25         57.18         7.49
     60.0% - 64.9%            3            6,000,000      5.9          1.3          1.29         61.44         7.66
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       18         $108,000,000    100.0%        21.9%         1.38x        19.59%        7.58%
------------------------------------------------------------------------------------------------------------------------


(1) Ratio of scheduled balance at maturity to appraised property value

ORIGINAL TERM TO MATURITY


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
    ORIGINAL TERM TO     OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
        MATURITY            LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
          180                 11         $47,000,000     43.1%         9.4%        1.28x         71.28%        7.43%
          240                  7          62,000,000     56.9         12.5         1.46          52.95         7.70
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18        $108,000,000    100.0%        21.9%        1.38x         60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------



REMAINING TERM TO MATURITY


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
RANGE OF REMAINING       OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
      TERMS                  LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
    121 - 180 Months          11         $47,000,000     43.1%         9.4%         1.28x        71.28%        7.43%
    181 - 240 Months           7          62,000,000     56.9         12.5          1.46         52.95         7.70
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18        $108,000,000    100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------


ORIGINAL AMORTIZATION


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
 ORIGINAL AMORTIZATION   OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
          TERM              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
          180                  1          $3,000,000      3.2%         0.7%         1.28x        69.52%        7.44%
          240                  9          70,000,000     64.7         14.2          1.42         54.33         7.63
          300                  4          14,000,000     12.9          2.8          1.37         70.06         7.72
          360                  4          21,000,000     19.2          4.2          1.26         75.11         7.35
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18        $108,000,000    100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------


GENERAL

o Each Mortgage Loan was originated or, in certain cases, purchased pursuant to the NationsBank multifamily and commercial mortgage conduit. NationsBank loans are originated utilizing exclusive internal underwriting and third-party origination networks. Since 1995, NationsBank has securitized more than $6 billion of NationsBank loans.

ORIGINATION/ACCUMULATION

o The NationsBank Permanent Loan Group (the "PLG") was formed in 1995 for the express purpose of underwriting commercial mortgage loans which satisfy NationsBank lending criteria. Currently, the PLG operates from 10 offices located across the United States.

o Similarly, NationsBank originates health care loans which are underwritten by the NationsBank Healthcare Banking Group (the "HCBG"). The HCBG specializes in arranging financing for the health care industry, and in 1997 underwrote more than $83 million in NationsBank loans.

o Additionally, conduit relationships have been established between NationsBank and a select group of third-party mortgage loan originators (each, a "Third-Party Originator"). Third-Party Originators, all of which are mortgage banking or banking firms with established credit policies, include Bankers Mutual Mortgage, Inc., Berkshire Mortgage Finance, First Security Bank, N.A., L.J. Melody & Company, The Patrician Financial Company and The WMF Group. In the aggregate, these partners originated approximately $1.5 billion in NationsBank loans in 1997.

UNDERWRITING

o Each Mortgage Loan was originated against standard underwriting targets. In order to ensure quality and consistency, NationsBank officers participate in the entire underwriting review process. Moreover, NationsBank officers regularly host underwriting forums for all underwriters and originators.

TARGETED UNDERWRITING SUMMARY

                  LOAN SIZE    MINIMUM    MAXIMUM     AVAILABLE        MAXIMUM
PROPERTY TYPE       ($MM)        DSCR    LTV RATIO      TERMS       AMORTIZATION
--------------------------------------------------------------------------------
Multifamily      $0.5 - $50     1.20x       80%      84 - 180 Mos      360 Mos
Retail           $0.5 - $50     1.25x       80%      84 - 180 Mos      360 Mos
Office           $0.5 - $50     1.25x       75%      84 - 180 Mos      360 Mos
Health Care      $0.5 - $25     1.30x       75%      84 - 180 Mos      360 Mos
Franchise        $0.5 - $50     1.25x       75%      84 - 120 Mos      240 Mos
Hotel            $0.5 - $35     1.35x       75%      84 - 180 Mos      300 Mos
Industrial       $0.5 - $25     1.25x       75%      84 - 180 Mos      360 Mos
Mini Storage     $0.5 - $15     1.30x       75%      84 - 180 Mos      300 Mos
Golf Course       $1 - $20      1.40x       70%      84 - 120 Mos      300 Mos
--------------------------------------------------------------------------------

PARTICIPANTS

CAPITAL LEASE FUNDING, L.P. is a Loan Seller and a New York-based commercial mortgage lender specializing in financing commercial real estate leased under long-term net leases to corporate tenants who are, or whose obligations under such leases are guaranteed by, corporations whose credit is Investment Grade or carries an Internal Private Classification. CLF financed more than $129 million of Credit Leases through a capital markets transaction in January 1997.

LEXINGTON INSURANCE COMPANY ("Lexington") issues non-cancelable Lease Enhancement Insurance Policies which provide for monthly debt service payments or full Loan prepayment, at par, in the event of rent abatement or termination, respectively, following a condemnation or casualty event. Lexington is a subsidiary of AIG. The financial strength of Lexington has been rated "AAA" by S&P.

COLUMBIA INSURANCE COMPANY ("Columbia") is the Extended Amortization Insurance Policy Provider. Columbia issues non-cancelable insurance policies which insure the performance of CTL loans that are scheduled to amortize beyond the initial term of the related Credit Lease. Columbia is a subsidiary of Berkshire Hathaway, Inc. and carries a financial strength rating of "AAA" from S&P.

LASALLE   NATIONAL   BANK   ("LaSalle")   is   the   Trustee.   LaSalle   is   a
nationally-chartered bank with principal offices in Chicago, Illinois. LaSalle is rated "AA-" by S&P.

ABN AMRO BANK N.V., ("ABN") is the Fiscal Agent. ABN is based in the Netherlands and is the corporate parent of LaSalle. ABN is rated "AA" by S&P.

CONFIDENTIAL




NATIONSLINK FUNDING CORPORATION
COMMERCIAL LOAN
PASS-THROUGH CERTIFICATES
SERIES 1999-LTL-1
$493,000,000 (APPROXIMATE)



FIRST QUARTER 1999

NOTICE TO RECIPIENTS


         This material is being provided to you by NationsBanc Montgomery Securities LLC ("NMS") for your private information only, and relates only to certain credit lease-backed and long term conduit real estate mortgage loans (the "Loans"). Although this material is based on information NMS considers reliable, neither NMS nor any of their affiliates make any r presentation that it is accurate or complete, and it should not be relied upon as such. Information contained in this material is current as of the date appearing on this material only. The information contained in this material may be based on assumptions regarding market conditions and other matters reflected herein. Neither NMS nor any of their affiliates make any representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.

         By accepting this material, you agree that you will not distribute or provide this material to any other person. You are encouraged to conduct your own due diligence with respect to the Loans, and reference is made to such actual loan documents for the terms and conditions of such Loans. Neither NMS nor any of their affiliates is soliciting action from you based upon this material.

         This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. In the event any of the Loans described in this material are actually securitized, the securities backed by such Loans will be offered to you, if at all, only pursuant to a final public prospectus or private placement memorandum and, in such event, any information in this material will be superseded in its entirety by the information contained in such final prospectus or memorandum. You are urged to read any such final prospectus or memorandum in its entirety prior to making any investment decision with regard to securities that may be backed by such Loans.

DEAL SUMMARY

DEAL OVERVIEW

o NationsBanc Montgomery Securities LLC ("NMS") will act as lead manager in a securitization of approximately 110 credit leased backed commercial mortgage loans, with a projected aggregate principal cutoff balance of $385,000,000 and 18 long term conduit commercial mortgage loans, with an aggregate principal cutoff balance of $108,000,000 as of February 1, 1999 (the "Cut-off Date"). It is further expected that this transaction will settle in early 1999.

o The credit tenant lease loans ("CTL Loans") for this transaction were originated and underwritten by Capital Lease Funding, L.P. (CLF) and NationsBank, N.A. ("NationsBank") and are being contributed by CLF, and the conduit mortgage loans are being contributed by NationsBank. Each mortgage loan seller will make representations and bear all repurchase obligations with regard to its loans only.

o Collateral tables appearing in this package set forth anticipated characteristics of all Loans expected to be included in this transaction in the aggregate, and separately for CLF (Credit Lease) loans, and NationsBank (Long Term Conduit) loans.

PRELIMINARY PROFORMA STRUCTURE DESCRIPTION

                                                                                           PRINCIPAL                        EXPECTED
                 EXPECTED       APPROXIMATE      APPROXIMATE      CREDIT     EXPECTED      REPAYMENT         EXPECTED        DOLLAR
     CLASS        RATING        CLASS SIZE       % OF TOTAL      SUPPORT       WAL*         WINDOW*           COUPON         PRICE
                 S&P/DCR

      A-1        AAA/AAA        $70,000,000        14.3%            19.5%       3.0          1 - 66             TBD           TBD
      A-2        AAA/AAA        194,000,000        39.4             19.5       10.0         66 - 163            TBD           TBD
      A-3        AAA/AAA        132,000,000        26.8             19.5       15.3        163 - 209            TBD           TBD
      I/O        AAA/AAA        493,000,000                         19.5       12.4                             TBD           TBD
       B          AA/AA          26,000,000         5.3             14.3       17.8        209 - 219            TBD           TBD
       C           A/A           21,000,000         4.3             10.0       18.7        219 - 231            TBD           TBD
       D          BBB/NR         31,000,000         6.3              3.8       20.7        231 - 267            TBD           TBD
       E          BB/NR          11,000,000         2.3              1.5       22.7        267 - 279            TBD           TBD
       F           B/NR           4,000,000          .8               .8       23.5        279 - 285            TBD           TBD
       G            UR            4,000,000          .8                        24.2        285 - 300            TBD           TBD
   TOTAL/WA                    $493,000,000       100.0%          100.0%

* Assumes 0% CPR


o Principal payments will be applied to each class entitled thereto on a sequential basis.

DEAL SUMMARY

SECURITIES DESCRIPTION

TRANSACTION:        NationsLink  Funding  Corporation  Long Term Commercial Loan
                    Pass-Through Certificates;

TYPE OF OFFERING:   Public  Bond  Offering on  Certificates  rated AA and above,
                    Private   Placement   with   resale   under  Rule  144A  for
                    Certificates rated below AA;

CUT-OFF DATE:       February 1, 1999;

TAX ELECTION:       REMIC;

BOND COUPONS:       TBD;

INTEREST
CALCULATION:        30/360 basis;

LOSSES: Any losses will be applied to the most subordinate class of Certificates then outstanding.

DEAL SUMMARY

PARTICIPANTS

DEPOSITOR:          NationsLink Funding Corporation;

LOAN SELLERS:       Capital Lease Funding, L. P., and NationsBank, N.A.;

PLACEMENT AGENT:    NationsBanc Montgomery Securities LLC;

SERVICER:           Midland Loan Services, Inc.

SPECIAL SERVICER:   Midland Loan Services, Inc.

TRUSTEE: LaSalle National Bank, which also serves as back-up servicer;

FISCAL AGENT:       ABN AMRO Bank N.V.;

LEASE ENHANCEMENT
INSURANCE POLICY
PROVIDER:           Lexington Insurance Company (AAA rated subsidiary of AIG)

EXTENDED
AMORTIZATION
INSURANCE POLICY
PROVIDER:           Columbia   Insurance  Company  (AAA  rated  subsidiary  of
                    Berkshire Hathaway)

LOAN POOL SUMMARY - CREDIT LEASE


Capital Lease Funding, L.P. is a New York-based lender specializing in originating, underwriting, pooling and financing commercial properties which are long-term net leased to credit tenants. Such credit tenants generally have a long-term credit rating from S&P of BBB- or better or carry an Internal Private Classification of at least BBB- or better from each of S&P and Duff & Phelps Credit Rating Company. CLF has on a selective basis financed properties having credit tenants with long term credit ratings from S&P or Internal Private Classifications of BB- or better, and the pool contains nine such loans.

CLF pioneered the enhancement of net leases with credit tenants to bond type status. CLF's enhancement mechanisms and underwriting methods have become the de facto rating agency and industry standards for these types of loans. It securitized the first multi-credit tenant mortgage pool collateralized by both bond and bond-type credit tenant leases in February 1997. The $130MM pool for that transaction included 13 investment grade tenants (rated BBB- or better) and 30 loans, has had no delinquencies or defaults to date. Since 1997, CLF has financed or committed to finance over $850MM of credit tenant loans ("CTL") with over 40 credit tenants and has had no defaults to date. All CLF loans are originated and centrally underwritten by a team of credit lease finance specialists.

Through its lease enhancement programs, CLF is able to mitigate real estate event risks in triple and double net leases to ensure that the rent stream which provides the cash flow for debt service and loan amortization is uninterrupted by certain real estate or borrower related events.

CLF utilizes a broad array of enhancement mechanisms, including reserves, recourse provisions, specialized insurance with AAA- rated companies and backstop servicing with AA- rated (minimum) companies, to mitigate specific event risks and ensure performance of certain borrower/landlord obligations.

With the exception of eight loans which have an approximate total cutoff balance $57,000,000 which represent 14.8% of the credit lease loans and 11.6% of all loans in the securitization, all of the Credit Lease Loans fully amortize over the initial term of the associated credit lease. Any loan structured with an amortization that exceeds the lease term is insured pursuant to a specialized insurance policy provided by Columbia Insurance Company which insures payment of principal and interest on the loan (or prepayment with yield maintenance up to 5%) in the event of a tenant non-renewal and subsequent borrower default.

The underlying mortgaged properties are generally of new construction and are stand alone.

The weighted average credit rating of the tenants or guarantors securing the CTL Loans is "A-".

Over half of the leases relating to the CTL loans are guaranteed by a guarantor in the Retail Drug, Retail Grocery, Food Service or Energy sector.

The top five credit tenants in terms of pool concentration are all public corporations with long term credit ratings from S&P of BBB+, A-, A, AA- and A, respectively.

o All numerical information provided herein with respect to the Loans is provided on an approximate basis and is based on characteristics of the Loans estimated as of the Cut-Off Date.

LOAN POOL SUMMARY - CREDIT LEASE

SUMMARY CHARACTERISTICS


GENERAL

POOL BALANCE                                        $385,000,000

AVERAGE                                 $3,500,000
AVERAGE TENANT/GUARANTOR RATING                     A-

WTD. AVG. GROSS COUPON                              7.46%

WTD. AVG. ORIGINAL TERM TO MATURITY                 20 Years 7 Months

WTD. AVG. REMAINING TERM TO MATURITY                19 Years 5 Months

WTD. AVG. ORIGINAL AMORTIZATION TERM                20 Years 7 Months

WTD. AVG. REMAINING AMORTIZATION TERM               19 Years 5 Months

WTD. AVG. DEBT SERVICE COVERAGE                     1.05x

WTD. AVG. LOAN-TO-LEASED FEE VALUE                  85.2%

WTD. AVG. LOAN-TO-DARK VALUE                        113.5%

GUARANTOR / TENANT

                                                                       NUMBER     BALANCE AS OF      % OF
                                                    CREDIT               OF       CUT-OFF DATE   CREDIT LEASE
TENANT / GUARANTOR                                 RATING*             LOANS        (000'S)          POOL
                                                                                                   BALANCE
----------------------------------------------- --------------- ------------ ---------------- --------------
Rite Aid Corporation                                 BBB+                21      $37,000,000       9.6%
CVS Corporation                                       A                  16       35,000,000       9.2
Koninklijke Ahold, N.V.                               A                   4       32,000,000       8.3
Home Depot U.S.A., Inc.(1)                           AA-                  3       25,000,000       6.6
Eckerd Corporation                                    A                  12       25,000,000       6.5
Walgreen Co.                                          A+                  8       24,000,000       6.1
Circuit City Stores, Inc.                           IPC-2                 3       20,000,000       5.3
CareGroup, Inc.                                       A                   1       20,000,000       5.2
Blue Cross and Blue Shield of Texas, Inc.             A                   1       20,000,000       5.1
Wal-Mart Stores, Inc.                                 AA                  2       19,000,000       4.9
Food Lion, Inc.                                       A-                  3       17,000,000       4.5
Georgia Baptist Health Care System, Inc.            IPC-1                 1       12,000,000       3.1
KeyBank National Association                          A                   1       11,000,000       2.8
The Pep Boys - Manny, Moe & Jack                     BBB-                 5       10,000,000       2.5
John H. Harland Company                             IPC-1                 1        9,000,000       2.5
Wegmans Food Markets, Inc.                            A-                  1        8,000,000       2.1
McDonald's Corporation                                AA                  5        6,000,000       1.4
The TJX Companies, Inc.                              BBB                  1        6,000,000       1.4
MedPartners, Inc.                                    BB-                  1        5,000,000       1.4
Riggs Bank, N.A.                                     BBB                  1        5,000,000       1.4
Hanson North America, Inc. (1)                        A                   1        5,000,000       1.4
WellPoint Health Networks, Inc.                      BBB+                 1        5,000,000       1.2
State of New Jersey                                  AA+                  1        4,000,000       1.0
Tandy Corporation                                     A-                  1        4,000,000       1.0
Amoco Oil Company                                    AA+                  3        3,000,000       0.9
American Drug Stores, Inc.(1)                        BBB+                 1        3,000,000       0.8
Bridgestone/Firestone, Inc.                         IPC-1                 2        2,000,000       0.6
Exxon Corporation                                    AAA                  2        2,000,000       0.6
The Chase Manhattan Bank                             AA-                  1        2,000,000       0.5
Hannaford Bros. Co.                                 IPC-1                 1        2,000,000       0.4
Boston Gas Company                                    A                   1        1,000,000       0.4
Sears, Roebuck & Co.                                  A-                  1        1,000,000       0.3
Mobil Oil Corporation                                 AA                  1        1,000,000       0.3
NationsBank, N.A.                                    AA-                  1        1,000,000       0.3
United States Postal Service                        IPC-1                 1        1,000,000       0.2
----------------------------------------------- --------------- ------------ ---------------- --------------
TOTAL/WEIGHTED AVERAGE                                                  110     $385,000,000     100.0%



GUARANTOR / TENANT

                                               % OF        WTD. AVG.       WTD. AVG.        WTD. AVG.
                                            TOTAL POOL      CUTOFF      LOAN-TO-LEASED        GROSS
TENANT / GUARANTOR                           BALANCE          DSC          FEE VALUE         COUPON

--------------------------------------------------------- ------------ ------------------ -------------
Rite Aid Corporation                           7.5%          1.07x           80.65%           7.58%
CVS Corporation                                7.2           1.07            84.18            7.62
Koninklijke Ahold, N.V.                        6.5           1.10            86.10            7.36
Home Depot U.S.A., Inc.(1)                     5.2           1.00            92.87            7.44
Eckerd Corporation                             5.1           1.04            89.43            7.37
Walgreen Co.                                   4.8           1.06            82.60            7.11
Circuit City Stores, Inc.                      4.1           1.05            86.48            8.04
CareGroup, Inc.                                4.0           1.03            84.45            7.25
Blue Cross and Blue Shield of Texas, Inc.      4.0           1.00            75.60            7.98
Wal-Mart Stores, Inc.                          3.8           1.01            93.12            7.04
Food Lion, Inc.                                3.5           1.00           101.60            6.76
Georgia Baptist Health Care System, Inc.       2.4           1.00            89.68            8.16
KeyBank National Association                   2.2           1.01            75.86            7.25
The Pep Boys - Manny, Moe & Jack               1.9           1.01            89.85            7.52
John H. Harland Company                        1.9           1.03            90.21            8.03
Wegmans Food Markets, Inc.                     1.7           1.00            81.17            7.50
McDonald's Corporation                         1.1           1.01            75.15            7.24
The TJX Companies, Inc.                        1.1           1.05            73.47            7.58
MedPartners, Inc.                              1.1           1.00            77.29            7.48
Riggs Bank, N.A.                               1.1           1.01            84.70            7.28
Hanson North America, Inc. (1)                 1.1           1.04            94.54            7.47
WellPoint Health Networks, Inc.                0.9           1.00            76.90            6.73
State of New Jersey                            0.8           1.69            72.94            7.54
Tandy Corporation                              0.8           1.03            67.03            7.50
Amoco Oil Company                              0.7           1.01            89.93            7.13
American Drug Stores, Inc.(1)                  0.6           1.04            87.31            7.31
Bridgestone/Firestone, Inc.                    0.5           1.08            84.38            7.93
Exxon Corporation                              0.4           1.00            75.00            7.41
The Chase Manhattan Bank                       0.4           1.10            69.39            7.40
Hannaford Bros. Co.                            0.4           1.00            78.08            7.48
Boston Gas Company                             0.3           1.13            66.81            7.29
Sears, Roebuck & Co.                           0.3           1.00            87.25            7.06
Mobil Oil Corporation                          0.3           1.00            74.35            6.95
NationsBank, N.A.                              0.2           1.00            86.33            6.86
United States Postal Service                   0.2           1.08            83.54            7.17
--------------------------------------------------------- ------------ ------------------ -------------
TOTAL/WEIGHTED AVERAGE                        78.1%          1.05x           85.15%           7.46%
--------------------------------------------------------- ------------ ------------------ -------------



* S&P Long Term Rating, "IPC" denotes an Internal Private Classification indicating credit which meets parameters consistent with a rating "BBB-" or better for "IPC-1", and BB- or better for "IPC-2".

(1) The rating shown is the rating of the parent company. Home Depot, Inc., Hanson PLC and American Stores Co., respectively.

LOAN POOL SUMMARY - CREDIT LEASE

GUARANTOR / TENANT PRIMARY INDUSTRY

                                                  NUMBER       BALANCE AS OF          % OF               % OF           WTD. AVG.
                                                    OF         CUT-OFF DATE     CREDIT LEASE POOL     TOTAL POOL         CUTOFF
PRIMARY INDUSTRY                                  LOANS           (000'S)       BALANCE                 BALANCE           DSC
---------------------------------------------- ------------- ------------------ ------------------ ------------------ --------------
Retail Drug                                         58       $124,000,000         32.3%              25.2%              1.06x
Healthcare Services                                  5         62,000,000         16.0               12.5               1.01
Retail Grocery                                       9         59,000,000         15.4               12.0               1.05
Retail Building Materials                            4         31,000,000          8.0                6.2               1.01
Retail Electronics                                   4         24,000,000          6.3                4.9               1.05
Banking                                              4         19,000,000          5.0                3.9               1.02
Retail Discount & General Merchandise                2         19,000,000          4.9                3.8               1.01
Automotive                                           7         12,000,000          3.1                2.4               1.02
Printing                                             1          9,000,000          2.5                1.9               1.03
Energy                                               7          8,000,000          2.8                1.7               1.03
Food Service                                         5          6,000,000          1.4                1.1               1.01
Retail Apparel                                       1          6,000,000          1.4                1.1               1.05
Government                                           1          4,000,000          1.0                0.8               1.69
Department Stores                                    1          1,000,000          0.4                0.3               1.00
Post Office                                          1          1,000,000          0.2                0.2               1.08
---------------------------------------------- -------- ------------------ ------------------ ------------------ ------------------
TOTAL/WEIGHTED AVERAGE                             110       $385,000,000        100.0%              78.1%              1.05x
---------------------------------------------- -------- ------------------ ------------------ ------------------ ------------------


                                                 WTD. AVG.      WTD. AVG. GROSS
                                             LOAN-TO-LEASED         COUPON
PRIMARY INDUSTRY                                FEE VALUE
----------------------------------------- --------------------- ----------------
Retail Drug                                     83.97%             7.45%
Healthcare Services                             81.46              7.64
Retail Grocery                                  89.73              7.20
Retail Building Materials                       93.16              7.44
Retail Electronics                              83.45              7.96
Banking                                         78.32              7.25
Retail Discount & General Merchandise           93.12              7.04
Automotive                                      88.82              7.59
Printing                                        90.21              8.03
Energy                                          79.66              7.20
Food Service                                    75.15              7.24
Retail Apparel                                  73.47              7.58
Government                                      72.94              7.54
Department Stores                               87.25              7.06
Post Office                                     83.54              7.17
----------------------------------------- ------------------ -----------------
TOTAL/WEIGHTED AVERAGE                          85.15%             7.46%
----------------------------------------- ------------------ -----------------

LOAN POOL SUMMARY - CREDIT LEASE

GUARANTOR / TENANT CREDIT RATING*

                                        NUMBER     BALANCE AS OF      % OF       CUMULATIVE OF       % OF            WTD. AVG.
                                          OF       CUT-OFF DATE      CREDIT        CREDIT          TOTAL POOL          CUTOFF
CREDIT RATING                            LOANS        (000'S)       LEASE POL       POOL            BALANCE             DSC
                                                                     BALANCE       BALANCE
------------------------------------- ---------- ---------------- ------------- ------------------- ----------------- --------------
                AAA                        2         2,176,906       0.6%           0.6%              0.4%             1.00x
                AA+                        4         7,316,056       1.9            2.5               1.5              1.37
                 AA                        8        25,622,806       6.7            9.1               5.2              1.01
                AA-                        5        28,668,571       7.4           16.6               5.8              1.01
                 A+                        8        23,603,377       6.1           22.7               4.8              1.06
                 A                        37       149,522,684      38.8           61.5              30.3              1.05
                 A-                        7        36,274,923       9.4           70.9               7.4              1.01
                BBB+                      23        44,607,555      11.6           82.5               9.1              1.06
                BBB                        1         5,420,502       1.4           83.9               1.1              1.01
                BBB-                       5         9,592,858       2.5           86.4               2.0              1.01
                BB-                        1         5,487,777       1.4           87.8               1.1              1.00
               IPC-1                       6        26,382,261       6.6           94.7               5.4              1.02
               IPC-2                       3        20,452,972       5.3          100.0               4.2              1.05
------------------------------------- ---------- ---------------- ------------- -------------- ----------------- --------------
TOTAL/WEIGHTED AVERAGE                   110      $385,000,000     100.0%         100.0%             78.1%             1.05x
------------------------------------- ---------- ---------------- ------------- -------------- ----------------- --------------


                                          WTD. AVG.        WTD. AVG.
                                        LOAN-TO-LEASED        GROSS
CREDIT RATING                               FEE VALUE         COUPON

------------------------------------- ----------------- --------------
                AAA                        75.00%           7.41%
                AA+                        80.93            7.35
                 AA                        88.26            7.08
                AA-                        90.94            7.41
                 A+                        82.60            7.11
                 A                         83.99            7.49
                 A-                        88.55            7.14
                BBB+                       80.73            7.47
                BBB                        84.70            7.28
                BBB-                       89.85            7.52
                BB-                        77.29            7.48
               IPC-1                       88.45            8.02
               IPC-2                       86.48            8.04
------------------------------------- ----------------- --------------
TOTAL/WEIGHTED AVERAGE                     85.15%           7.46%
------------------------------------- ----------------- --------------




* S&P Long Term Rating, "IPC" denotes an Internal Private Classification indicating credit which meets parameters consistent with a rating "BBB-" or better for "IPC-1", and BB- or better for "IPC-2".

LOAN POOL SUMMARY - CREDIT LEASE
LEASE TYPE

                                         NUMBER       BALANCE AS OF        % OF         CUMULATIVE          % OF           WTD. AVG.
                                           OF         CUT-OFF DATE        CREDIT           % OF          TOTAL POOL          CUTOFF
LEASE TYPE                               LOANS           (000'S)        LEASE POOL     POOL BALANCE        BALANCE            DSC
                                                                         BALANCE
------------------------------------- ----------- -------------------- ------------- ----------------- ---------------- ------------

                Bond                           9          $86,000,000      22.3%           22.3%            17.4%             1.01x
                NNN                           42          158,000,000      41.1            63.4             32.1              1.04
                 NN                           59          141,000,000      36.6           100.0             28.6              1.08
------------------------------------- ----------- -------------------- ------------- ----------------- ---------------- ------------
TOTAL/WEIGHTED AVERAGE                       110         $385,000,000     100.0%          100.0%            78.1%             1.05x
------------------------------------- ----------- -------------------- ------------- ----------------- ---------------- ------------


                                                WTD. AVG.        WTD. AVG.
                                             LOAN-TO-LEASED        GROSS
LEASE TYPE                                      FEE VALUE          COUPON

------------------------------------- ----- ------------------ ---------------

                Bond                               92.34%            7.48%
                NNN                                85.04             7.41
                 NN                                80.89             7.50
------------------------------------- ----- ------------------ ---------------
TOTAL/WEIGHTED AVERAGE                             85.15%            7.46%
------------------------------------- ----- ------------------ ---------------



* All Credit Leases are either Bond-Type or have been enhanced to Bond-Type status.

BALANCE AT CUT-OFF DATE

                                           NUMBER      BALANCE AS OF         % OF               % OF            WTD. AVG.
                                             OF        CUT-OFF DATE     CREDIT LEASE        TOTAL POOL           CUTOFF
LOAN BALANCE                                LOANS        (000'S)            POOL              BALANCE               DSC
                                                                           BALANCE
------------------------------------- ------------- ------------------ ----------------- -------------------- ---------------
                $0 to $999,999                7         $6,000,000         1.6%               1.3%                1.03x
      $1,000,000 to $1,499,999               26         34,000,000         8.9                6.9                 1.06
      $1,500,000 to $1,999,999               19         33,000,000         8.5                6.7                 1.07
      $2,000,000 to $2,499,999               16         35,000,000         9.1                7.1                 1.08
      $2,500,000 to $2,999,999                7         19,000,000         4.8                3.8                 1.03
      $3,000,000 to $3,499,999                4         13,000,000         3.3                2.6                 1.04
      $3,500,000 to $3,999,999                4         15,000,000         3.9                3.1                 1.23
      $4,000,000 to $4,999,999                5         23,000,000         6.0                4.7                 1.01
      $5,000,000 to $5,999,999                8         44,000,000        11.4                8.9                 1.04
      $6,000,000 to $6,999,999                1          6,000,000         1.7                1.3                 1.00
      $8,000,000 to $8,999,999                3         25,000,000         6.4                5.0                 1.01
      $9,000,000 to $9,999,999                1          9,000,000         2.5                1.9                 1.03
    $10,000,000 to $14,999,999                6         67,000,000        17.5               13.6                 1.03
    $15,000,000 to $19,999,999                3         55,000,000        14.4               11.2                 1.01
------------------------------------- ---------- ------------------ ----------------- -------------------- ---------------
TOTAL/WEIGHTED AVERAGE                      110       $385,000,000       100.0%              78.1%                1.05x
------------------------------------- ---------- ------------------ ----------------- -------------------- ---------------


                                           WTD. AVG.        WTD. AVG. GROSS
                                       LOAN-TO-LEASED FEE        COUPON
LOAN BALANCE                                 VALUE

------------------------------------- --------------------- ---------------
                $0 to $999,999                80.14%              7.43%
      $1,000,000 to $1,499,999                79.77               7.37
      $1,500,000 to $1,999,999                82.43               7.56
      $2,000,000 to $2,499,999                84.23               7.51
      $2,500,000 to $2,999,999                83.43               7.69
      $3,000,000 to $3,499,999                88.72               7.07
      $3,500,000 to $3,999,999                74.21               7.51
      $4,000,000 to $4,999,999                88.25               7.09
      $5,000,000 to $5,999,999                86.51               7.38
      $6,000,000 to $6,999,999               101.73               6.76
      $8,000,000 to $8,999,999                88.29               7.25
      $9,000,000 to $9,999,999                90.21               8.03
    $10,000,000 to $14,999,999                87.99               7.57
    $15,000,000 to $19,999,999                83.95               7.57
------------------------------------- --------------------- ---------------
TOTAL/WEIGHTED AVERAGE                        85.15%              7.46%
------------------------------------- --------------------- ---------------

* The average balance as of the Cut-Off Date is $3,500,000

GROSS COUPON RATE

                       NUMBER     BALANCE AS OF        % OF           % OF     WTD. AVG.           WTD. AVG.       WTD. AVG. GROSS
                          OF      CUT-OFF DATE     CREDIT LEASE    TOTAL POOL    CUTOFF         LOAN-TO-LEASED         COUPON
GROSS COUPON RATE       LOANS       (000'S)           POOL          BALANCE       DSC              FEE VALUE
                                                     BALANCE
--------------------- -------- --------------- ----------------- ----------------------------- ------------------ ------------------
 6.500% to 6.749%           1      $5,000,000         1.2%             0.9%      1.00x              76.90%             6.73%
 6.750% to 6.999%          14      49,000,000        12.7              9.9       1.02               92.27              6.85
 7.000% to 7.249%          15      49,000,000        12.7              9.9       1.05               88.59              7.10
 7.250% to 7.499%          29     118,000,000        30.7             24.0       1.03               86.58              7.36
 7.500% to 7.749%          23      57,000,000        14.7             11.5       1.11               77.79              7.58
 7.750% to 7.999%          21      65,000,000        16.9             13.2       1.04               80.36              7.87
 8.000% to 8.249%           7      43,000,000        11.1              8.7       1.04               87.04              8.10
---------------------- ------- --------------- ------------------ ---------------------------- ------------------ ------------------
TOTAL/WEIGHTED AVERAGE    110    $385,000,000       100.0%            78.1%      1.05x              85.15%             7.46%
---------------------- ------- ------------------ --------------- ---------------------------- ------------------ ------------------

* The weighted average gross coupon rate as of the Cut-Off Date is 7.46%

ORIGINAL TERM TO MATURITY

                            NUMBER       BALANCE AS OF        % OF          % OF      WTD. AVG.       WTD. AVG.      WTD. AVG. GROSS
                              OF         CUT-OFF DATE     CREDIT LEASE   TOTAL POOL    CUTOFF     LOAN-TO-LEASED         COUPON
ORIGINAL TERM TO MATURITY   LOANS          (000'S)            POOL         BALANCE      DSC          FEE VALUE
                                                            BALANCE
------------------------- -------- ------------------ ----------------- ------------ ---------- ------------------ -----------------
120 to 179 months              11         42,000,000        11.0%          8.6%        1.08x          73.54%             7.32%
180 to 239 months              66        174,000,000        45.2          35.3         1.05           82.28              7.52
240 to 299 months              21        113,000,000        29.3          22.8         1.05           88.16              7.52
------------------------- -------- ------------------ ----------------- ------------ ---------- ------------------ -----------------
300 to 360 months              12         56,000,000        14.6          11.4         1.01           96.70              7.25
------------------------- -------- ------------------ ----------------- ------------ ---------- ------------------ -----------------
TOTAL/WEIGHTED AVERAGE        110       $385,000,000       100.0%         78.1%        1.05x          85.15%             7.46%
------------------------- -------- ------------------ ----------------- ------------ ---------- ------------------ -----------------

* The weighted average original term to maturity as of the Cut-Off Date is 247 months.

REMAINING TERM TO MATURITY

                                           NUMBER          BALANCE AS OF          % OF               % OF              WTD. AVG.
                                             OF            CUT-OFF DATE       CREDIT LEASE        TOTAL POOL             CUTOFF
REMAINING TERM TO MATURITY                  LOANS             (000'S)             POOL              BALANCE               DSC
                                                                                BALANCE
------------------------------------- ------------------ ------------------ ----------------- -------------------- ---------------
          60 to 119 months                            1        $11,000,000         2.8%               2.2%                1.01x
         120 to 179 months                           11         33,000,000         8.6                6.7                 1.10
         180 to 239 months                           75        200,000,000        51.8               40.5                 1.05
         240 to 299 months                           22        137,000,000        35.6               27.8                 1.03
         300 to 360 months                            1          5,000,000         1.3                1.0                 1.00
------------------------------------- ------------------ ------------------ ----------------- -------------------- ---------------
TOTAL/WEIGHTED AVERAGE                              110       $385,000,000       100.0%              78.1%                1.05x
------------------------------------- ------------------ ------------------ ----------------- -------------------- ---------------


                                           WTD. AVG.       WTD. AVG. GROSS
                                        LOAN-TO-LEASED         COUPON
REMAINING TERM TO MATURITY                 FEE VALUE

-------------------------------------  ------------------ ------------------
          60 to 119 months                   75.86%             7.25%
         120 to 179 months                   72.87              7.35
         180 to 239 months                   82.58              7.50
         240 to 299 months                   92.24              7.46
         300 to 360 months                   94.65              6.98
-------------------------------------  ------------------ ------------------
TOTAL/WEIGHTED AVERAGE                       85.15%             7.46%
-------------------------------------  ------------------ ------------------

* The weighted average remaining term to maturity as of the Cut-Off Date is 233 months.


LOAN-TO-LEASED FEE VALUE

                            NUMBER     BALANCE AS OF       % OF               % OF        WTD. AVG.    WTD. AVG.     WTD. AVG. GROSS
                              OF       CUT-OFF DATE    CREDIT LEASE POOL   TOTAL POOL      CUTOFF   LOAN-TO-LEASED        COUPON
LOAN-TO-LEASED FEE VALUE    LOANS        (000'S)           BALANCE            BALANCE       DSC       FEE VALUE
--------------------------- ------ ------------------ ------------------ ------------- ------------ --------------- ----------------
 45.0% to 49.9%               1         $1,000,000         0.3%                0.2%         1.06x       45.28%             7.57%
 50.0% to 54.9%               1          1,000,000         0.3                 0.2          1.00        52.18              7.12
 60.0% to 64.9%               1          1,000,000         0.3                 0.3          1.37        64.12              7.29
 65.0% to 69.9%               7         15,000,000         4.0                 3.1          1.13        68.00              7.58
 70.0% to 74.9%               7         21,000,000         5.6                 4.4          1.21        72.58              7.59
 75.0% to 79.9%              18         77,000,000        19.9                15.6          1.05        77.03              7.55
 80.0% to 84.9%              29         80,000,000        20.7                16.2          1.04        82.94              7.41
 85.0% to 89.9%              22         76,000,000        19.8                15.5          1.02        87.99              7.62
 90.0% to 94.9%              10         44,000,000        11.5                 9.0          1.01        92.77              7.53
 95.0% to 99.9%              11         50,000,000        13.1                10.2          1.01        96.90              7.24
100.0% to 109.9%              3         17,000,000         4.5                 3.5          1.00       101.60              6.76

--------------------------- ------- ------------------ ------------------ ------------- ------------ --------------- ---------------
TOTAL/WEIGHTED AVERAGE      110       $385,000,000       100.0%               78.1%         1.05x       85.15%             7.46%
--------------------------- ------- ------------------ ------------------ ------------- ------------ --------------- ---------------

* The weighted average loan-to-leased fee value as of the Cut-Off Date is 87.27%

LOAN-TO-DARK VALUE

                                           NUMBER          BALANCE AS OF          % OF               % OF              WTD. AVG.
                                             OF            CUT-OFF DATE       CREDIT LEASE        TOTAL POOL             CUTOFF
LOAN-TO-DARK VALUE                          LOANS             (000'S)             POOL              BALANCE               DSC
                                                                                 BALANCE
------------------------------------- ------------------ ------------------ ----------------- -------------------- --------------
           Less than 75%                       6                $9,000,000         2.4%                1.9%               1.01x
           75.0% to 99.9%                     14                60,000,000        15.5                12.1                1.04
          100.0% to 109.9%                    24                75,000,000        19.6                15.3                1.04
          110.0% to 119.9%                    32               111,000,000        28.8                22.5                1.09
          120.0% to 129.9%                    12                57,000,000        14.9                11.7                1.03
          130.0% to 139.9%                    13                39,000,000        10.1                 7.9                1.02
          140.0% to 149.9%                     6                16,000,000         4.1                 3.2                1.02
          150.0% to 159.9%                     2                12,000,000         3.2                 2.5                1.00
          160.0% to 169.9%                     1                 5,000,000         1.4                 1.1                1.04
------------------------------------- ------------------ ------------------ ----------------- -------------------- --------------
TOTAL/WEIGHTED AVERAGE                       110              $385,000,000       100.0%               78.1%               1.05x
------------------------------------- ------------------ ------------------ ----------------- -------------------- --------------

                                          WTD. AVG.       WTD. AVG. GROSS
                                       LOAN-TO-LEASED         COUPON
LOAN-TO-DARK VALUE                        FEE VALUE

------------------------------------- ------------------ ----------------
           Less than 75%                    82.65%             7.39%
           75.0% to 99.9%                   81.47              7.50
          100.0% to 109.9%                  81.13              7.55
          110.0% to 119.9%                  83.37              7.56
          120.0% to 129.9%                  86.27              7.40
          130.0% to 139.9%                  93.10              7.38
          140.0% to 149.9%                  95.18              7.05
          150.0% to 159.9%                 101.81              6.76
          160.0% to 169.9%                  94.54              7.47
------------------------------------- ------------------ ----------------
TOTAL/WEIGHTED AVERAGE                      85.15%             7.46%
------------------------------------- ------------------ ----------------

* The weighted average loan-to-dark value as of the Cut-Off Date is 114.26%




DEBT SERVICE COVERAGE

                         NUMBER     BALANCE AS OF      % OF          % OF         WTD. AVG.           WTD. AVG.      WTD. AVG. GROSS
                           OF       CUT-OFF DATE    CREDIT LEASE   TOTAL POOL       CUTOFF         LOAN-TO-LEASED        COUPON
DEBT SERVICE COVERAGE     LOANS       (000'S)          POOL         BALANCE          DSC              FEE VALUE
                                                     BALANCE
----------------------- -------- ------------------ ------------ --------------- ------------------- ------------------ ------------
 1.000x to 1.099x         37       $170,000,000        44.2%          34.5%          1.00x              89.30%             7.46%
 1.010x to 1.019x          3         24,000,000         6.3            5.0           1.01               81.95              7.14
 1.030x to 1.039x         12         58,000,000        15.2           11.8           1.03               85.96              7.50
 1.040x to 1.049x         11         29,000,000         7.7            6.0           1.04               86.55              7.41
 1.050x to 1.059x          4         10,000,000         2.6            2.0           1.05               78.88              7.49
 1.060x to 1.069x         10         20,000,000         5.1            4.0           1.06               80.51              7.61
 1.070x to 1.079x         12         20,000,000         5.3            4.2           1.07               82.08              7.49
 1.080x to 1.089x          5          7,000,000         1.8            1.4           1.08               80.78              7.54
 1.090x to 1.099x          2          3,000,000         0.7            0.5           1.09               79.22              7.98
 1.100x to 1.199x          9         32,000,000         8.4            6.6           1.16               76.12              7.39
 1.200x to 1.499x          4          7,000,000         1.8            1.4           1.34               68.59              7.77
 1.600x to 1.699x          1          4,000,000         1.0            0.8           1.69               72.94              7.54
----------------------- -------- ------------------ ------------ --------------- ------------------- ------------------ ------------
TOTAL/WEIGHTED AVERAGE   110       $385,000,000       100.0%          78.1%          1.05x              85.15%             7.46%
----------------------- -------- ------------------ ------------ --------------- ------------------- ------------------ ------------

* Debt service coverage is the ratio of the current net rents as of the cutoff date to current monthly total debt service during as of the cutoff date. Current net rents are calculated by deducting current loan-level reserves as of the cutoff date and current ground rents as of the cutoff date, if any, from current gross rents.

* The weighted average debt service coverage as of the Cut-Off Date is 1.05x

ORIGINATION

COMPANY: CLF developed the proprietary Hybrid Corporate Bond Lease Program (the "Program"), in addition to related products, for the express purpose of providing credit based financing to owners of single tenant properties net leased pursuant to Credit Leases.

TENANTS: All tenants or their respective Credit Lease guarantors are Investment Grade or have received an Internal Private Classification of at least BBB- from each of S&P and Duff with the exception of Circuit City Stores, Inc. and MedPartners, Inc. Circuit City has an Internal Private Classification indicating credit with characteristics consistent with a rating of "BB-" or better. MedPartners has a long-term credit rating from S&P of BB-. The average corporate unsecured debt rating for the CLF loans in the pool is "A-".

                    All corporate credit tenants, particularly those rated BBB and below, are independently underwritten by CLF as to their rating trends (up or down), industry trends, and market position.

LOAN

                o UNDERWRITING: CLF's loan underwriting is centralized to ensure consistent quality and involves in-depth analysis by both internal and external specialists of the corporate credit being financed, the quality of the lease, and value of the underlying real estate on both a leased fee and "as dark" basis. CLF's due diligence typically includes a credit evaluation, a legal analysis of each lease, an assessment of condemnation and casualty risks, reviews of landlord obligations, reviews of third-party reports (environmental, engineering, appraisal), residual risk exposure (for extended amortization loans) , borrower structure, reviews of loan closing documents, and confirmation with applicable rating agencies of each tenant's credit rating.

LOAN COLLATERAL AND BORROWER STRUCTURE

LOAN TERMS:         All mortgage loans (with one exception) are fully-amortizing either before or, co-terminus with the primary term, or in some cases the first renewal period, of the related Credit
                    Lease.

CALL PROTECTION:    Generally,   eight  years  of  lockout   followed  by  yield
                    maintenance, flat to Treasuries, for the balance of the mortgage loan term.

SECURITY:           All mortgage loans are secured by:

                    o   lock box assignments of leases and rents;
                    o first mortgages on fee or leasehold interests in the related premises; and
                    o a security interest in funds on deposit in reserve accounts.

BORROWER TYPE:      Generally  special-purpose  entities organized in accordance with standard rating agency criteria. Bankruptcy-remote opinions are generally required at origination for all mortgage loans of more than $5,000,000 (and for all mortgage loans made to borrowers/landlords with aggregate Program debt of more than $5,000,000).

LEASE STRUCTURE

QUALIFIED LEASES:   Only Credit Leases of the types listed and  described  below are eligible for financing under the Program and are included in the Pool.

                    o Bond-Type. The tenant does not have termination or abatement rights pursuant to the Credit Lease absent a termination payment that is sufficient to fully prepay the related loan.

                    o Triple Net. The tenant may terminate the Credit Lease or abate rent following a defined condemnation or casualty event, but generally for no other reason.

                    o Double Net. The tenant may terminate the Credit Lease or abate rent following a defined condemnation or casualty, or following borrower/landlord default with respect to certain obligations (primarily maintenance and repairs) under the Credit Lease.

LEASE ENHANCEMENT MECHANISMS

CLF UTILIZES AN INTEGRATED PROGRAM OF CREDIT LEASE ENHANCEMENT MECHANISMS TO CREATE A HYBRID CORPORATE BOND BY ENSURING THAT THERE ARE NO INTERRUPTIONS IN THE CORPORATE CREDIT TENANT'S RENTAL STREAM DUE TO REAL ESTATE RELATED EVENTS.


LEASE ENHANCEMENT Non-cancelable insurance policies have been issued by the INSURANCE POLICIES: Lease Enhancement Insurance Policy Provider for triple net and  doublenet  leases.  In the event a tenant  exercises  a termination or abatement  right  following a condemnation or casualty  event,  the  Lease  Enhancement  Insurance  Policy
                    Provider   will  either  (i)  make  a  cash   payment  as  a
                    replacement for any lost monthly rent or (ii) fully prepay the mortgage loan, at par.

LEASE SUPPORT
ACTIONS: In the event of borrower/landlord default with respect to obligations under the Credit Lease, the Servicer or Special Servicer, as applicable, will use its best efforts to
                    satisfy  those   obligations  to  prevent  the  tenant  from
                    exercising its termination or abatement rights. Lease Support Actions may include, but are not limited to, performance of required maintenance and repairs and initiation and maintenance of appropriate legal actions. The Servicer and Special Servicer have access to reserve account funds and, when necessary, are obligated to advance their own funds (subject to recoverability) and are prohibited from foreclosure until the Servicer advances exceed 60% of the dark value of the property.

BORROWER RESERVE
ACCOUNTS:           Reserve  accounts are  established  based on an  engineering survey by CLF selected professional  third-party engineering consultants and funded on a monthly basis for mortgage loans relating  to double net leases  with  quantifiable  landlord
                    obligations.   The  deposits  to  these  accounts  generally
                    provide at least 125% of the anticipated, inflation-adjusted costs of maintenance, repair and replacement to the related premises as they occur. In addition, double net leases are generally underwritten with debt service coverage in excess of that required or reserves and principal and interest payments.

EXPENSE RESERVE
ACCOUNT: CLF provides for a trust-level account to be established and funded on a monthly basis. The deposits made thereto will be available for Lease Support Actions, trust expenses, recoverable and non-recoverable advances, prepayment interest shortfalls and credit support. Unless drawn upon, the Expense Reserve Account will grow to approximately $2.4 million over the life of the transaction without consideration of reinvestment income.

LEASE ENHANCEMENT SUMMARY

                         TERMINATION OR
LEASE TYPE               ABATEMENT EVENT                               MITIGANT                              LEASE AS ENHANCED
-------------------- ---------------------------------------- ---------------------------------------------- -----------------------
Bond-Type            None                                     Not applicable                                 Not applicable

Triple Net*          Condemnation or casualty                 Non-cancelable insurance policy with           Bond-Type Equivalent
                                                              AAA-rated insurer


Double Net*          (1)  Condemnation or casualty            (1)  Non-cancelable insurance policy with      Bond-Type Equivalent
                     (3)  Maintenance/repair provision             AAA-rated insurer
                          violation                           (3)  Escrows equal to 125% of consultant's
                                                                   estimate for maintenance/repairs
-------------------- ---------------------------------------- ---------------------------------------------- -----------------------


-------------------- ---------------------------------------- ---------------------------------------------- -----------------------

* Any Triple Net and Double Net Leases that contain lease provisions other than casualty or condemnation that could lead to a tenant's right to terminate the lease or abate rent thereunder have the protection provided by the Servicer's Lease Support Actions and the AA rated backstop thereto.

EXTENDED AMORTIZATION MECHANISM

CTL loans that amortize through the first renewal period of the related Credit Lease each receive the benefit of an individual insurance policy issued by the Extended Amortization Insurance Policy Provider. Continued debt service on or repayment of such mortgage loans is thus insured in the event the related tenant elects not to renew their lease.

EXTENDED            Transactions which meet Program  underwriting  standards may
AMORTIZATION        also  be  eligible  for  financing  through  CLF's  Extended
PROGRAMsm LOANS:    Amortization  Program (the  "EAPsm").  With one exception (a balloon mortgage), EAP loans fully amortize either before or co-terminus with the first renewal period of the related
                    Credit Lease.

INSURANCE POLICY:   In order to eliminate the risk of debt service  interruption due to a tenant non-renewal event, a non-cancelable Extended
                    Amortization Insurance Policy is underwritten for each EAP loan.

POLICY PROVIDER:    In the event of (i) non-renewal of the Credit Lease and (ii)
                    borrower/landlord   default  under  the  related  loan,  the
                    Extended  Amortization   Insurance  Policy  Provider  (whose
                    financial  strength  is rated  "AAA" by S&P) must either (a)
                    fully prepay the loan, with yield maintenance  (subject to a
                    5% cap), or (b) make monthly  payments in an amount equal to
                    the  debt   service   payments   due  during  the   extended
                    amortization period.

 LOAN APPROVAL AND CLOSING PROCESS

LEASE AND           CTL  loan  approval,  each  Credit  Lease is  reviewed  by a
LOAN REVIEW:        trained CLF  underwriter  using  comprehensive  underwriting guidelines developed through consultation with legal and financial advisors, investors and rating agencies. The
                    Credit Lease is reviewed specifically to identify and quantify, as applicable, the risks associated with tenant termination or abatement rights resulting from condemnation and casualty events and borrower/landlord default with respect to obligations under the Credit Lease.

CREDIT REVIEW:      Each credit is reviewed by experienced  finance  specialists and the ratings confirmed by the rating agencies.

LOAN REVIEW         After an  application  has  been  reviewed and a deposit has
COMMITTEE:          been received, CLF convenes a loan review committee (made up of CLF's senior managers) in order to determine whether or not the transaction meets Program underwriting criteria.
                    Following the completion of due diligence, the loan review committee is reconvened for issuance of ultimate mortgage loan approval or rejection.

APPLICATION AND     Once the application  has been accepted,  full due diligence
DUE DILIGENCE:      is commenced  which includes:

                    o the engagement of CLF-approved or CLF-selected third-party valuation and environmental consulting firms and, in the case of double net leases, structural engineering consulting firms;

                    o    a review and summary of Credit  Lease  termination  and
                         abatement    rights    and    respective     mitigating
                         enhancements;

                    o an analysis of the borrower, with electronic background checks;

                    o    a review of title, survey, etc.;

                    o a review of the Credit Lease and related premises by the Lease Enhancement Policy Provider;

                    o a review of the Credit Lease and third-party reports by the Servicer; and

                    o for EAP mortgage loans, a review of the Credit Lease and valuation report by the Extended Amortization Insurance Policy Provider.


CLOSING: CTL loans are closed in accordance with pre-defined Program requirements, including comprehensive borrower/landlord, premises and tenant/guarantor criteria. Standard securitization-oriented documentation is used.

COMPARISON TO LONG-TERM, SENIOR UNSECURED CORPORATE DEBT AND CMBS


         The long-term, senior unsecured debt of a corporation is the unconditional promise of that corporation to make a stream of payments in accordance with the terms of a bond. Typically senior unsecured debt pays interest only on a semi-annual basis with principal returned at maturity. In the event of a bond default, the holders are unsecured and generally recover only against the unsecured assets of the corporation. Like corporate bonds, the loans originated under the Enhanced Lease Program contain the unconditional obligation of the Credit Lease Tenants to make a stream of monthly rental payments, subject only to certain specified real estate related termination or rent abatement rights and subject to the right of the credit tenant reject the lease in the event of bankruptcy. Although corporate bonds do not have the risks associated with the termination or abatement rights that are contained in many of the Credit Leases that back the certificates, the Program substantially reduces or eliminates these real estate related risks. Moreover, unlike long-term, senior unsecured corporate debt, CTL Loans are self-amortizing and secured by first mortgage liens. The combination of amortization and security coupled with the strong financial incentives of the underlying borrower to protect the loan in the event of a credit tenant default provide the possibility of increasing expected recoveries to certificate holders that might otherwise be available to such certificate holders if they held the unsecured corporate bonds of that same corporate credit. CTL loans also have substantial call protection in the form of eight year lock-outs followed by yield maintenance flat to US Treasuries for the duration of the loan.

         The certificates also compare favorably in certain respects to commercial mortgage-backed securities ("CMBS") in terms of credit, prepayment risk and recovery. CMBS pools generally consist of an aggregation of real estate loans. Typically, such real estate loans are underwritten based on the value of the underlying real estate and the strength of the borrower. Amortization periods usually exceed the term of the loan by a significant amount (10 year terms with 25 or 30 year amortization periods) leaving the balance of the loan (up to 70%) to be retired at maturity either by refinancing or from the resources of the borrower. Timeliness of payment and ultimate recovery on real estate loans is affected by many factors including, the financial strength or lack thereof of the borrower, the ability of the borrower to refinance the loan at maturity, the stability of the cash flow from the tenants at the property, the quality of the leases, and the uncertainties of the real estate and economic cycles.

         By comparison to CMBS, the credit quality of the cash flows on all the CTL loans is defined by the credit quality of the generally single tenant subject to the long term lease. The risks to interruptions in credit tenant cash flows (and thus loan payments) is reduced by limiting eligible Credit Lease Tenants to primarily Investment Grade credits, whose financial strength reduces the risk of default over a business cycle as compared with non-investment grade tenants. With the exception of Circuit City and MedPartners, all of the credit tenants in the pool are Investment Grade, and including all the CTL loans, the average credit rating is A-. The Investment Grade credit quality of the credit tenants coupled with the amortizing nature of the credit lease loans and strong call protection insulate the certificate holders from risks of voluntary or involuntary prepayments on the mortgage loans.

CREDIT TENANT LEASE (CTL) LOAN OVERVIEW

o CASH FLOWS: CTL Loans utilize the credit tenant's fixed and predictable rent stream to pay principal and interest. All tenant rent is lock boxed at Midland and applied to debt on the due date as well as to scheduled reserves, if any. The credit tenant pays all property expenses directly or indirectly.

o    CREDIT QUALITY: CTL loan pool has average A- rated credit tenants.

o COLLATERAL: Each CTL loan is collateralized by an absolute assignment of the credit tenant lease and a first mortgage.

o REAL ESTATE RISK: Performance of the loan depends upon the tenant's uninterrupted rent stream. Risk of interruption of the tenant's rent as a result of a real estate related event is eliminated/mitigated by bond or enhanced bond-type leases.

o CALL PROTECTION: Voluntary prepayment is prohibited for eight years and permitted thereafter only with a yield maintenance penalty calculated at flat to U.S. Treasuries.

o AMORTIZATION: Each CTL loan fully amortizes over the term of the underlying credit tenant lease or if not, then the outstanding balance at the end of the tenant's initial lease term is fully insured by a subsidiary of Berkshire Hathaway.

o DEFAULT RISK: S&P static pool cumulative default (default being defined as the first occurrence of a payment default on any financial obligation) studies indicate that default probability after ten years for AA, A, BBB, BB and B credits are 1.00%, 1.76%, 3.71%, 15.07% and 25.55%, respectively.
     Standard & Poor's Credit Week, January 28, 1998.

o EVENT RISK: Both S&P and Moody's default studies clearly show that credit migration (up or down) is almost always a gradual process measured in years. Sudden defaults of investment grade credits are essentially zero. For the very small number of credits that do default, according to S&P the average time from the original rating to default is 7.4, 7.6, 6.6, 5.1, and
     3.7 years for AA, A, BBB, BB and B rated credits, respectively. Standard & Poor's Credit Week, January 28, 1998.

o RECOVERIES: In the unlikely event a credit tenant defaults, potential recoveries on the underlying CTL loan are enhanced by the amortizing nature of the loan, the high quality of the mortgaged real estate, and incentives present for both the tenant to continue to operate the property in case of a bankruptcy and the borrower to protect the loan in the event of a rejection of the lease in bankruptcy by the tenant.

LOAN POOL SUMMARY - LONG TERM CONDUIT
SUMMARY CHARACTERISTICS

-------------------------------------------------------------------------------
DESCRIPTION

INITIAL POOL BALANCE                            $108,000,000

AVERAGE BALANCE AS OF CUT-OFF DATE              $6,000,000

WTD. AVG. UNDERWRITING DSCR(1)                  1.38X

WTD. AVG. CUT-OFF DATE LTV RATIO(2)             60.8%

WTD. AVG. MATURITY DATE LTV RATIO(3)            19.6%

WTD. AVG. MORTGAGE RATE                         7.58%

WTD. AVG. ORIGINAL TERM TO MATURITY             17 YEARS 10 MONTHS

WTD. AVG. REMAINING TERM TO MATURITY            16 YEARS 8 MONTHS

WTD. AVG. AGE                                   1 YEAR 2 MONTHS

WTD. AVG. ORIGINAL AMORTIZATION TERM            22 YEARS 5 MONTHS

WTD. AVG. REMAINING AMORTIZATION TERM           21 YEARS 3 MONTHS

-------------------------------------------------------------------------------


(1) Ratio of  underwritten  property  net cash flow to annual  debt  service

(2) Ratio of scheduled balance at Cut-off Date to appraised property value

(3) Ratio of scheduled balance at maturity to appraised property value

STRATIFICATION TABLES
CUT-OFF DATE BALANCE

                                             NUMBER           BALANCE AS OF           % OF                % OF             WTD. AVG.
    RANGE OF CUT-OFF DATE BALANCES         OF MORTGAGE        CUT-OFF DATE        CONDUIT POOL         TOTAL POOL       UNDERWRITING
                                              LOANS              (000'S)             BALANCE            BALANCE             DSCR
--------------------------------------- ------------------ -------------------- ------------------ ------------------- -------------
                 $0 to $999,999                         1           $1,000,000         0.9%               0.2%                1.20x
       $1,000,000 to $1,999,999                         3            5,000,000         4.5                1.0                 1.23
       $2,000,000 to $2,999,999                         5           12,000,000        11.2                2.4                 1.29
       $3,000,000 to $3,999,999                         3           10,000,000         9.2                2.0                 1.30
       $4,000,000 to $4,999,999                         1            5,000,000         4.6                1.0                 1.54
       $5,000,000 to $7,499,999                         3           17,000,000        16.0                3.5                 1.20
      $10,000,000 to $14,999,999                        1           14,000,000        13.3                2.9                 1.25
      $35,000,000 to $45,000,000                        1           44,000,000        40.3                8.8                 1.54
--------------------------------------- ------------------ -------------------- ------------------ ------------------- -------------
TOTAL/WEIGHTED AVERAGE                                 18         $108,000,000       100.0%              21.9%                1.38x
--------------------------------------- ------------------ -------------------- ------------------ ------------------- -------------



                                                WTD. AVG.         WTD. AVG.
    RANGE OF CUT-OFF DATE BALANCES            CUT-OFF DATE        MORTGAGE
                                               LTV RATIO            RATE
--------------------------------------------- ----------------- --------------
                 $0 to $999,999                    25.79%             7.13%
       $1,000,000 to $1,999,999                    75.11              7.58
       $2,000,000 to $2,999,999                    62.29              7.32
       $3,000,000 to $3,999,999                    61.37              7.31
       $4,000,000 to $4,999,999                    55.03              7.43
       $5,000,000 to $7,499,999                    72.12              7.63
      $10,000,000 to $14,999,999                   74.23              7.21
      $35,000,000 to $45,000,000                   51.23              7.86
--------------------------------------------- ----------------- --------------
TOTAL/WEIGHTED AVERAGE                             60.84%             7.58%
--------------------------------------------- ----------------- --------------

                         NUMBER          BALANCE AS OF      % OF          % OF          WTD. AVG.      WTD. AVG.          WTD. AVG.
                      OF MORTGAGED        CUT-OFF DATE   CONDUIT POOL   TOTAL POOL     UNDERWRITING    CUT-OFF DATE        MORTGAGE
                       PROPERTIES           (000'S)        BALANCE      BALANCE           DSCR         LTV RATIO            RATE
PROPERTY TYPE
---------------------- ---------- ------------------- ------------ ------------------- ------------ ----------------- --------------
Retail                        11         $76,000,000         70.6%       15.5%            1.41x          60.49%             7.73%
Office                         2          18,000,000         16.3         3.6             1.28           72.06              7.24
Mobile Home                    4           9,000,000          8.5         1.9             1.21           45.29              7.13
Hotel                          1           5,000,000          4.6         1.0             1.54           55.03              7.43
---------------------- ---------- ------------------- -------------------------------- ------------ ----------------- --------------
TOTAL/WEIGHTED AVERAGE        18        $108,000,000        100.0%       21.9%            1.38x          60.84%             7.58%
---------------------- ---------- ------------------- -------------------------------- ------------ ----------------- --------------


GEOGRAPHIC DISTRIBUTION

                          NUMBER        BALANCE AS OF      % OF          % OF         WTD. AVG.        WTD. AVG.          WTD. AVG.
                        OF MORTGAGE     CUT-OFF DATE     CONDUIT POOL  TOTAL POOL    UNDERWRITING   CUT-OFF DATE LTV       MORTGAGE
PROPERTY LOCATION          LOANS          (000'S)          BALANCE      BALANCE          DSCR             RATIO              RATE
----------------------- ----------- ------------------ ------------  ---------------- -------------- ------------------ -----------
 SC                         1          $44,000,000         40.3%            8.8%           1.54x           51.23%             7.86%
 GA                         1           14,000,000         13.3             2.9            1.25            74.23              7.21
 TX                         3            9,000,000          8.0             1.8            1.29            80.91              7.80
 NC                         3            7,000,000          6.2             1.4            1.28            73.82              7.78
 FL                         1            6,000,000          5.9             1.3            1.12            62.43              7.00
 NM                         1            6,000,000          5.1             1.1            1.25            73.62              7.67
 CT                         2            5,000,000          4.9             1.1            1.21            49.33              7.13
 TN                         1            5,000,000          4.6             1.0            1.54            55.03              7.43
 NH                         2            4,000,000          3.6             0.8            1.21            39.77              7.13
 KS                         1            3,000,000          3.2             0.7            1.28            69.52              7.44
 MD                         1            3,000,000          3.0             0.7            1.40            62.42              7.35
 PA                         1            2,000,000          1.8             0.4            1.25            71.25              7.50
---------------------- ------------- -------------------- ---------  ---------------  --------------- ------------------ ----------
TOTAL/WEIGHTED AVERAGE     18         $108,000,000        100.0%           21.9%           1.38x           60.84%             7.58%
---------------------- ------------- -------------------- ---------  ---------------- --------------- ------------------ ----------




MORTGAGE RATE

                               NUMBER       BALANCE AS OF     % OF          % OF        WTD. AVG.           WTD. AVG.      WTD. AVG.
                             OF MORTGAGE    CUT-OFF DATE   CONDUIT POOL   TOTAL POOL    UNDERWRITING     CUT-OFF DATE LTV   MORTGAGE
RANGE OF MORTGAGE RATES         LOANS          (000'S)       BALANCE       BALANCE         DSCR               RATIO          RATE
---------------------------- ----- ----- ---------------- -------------- -------------- ------------- ------------------ -----------
          6.750% - 6.999%           1       $2,000,000       1.9%          0.4%          1.41x              79.24%         6.87%
          7.000% - 7.249%           7       31,000,000      28.8           6.3           1.21               63.45          7.14
          7.250% - 7.499%           4       14,000,000      13.1           2.9           1.42               62.85          7.40
          7.500% - 7.749%           2        7,000,000       6.9           1.5           1.25               73.00          7.63
          7.750% - 7.999%           1       44,000,000      40.3           8.8           1.54               51.23          7.86
          8.000% - 8.499%           3       10,000,000       9.0           2.0           1.24               79.40          8.20
---------------------------- ----------- ---------------- -------------- -------------- ------------- ------------------ -----------
TOTAL/WEIGHTED AVERAGE             18     $108,000,000     100.0%         21.9%          1.38x              60.84%         7.58%
---------------------------- ----------- ---------------- -------------- -------------- ------------- ------------------ -----------

DSCR (1)

                                           NUMBER           BALANCE AS OF           % OF                % OF              WTD. AVG.
                                         OF MORTGAGE        CUT-OFF DATE        CONDUIT POOL         TOTAL POOL         UNDERWRITING
RANGE OF DSCRS                              LOANS              (000'S)             BALANCE             BALANCE               DSCR
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------
           1.10x - 1.19x                       1           $6,000,000             5.9%               1.3%                1.12x
           1.20x - 1.29x                      12           45,000,000            42.0                9.2                 1.24
           1.35x - 1.39x                       1            2,000,000             2.2                0.5                 1.38
           1.40x - 1.49x                       2            5,000,000             4.9                1.1                 1.41
           1.50x - 1.59x                       2           49,000,000            44.9                9.8                 1.54
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------
TOTAL/WEIGHTED AVERAGE                        18         $108,000,000           100.0%              21.9%                1.38x
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------



                                          WTD. AVG.          WTD. AVG.
                                     CUT-OFF DATE LTV       MORTGAGE
RANGE OF DSCRS                              RATIO              RATE
------------------------------------- ------------------ ---------------
           1.10x - 1.19x                    62.43%             7.00%
           1.20x - 1.29x                    69.03              7.49
           1.35x - 1.39x                    69.83              7.32
           1.40x - 1.49x                    68.95              7.16
           1.50x - 1.59x                    51.62              7.81
------------------------------------- ------------------ ---------------
TOTAL/WEIGHTED AVERAGE                      60.84%             7.58%
------------------------------------- ------------------ ---------------

(1)  Ratio of underwritten property net cash flow to annual debt service

CUT-OFF DATE LTV RATIO (1)

                              NUMBER        BALANCE AS OF        % OF         % OF      WTD. AVG.       WTD. AVG.        WTD. AVG.
RANGE OF CUT-OFF DATE LTVS  OF MORTGAGE    CUT-OFF DATE      CONDUIT POOL  TOTAL POOL  UNDERWRITING CUT-OFF DATE LTV     MORTGAGE
                              LOANS          (000'S)            BALANCE      BALANCE       DSCR           RATIO            RATE
-------------------------- ------------- -----------------  ------------- ------------ ------------ ------------------ -------------
  0.0% - 29.9%                  1           $1,000,000          0.9%         0.2%       1.20x          25.79%             7.13%
 30.0% - 49.9%                  2            5,000,000          4.6          1.0        1.21           44.86              7.13
 50.0% - 59.9%                  3           52,000,000         47.9         10.5        1.52           51.62              7.77
 60.0% - 64.9%                  2           10,000,000          8.9          1.9        1.22           62.43              7.12
 65.0 % - 69.9%                 2            6,000,000          5.5          1.2        1.32           69.65              7.39
 70.0% - 74.9%                  3           22,000,000         20.3          4.4        1.25           73.81              7.35
 75.0% - 79.9%                  4            8,000,000          6.9          1.5        1.28           77.39              7.56
 80.0% - 84.9%                  1            5,000,000          5.0          1.1        1.25           82.00              8.32
-------------------------- ------------- -----------------  -------------- ----------- ------------ ------------------ -------------
TOTAL/WEIGHTED AVERAGE         18         $108,000,000        100.0%        21.9%       1.38x          60.84%             7.58%
-------------------------- ------------- -----------------  --------------- ---------- ------------ ------------------ -------------

(1)  Ratio of scheduled balance at Cut-off Date to appraised property value


MATURITY DATE LTV RATIO (1)

                                           NUMBER           BALANCE AS OF           % OF                % OF              WTD. AVG.
    RANGE OF MATURITY DATE LTVS          OF MORTGAGE        CUT-OFF DATE        CONDUIT POOL         TOTAL POOL         UNDERWRITING
                                            LOANS              (000'S)             BALANCE             BALANCE               DSCR
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------
            0.0% - 29.9%                              9          $71,000,000         66.1%              14.5%                1.42x
           30.0% - 49.9%                              3            9,000,000          8.7                1.9                 1.43
           50.0% - 59.9%                              3           21,000,000         19.4                4.3                 1.25
           60.0% - 64.9%                              3            6,000,000          5.9                1.3                 1.29
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------
TOTAL/WEIGHTED AVERAGE                               18         $108,000,000        100.0%              21.9%                1.38x
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------


                                                WTD. AVG.          WTD. AVG.
    RANGE OF MATURITY DATE LTVS              MATURITY DATE        MORTGAGE
                                                LTV RATIO            RATE
------------------------------------- ------------------------ ---------------
            0.0% - 29.9%                           2.47%             7.63%
           30.0% - 49.9%                          37.57              7.42
           50.0% - 59.9%                          57.18              7.49
           60.0% - 64.9%                          61.44              7.66
------------------------------------- ------------------------ ---------------
TOTAL/WEIGHTED AVERAGE                            19.59%             7.58%
------------------------------------- ------------------------ ---------------



(1)  Ratio of scheduled balance at maturity to appraised property value

ORIGINAL TERM TO MATURITY

                                           NUMBER           BALANCE AS OF           % OF                % OF              WTD. AVG.
     ORIGINAL TERM TO MATURITY           OF MORTGAGE        CUT-OFF DATE        CONDUIT POOL         TOTAL POOL         UNDERWRITING
                                            LOANS              (000'S)             BALANCE             BALANCE               DSCR
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------
                180                               11          $47,000,000         43.1%                9.4%                1.28x
                240                                7           62,000,000         56.9                12.5                 1.46
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------
TOTAL/WEIGHTED AVERAGE                            18         $108,000,000        100.0%               21.9%               1.38x
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------



                                          WTD. AVG.          WTD. AVG.
     ORIGINAL TERM TO MATURITY       CUT-OFF DATE LTV       MORTGAGE
                                            RATIO              RATE
---------------------------------- ------------------ ------------------
                180                          71.28%             7.43%
                240                          52.95              7.70
---------------------------------- ------------------ ------------------
TOTAL/WEIGHTED AVERAGE                       60.84%             7.58%
---------------------------------- ------------------ ------------------





REMAINING TERM TO MATURITY

                                           NUMBER           BALANCE AS OF           % OF                % OF             WTD. AVG.
      RANGE OF REMAINING TERMS           OF MORTGAGE        CUT-OFF DATE        CONDUIT POOL         TOTAL POOL        UNDERWRITING
                                            LOANS              (000'S)             BALANCE             BALANCE               DSCR
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------
          121 - 180 Months                        11          $47,000,000         43.1%                 9.4%              1.28x
          181 - 240 Months                         7           62,000,000         56.9                 12.5               1.46
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------
TOTAL/WEIGHTED AVERAGE                            18         $108,000,000        100.0%                21.9%              1.38x
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------


                                        WTD. AVG.          WTD. AVG.
      RANGE OF REMAINING TERMS      CUT-OFF DATE LTV       MORTGAGE
                                           RATIO              RATE
---------------------------------- ------------------ ------------------
          121 - 180 Months               71.28%             7.43%
          181 - 240 Months               52.95              7.70
---------------------------------- ------------------ ------------------
TOTAL/WEIGHTED AVERAGE                   60.84%             7.58%
---------------------------------- ------------------ ------------------

ORIGINAL AMORTIZATION

                                           NUMBER           BALANCE AS OF           % OF                % OF              WTD. AVG.
     ORIGINAL AMORTIZATION TERM          OF MORTGAGE        CUT-OFF DATE        CONDUIT POOL         TOTAL POOL         UNDERWRITING
                                            LOANS              (000'S)             BALANCE             BALANCE               DSCR
------------------------------------- ------------------ -------------------- ------------------ -------------------- --------------
                180                             1           $3,000,000            3.2%                 0.7%               1.28x
                240                             9           70,000,000           64.7                 14.2                1.42
                300                             4           14,000,000           12.9                  2.8                1.37
                360                             4           21,000,000           19.2                  4.2                1.26
------------------------------------- ------------------ ----------------------- ------------------ -------------------- -----------
TOTAL/WEIGHTED AVERAGE                         18         $108,000,000          100.0%                21.9%               1.38x
------------------------------------- ------------------ ----------------------- ------------------ -------------------- -----------



                                           WTD. AVG.          WTD. AVG.
     ORIGINAL AMORTIZATION TERM       CUT-OFF DATE LTV       MORTGAGE
                                             RATIO              RATE
----------------------------------- ------------------ ------------------
                180                          69.52%             7.44%
                240                          54.33              7.63
                300                          70.06              7.72
                360                          75.11              7.35
----------------------------------- ------------------ ------------------
TOTAL/WEIGHTED AVERAGE                       60.84%             7.58%
----------------------------------- ------------------ ------------------





GENERAL

o Each Mortgage Loan was originated or, in certain cases, purchased pursuant to the NationsBank multifamily and commercial mortgage conduit. NationsBank loans are originated utilizing exclusive internal underwriting and third-party origination networks. Since 1995, NationsBank has securitized more than $6 billion of NationsBank loans.

ORIGINATION/ACCUMULATION

o The NationsBank Permanent Loan Group (the "PLG") was formed in 1995 for the express purpose of underwriting commercial mortgage loans which satisfy NationsBank lending criteria. Currently, the PLG operates from 10 offices located across the United States.

o Similarly, NationsBank originates health care loans which are underwritten by the NationsBank Healthcare Banking Group (the "HCBG"). The HCBG specializes in arranging financing for the health care industry, and in 1997 underwrote more than $83 million in NationsBank loans.

o Additionally, conduit relationships have been established between NationsBank and a select group of third-party mortgage loan originators (each, a "Third-Party Originator"). Third-Party Originators, all of which are mortgage banking or banking firms with established credit policies, include Bankers Mutual Mortgage, Inc., Berkshire Mortgage Finance, First Security Bank, N.A., L.J. Melody & Company, The Patrician Financial Company and The WMF Group. In the aggregate, these partners originated approximately $1.5 billion in NationsBank loans in 1997.

UNDERWRITING

o Each Mortgage Loan was originated against standard underwriting targets. In order to ensure quality and consistency, NationsBank officers participate in the entire underwriting review process. Moreover, NationsBank officers regularly host underwriting forums for all underwriters and originators.

TARGETED UNDERWRITING SUMMARY

                       LOAN SIZE                MINIMUM                 MAXIMUM                AVAILABLE                  MAXIMUM
PROPERTY TYPE            ($MM)                    DSCR                 LTV RATIO                 TERMS                 AMORTIZATION
---------------- ----------------------- ----------------------- ----------------------- ----------------------- -------------------
Multifamily            $0.5 - $50                1.20x                    80%                 84 - 180 Mos                360 Mos
Retail                 $0.5 - $50                1.25x                    80%                 84 - 180 Mos                360 Mos
Office                 $0.5 - $50                1.25x                    75%                 84 - 180 Mos                360 Mos
Health Care            $0.5 - $25                1.30x                    75%                 84 - 180 Mos                360 Mos
Franchise              $0.5 - $50                1.25x                    75%                 84 - 120 Mos                240 Mos
Hotel                  $0.5 - $35                1.35x                    75%                 84 - 180 Mos                300 Mos
Industrial             $0.5 - $25                1.25x                    75%                 84 - 180 Mos                360 Mos
Mini Storage           $0.5 - $15                1.30x                    75%                 84 - 180 Mos                300 Mos
Golf Course             $1 - $20                 1.40x                    70%                 84 - 120 Mos                300 Mos
---------------- ----------------------- ----------------------- ----------------------- ----------------------- -------------------

PARTICIPANTS

CAPITAL LEASE FUNDING, L.P. is a Loan Seller and a New York-based commercial mortgage lender specializing in financing commercial real estate leased under long-term net leases to corporate tenants who are, or whose obligations under such leases are guaranteed by, corporations whose credit is Investment Grade or carries an Internal Private Classification. CLF financed more than $129 million of Credit Leases through a capital markets transaction in January 1997.

LEXINGTON INSURANCE COMPANY ("Lexington") issues non-cancelable Lease Enhancement Insurance Policies which provide for monthly debt service payments or full Loan prepayment, at par, in the event of rent abatement or termination, respectively, following a condemnation or casualty event. Lexington is a subsidiary of AIG. The financial strength of Lexington has been rated "AAA" by S&P.

COLUMBIA INSURANCE COMPANY ("Columbia") is the Extended Amortization Insurance Policy Provider. Columbia issues non-cancelable insurance policies which insure the performance of CTL loans that are scheduled to amortize beyond the initial term of the related Credit Lease. Columbia is a subsidiary of Berkshire Hathaway, Inc. and carries a financial strength rating of "AAA" from S&P.

LASALLE   NATIONAL   BANK   ("LaSalle")   is   the   Trustee.   LaSalle   is   a
nationally-chartered bank with principal offices in Chicago, Illinois. LaSalle is rated "AA-" by S&P.

ABN AMRO BANK N.V., ("ABN") is the Fiscal Agent. ABN is based in the Netherlands and is the corporate parent of LaSalle. ABN is rated "AA" by S&P.

CONFIDENTIAL


NATIONSLINK FUNDING CORPORATION
COMMERCIAL LOAN
PASS-THROUGH CERTIFICATES
SERIES 1999-LTL-1
$493,000,000 (APPROXIMATE)



FIRST QUARTER 1999

NOTICE TO RECIPIENTS


     This material is being provided to you by NationsBanc Montgomery Securities LLC ("NMS") for your private information only, and relates only to certain credit lease-backed and long term conduit real estate mortgage loans (the "Loans"). Although this material is based on information NMS considers reliable, neither NMS nor any of their affiliates make any representation that it is accurate or complete, and it should not be relied upon as such. Information contained in this material is current as of the date appearing on this material only. The information contained in this material may be based on assumptions regarding market conditions and other matters reflected herein. Neither NMS nor any of their affiliates make any representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.

     By accepting this material, you agree that you will not distribute or provide this material to any other person. You are encouraged to conduct your own due diligence with respect to the Loans, and reference is made to such actual loan documents for the terms and conditions of such Loans. Neither NMS nor any of their affiliates is soliciting action from you based upon this material.

     This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. In the event any of the Loans described in this material are actually securitized, the securities backed by such Loans will be offered to you, if at all, only pursuant to a final public prospectus or private placement memorandum and, in such event, any information in this material will be superseded in its entirety by the information contained in such final prospectus or memorandum. You are urged to read any such final prospectus or memorandum in its entirety prior to making any investment decision with regard to securities that may be backed by such Loans.

DEAL SUMMARY

DEAL OVERVIEW

o NationsBanc Montgomery Securities LLC ("NMS") will act as lead manager in a securitization of approximately 110 credit leased backed commercial mortgage loans, with a projected aggregate principal cutoff balance of $385,000,000 and 18 long term conduit commercial mortgage loans, with an aggregate principal cutoff balance of $108,000,000 as of February 1, 1999 (the "Cut-off Date"). It is further expected that this transaction will settle in early 1999.

o The credit tenant lease loans ("CTL Loans") for this transaction were originated and underwritten by Capital Lease Funding, L.P. (CLF) and NationsBank, N.A. ("NationsBank") and are being contributed by CLF, and the conduit mortgage loans are being contributed by NationsBank. Each mortgage loan seller will make representations and bear all repurchase obligations with regard to its loans only.

o Collateral tables appearing in this package set forth anticipated characteristics of all Loans expected to be included in this transaction in the aggregate, and separately for CLF (Credit Lease) loans, and NationsBank (Long Term Conduit) loans.

PRELIMINARY PROFORMA STRUCTURE DESCRIPTION

                                                                           PRINCIPAL               EXPECTED
            EXPECTED    APPROXIMATE   APPROXIMATE    CREDIT     EXPECTED   REPAYMENT    EXPECTED    DOLLAR
  CLASS      RATING     CLASS SIZE     % OF TOTAL    SUPPORT      WAL*      WINDOW*      COUPON     PRICE
            S&P/DCR

   A-1      AAA/AAA       $70,000,000    14.3%        19.5%        3.0       1 - 66       TBD        TBD
   A-2      AAA/AAA       194,000,000    39.4         19.5        10.0      66 - 163      TBD        TBD
   A-3      AAA/AAA       132,000,000    26.8         19.5        15.3     163 - 209      TBD        TBD
   I/O      AAA/AAA       493,000,000                 19.5        12.4                    TBD        TBD
    B        AA/AA         26,000,000     5.3         14.3        17.8     209 - 219      TBD        TBD
    C         A/A          21,000,000     4.3         10.0        18.7     219 - 231      TBD        TBD
    D        BBB/NR        31,000,000     6.3          3.8        20.7     231 - 267      TBD        TBD
    E        BB/NR         11,000,000     2.3          1.5        22.7     267 - 279      TBD        TBD
    F         B/NR          4,000,000      .8           .8        23.5     279 - 285      TBD        TBD
    G          UR           4,000,000      .8                     24.2     285 - 300      TBD        TBD
 TOTAL/WA                $493,000,000   100.0%       100.0%


* Assumes 0% CPR


o Principal payments will be applied to each class entitled thereto on a sequential basis.

SECURITIES DESCRIPTION

TRANSACTION:        NationsLink  Funding  Corporation  Long Term Commercial Loan
                    Pass-Through Certificates;

TYPE OF OFFERING:   Public  Bond  Offering on  Certificates  rated AA and above,
                    Private   Placement   with   resale   under  Rule  144A  for
                    Certificates rated below AA;

CUT-OFF DATE:       February 1, 1999;

TAX ELECTION:       REMIC;

BOND COUPONS:       TBD;

INTEREST
CALCULATION:        30/360 basis;

LOSSES: Any losses will be applied to the most subordinate class of Certificates then outstanding.

PARTICIPANTS

DEPOSITOR:          NationsLink Funding Corporation;

LOAN SELLERS:       Capital Lease Funding, L. P., and NationsBank, N.A.;

PLACEMENT AGENT:    NationsBanc Montgomery Securities LLC;

SERVICER:           Midland Loan Services, Inc.

SPECIAL SERVICER:   Midland Loan Services, Inc.

TRUSTEE:            LaSalle   National  Bank,   which  also  serves  as  back-up
                    servicer;

FISCAL AGENT:       ABN AMRO Bank N.V.;

LEASE ENHANCEMENT
INSURANCE POLICY
PROVIDER:           Lexington Insurance Company (AAA rated subsidiary of AIG)

EXTENDED
AMORTIZATION
INSURANCE POLICY
PROVIDER:           Columbia   Insurance   Company  (AAA  rated   subsidiary  of
                    Berkshire Hathaway)

LOAN POOL SUMMARY - CREDIT LEASE


Capital Lease Funding, L.P. is a New York-based lender specializing in originating, underwriting, pooling and financing commercial properties which are long-term net leased to credit tenants. Such credit tenants generally have a long-term credit rating from S&P of BBB- or better or carry an Internal Private Classification of at least BBB- or better from each of S&P and Duff & Phelps Credit Rating Company. CLF has on a selective basis financed properties having credit tenants with long term credit ratings from S&P or Internal Private Classifications of BB- or better, and the pool contains four such loans.

CLF pioneered the enhancement of net leases with credit tenants to bond type status. CLF's enhancement mechanisms and underwriting methods have become the de facto rating agency and industry standards for these types of loans. It securitized the first multi-credit tenant mortgage pool collateralized by both bond and bond-type credit tenant leases in February 1997. The $130MM pool for that transaction included 13 investment grade tenants (rated BBB- or better) and 30 loans, has had no delinquencies or defaults to date. Since 1997, CLF has financed or committed to finance over $850MM of credit tenant loans ("CTL") with over 40 credit tenants and has had no defaults to date. All CLF loans are originated and centrally underwritten by a team of credit lease finance specialists.

Through its lease enhancement programs, CLF is able to mitigate real estate event risks in triple and double net leases to ensure that the rent stream which provides the cash flow for debt service and loan amortization is uninterrupted by certain real estate or borrower related events.

CLF utilizes a broad array of enhancement mechanisms, including reserves, recourse provisions, specialized insurance with AAA- rated companies and backstop servicing with AA- rated (minimum) companies, to mitigate specific event risks and ensure performance of certain borrower/landlord obligations.

With the exception of eight loans which have an approximate total cutoff balance $57,000,000 which represent 14.8% of the credit lease loans and 11.6% of all loans in the securitization, all of the Credit Lease Loans fully amortize over the initial term of the associated credit lease. Any loan structured with an amortization that exceeds the lease term is insured pursuant to a specialized insurance policy provided by Columbia Insurance Company which insures payment of principal and interest on the loan (or prepayment with yield maintenance up to 5%) in the event of a tenant non-renewal and subsequent borrower default.

The underlying mortgaged properties are generally of new construction and are stand alone.

The weighted average credit rating of the tenants or guarantors securing the CTL Loans is "A-".

Over half of the leases relating to the CTL loans are guaranteed by a guarantor in the Retail Drug, Retail Grocery, Food Service or Energy sector.

The top five credit tenants in terms of pool concentration are all public corporations with long term credit ratings from S&P of BBB+, A, A, AA- and A, respectively.

o All numerical information provided herein with respect to the Loans is provided on an approximate basis and is based on characteristics of the Loans estimated as of the Cut-Off Date.

SUMMARY CHARACTERISTICS

--------------------------------------------------------------------------------
GENERAL

POOL BALANCE                                            $385,000,000

AVERAGE LOAN BALANCE                                    $3,500,000
AVERAGE TENANT/GUARANTOR RATING                         A-

WTD. AVG. GROSS COUPON                                  7.46%

WTD. AVG. ORIGINAL TERM TO MATURITY                     20 Years 7 Months

WTD. AVG. REMAINING TERM TO MATURITY                    19 Years 5 Months

WTD. AVG. ORIGINAL AMORTIZATION TERM                    20 Years 7 Months

WTD. AVG. REMAINING AMORTIZATION TERM                   19 Years 5 Months

WTD. AVG. DEBT SERVICE COVERAGE                         1.05x

WTD. AVG. LOAN-TO-LEASED FEE VALUE                      85.2%

WTD. AVG. LOAN-TO-DARK VALUE                            113.5%
--------------------------------------------------------------------------------

GUARANTOR / TENANT

                                             NUMBER   BALANCE      % OF      % OF       WTD.     WTD. AVG.     WTD.
                                  CREDIT       OF      AS OF      CREDIT   TOTAL POOL   AVG.  LOAN-TO-LEASED   AVG.
TENANT / GUARANTOR                RATING*    LOANS    CUT-OFF     LEASE     BALANCE    CUTOFF   FEE VALUE     GROSS
                                                       DATE        POOL                 DSC                  COUPON
                                                      (000'S)    BALANCE
---------------------------------------------------------------------------------------------------------------------
Rite Aid Corporation               BBB+       21    $37,000,000    9.6%      7.5%      1.07x     80.65%      7.58%
CVS Corporation                      A        16     35,000,000    9.2       7.2       1.07      84.18       7.62
Koninklijke Ahold, N.V.              A         4     32,000,000    8.3       6.5       1.10      86.10       7.36
Home Depot U.S.A., Inc.(1)          AA-        3     25,000,000    6.6       5.2       1.00      92.87       7.44
Eckerd Corporation                   A        12     25,000,000    6.5       5.1       1.04      89.43       7.37
Walgreen Co.                        A+         8     24,000,000    6.1       4.8       1.06      82.60       7.11
Circuit City Stores, Inc.          IPC-2       3     20,000,000    5.3       4.1       1.05      86.48       8.04
CareGroup, Inc.                      A         1     20,000,000    5.2       4.0       1.03      84.45       7.25
Blue Cross and Blue Shield of        A         1     20,000,000    5.1       4.0       1.00      75.60       7.98
  Texas, Inc.
Wal-Mart Stores, Inc.               AA         2     19,000,000    4.9       3.8       1.01      93.12       7.04
Food Lion, Inc.                     A-         3     17,000,000    4.5       3.5       1.00      101.60      6.76
Georgia Baptist Health Care        IPC-1       1     12,000,000    3.1       2.4       1.00      89.68       8.16
  System, Inc.
KeyBank National Association         A         1     11,000,000    2.8       2.2       1.01      75.86       7.25
The Pep Boys - Manny, Moe &        BBB-        5     10,000,000    2.5       1.9       1.01      89.85       7.52
  Jack
John H. Harland Company            IPC-1       1      9,000,000    2.5       1.9       1.03      90.21       8.03
Wegmans Food Markets, Inc.          A-         1      8,000,000    2.1       1.7       1.00      81.17       7.50
McDonald's Corporation              AA         5      6,000,000    1.4       1.1       1.01      75.15       7.24
The TJX Companies, Inc.             A-         1      6,000,000    1.4       1.1       1.05      73.47       7.58
MedPartners, Inc.                   BB-        1      5,000,000    1.4       1.1       1.00      77.29       7.48
Riggs Bank, N.A.                    BBB        1      5,000,000    1.4       1.1       1.01      84.70       7.28
Hanson North America, Inc. (1)       A         1      5,000,000    1.4       1.1       1.04      94.54       7.47
WellPoint Health Networks, Inc.    BBB+        1      5,000,000    1.2       0.9       1.00      76.90       6.73
State of New Jersey                 AA+        1      4,000,000    1.0       0.8       1.69      72.94       7.54
Tandy Corporation                   A-         1      4,000,000    1.0       0.8       1.03      67.03       7.50
Amoco Oil Company                   AA+        3      3,000,000    0.9       0.7       1.01      89.93       7.13
American Drug Stores, Inc.(1)      BBB+        1      3,000,000    0.8       0.6       1.04      87.31       7.31
Bridgestone/Firestone, Inc.        IPC-1       2      2,000,000    0.6       0.5       1.08      84.38       7.93
Exxon Corporation                   AAA        2      2,000,000    0.6       0.4       1.00      75.00       7.41
The Chase Manhattan Bank            AA-        1      2,000,000    0.5       0.4       1.10      69.39       7.40
Hannaford Bros. Co.                IPC-1       1      2,000,000    0.4       0.4       1.00      78.08       7.48
Boston Gas Company                   A         1      1,000,000    0.4       0.3       1.13      66.81       7.29
Sears, Roebuck & Co.                A-         1      1,000,000    0.3       0.3       1.00      87.25       7.06
Mobil Oil Corporation               AA         1      1,000,000    0.3       0.3       1.00      74.35       6.95
NationsBank, N.A.                   AA-        1      1,000,000    0.3       0.2       1.00      86.33       6.86
United States Postal Service       IPC-1       1      1,000,000    0.2       0.2       1.08      83.54       7.17
---------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        110  $385,000,000  100.0%     78.1%      1.05x     85.15%      7.46%
---------------------------------------------------------------------------------------------------------------------


* S&P Long Term Rating, "IPC" denotes an Internal Private Classification indicating credit which meets parameters consistent with a rating "BBB-" or better for "IPC-1", and BB- or better for "IPC-2".

(1) The rating shown is the rating of the parent company. Home Depot, Inc., Hanson PLC and American Stores Co., respectively.

GUARANTOR / TENANT PRIMARY INDUSTRY


                                 NUMBER   BALANCE AS      % OF         % OF       WTD. AVG.    WTD. AVG.    WTD. AVG.
                                   OF     OF CUT-OFF     CREDIT     TOTAL POOL     CUTOFF   LOAN-TO-LEASED    GROSS
PRIMARY INDUSTRY                 LOANS       DATE      LEASE POOL     BALANCE       DSC        FEE VALUE     COUPON
                                           (000'S)      BALANCE
-----------------------------------------------------------------------------------------------------------------------
Retail Drug                       58     $124,000,000     32.3%        25.2%        1.06x        83.97%       7.45%
Healthcare Services                5       62,000,000     16.0         12.5         1.01         81.46        7.64
Retail Grocery                     9       59,000,000     15.4         12.0         1.05         89.73        7.20
Retail Building Materials          4       31,000,000      8.0          6.2         1.01         93.16        7.44
Retail Electronics                 4       24,000,000      6.3          4.9         1.05         83.45        7.96
Banking                            4       19,000,000      5.0          3.9         1.02         78.32        7.25
Retail Discount & General          2       19,000,000      4.9          3.8         1.01         93.12        7.04
  Merchandise
Automotive                         7       12,000,000      3.1          2.4         1.02         88.82        7.59
Printing                           1        9,000,000      2.5          1.9         1.03         90.21        8.03
Energy                             7        8,000,000      2.8          1.7         1.03         79.66        7.20
Food Service                       5        6,000,000      1.4          1.1         1.01         75.15        7.24
Retail Apparel                     1        6,000,000      1.4          1.1         1.05         73.47        7.58
Government                         1        4,000,000      1.0          0.8         1.69         72.94        7.54
Department Stores                  1        1,000,000      0.4          0.3         1.00         87.25        7.06
Post Office                        1        1,000,000      0.2          0.2         1.08         83.54        7.17
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE           110     $385,000,000    100.0%        78.1%        1.05x        85.15%       7.46%
-----------------------------------------------------------------------------------------------------------------------


GUARANTOR / TENANT CREDIT RATING*


                          NUMBER   BALANCE AS    % OF    CUMULATIVE     % OF     WTD. AVG.   WTD. AVG.    WTD. AVG.
                            OF     OF CUT-OFF    CREDIT  OF CREDIT    TOTAL POOL   CUTOFF  LOAN-TO-LEASED  GROSS
CREDIT RATING              LOANS      DATE       LEASE      POOL       BALANCE      DSC      FEE VALUE     COUPON
                                     (000'S)     POOL      BALANCE
                                                BALANCE
--------------------------------------------------------------------------------------------------------------------
          AAA                2       2,000,000    0.6%       0.6%        0.4%      1.00x       75.00%       7.41%
          AA+                4       7,000,000    1.9        2.5         1.5       1.37        80.93        7.35
           AA                8      26,000,000    6.7        9.1         5.2       1.01        88.26        7.08
          AA-                5      29,000,000    7.4       16.6         5.8       1.01        90.94        7.41
           A+                8      24,000,000    6.1       22.7         4.8       1.06        82.60        7.11
           A                37     150,000,000   38.8       61.5        30.3       1.05        83.99        7.49
           A-                7      36,000,000    9.4       70.9         7.4       1.01        88.55        7.14
          BBB+              23      45,000,000   11.6       82.5         9.1       1.06        80.73        7.47
          BBB                1       5,000,000    1.4       83.9         1.1       1.01        84.70        7.28
          BBB-               5      10,000,000    2.5       86.4         2.0       1.01        89.85        7.52
          BB-                1       5,000,000    1.4       87.8         1.1       1.00        77.29        7.48
         IPC-1               6      26,000,000    6.6       94.7         5.4       1.02        88.45        8.02
         IPC-2               3      20,000,000    5.3      100.0         4.2       1.05        86.48        8.04

--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     110    $385,000,000  100.0%     100.0%       78.1%      1.05x       85.15%       7.46%
--------------------------------------------------------------------------------------------------------------------


* S&P Long Term Rating, "IPC" denotes an Internal Private Classification indicating credit which meets parameters consistent with a rating "BBB-" or better for "IPC-1", and BB- or better for "IPC-2".

LEASE TYPE


                           NUMBER    BALANCE AS    % OF    CUMULATIVE     % OF     WTD. AVG.   WTD. AVG.     WTD. AVG.
                             OF      OF CUT-OFF   CREDIT     % OF      TOTAL POOL   CUTOFF   LOAN-TO-LEASED   GROSS
LEASE TYPE                 LOANS    DATE (000'S)  LEASE      POOL        BALANCE      DSC      FEE VALUE      COUPON
                                                   POOL     BALANCE
                                                 BALANCE
----------------------------------------------------------------------------------------------------------------------
          Bond               9       $86,000,000    22.3%     22.3%       17.4%       1.01x       92.34%       7.48%
          NNN               42       158,000,000    41.1      63.4        32.1        1.04        85.04        7.41
           NN               59       141,000,000    36.6      100.0       28.6        1.08        80.89        7.50
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     110      $385,000,000   100.0%     100.0%      78.1%       1.05x       85.15%       7.46%
----------------------------------------------------------------------------------------------------------------------


* All Credit Leases are either Bond-Type or have been enhanced to Bond-Type status.

BALANCE AT CUT-OFF DATE


                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.     WTD. AVG.     WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL      CUTOFF     LOAN-TO-LEASED    GROSS
LOAN BALANCE                LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC        FEE VALUE       COUPON
                                                     BALANCE
------------------------------------------------------------------------------------------------------------------------
        $0 to $999,999        7       $6,000,000        1.6%         1.3%         1.03x          80.14%        7.43%
$1,000,000 to $1,499,999     26       34,000,000        8.9          6.9          1.06           79.77         7.37
$1,500,000 to $1,999,999     19       33,000,000        8.5          6.7          1.07           82.43         7.56
$2,000,000 to $2,499,999     16       35,000,000        9.1          7.1          1.08           84.23         7.51
$2,500,000 to $2,999,999      7       19,000,000        4.8          3.8          1.03           83.43         7.69
$3,000,000 to $3,499,999      4       13,000,000        3.3          2.6          1.04           88.72         7.07
$3,500,000 to $3,999,999      4       15,000,000        3.9          3.1          1.23           74.21         7.51
$4,000,000 to $4,999,999      5       23,000,000        6.0          4.7          1.01           88.25         7.09
$5,000,000 to $5,999,999      8       44,000,000       11.4          8.9          1.04           86.51         7.38
$6,000,000 to $6,999,999      1        6,000,000        1.7          1.3          1.00          101.73         6.76
$8,000,000 to $8,999,999      3       25,000,000        6.4          5.0          1.01           88.29         7.25
$9,000,000 to $9,999,999      1        9,000,000        2.5          1.9          1.03           90.21         8.03
$10,000,000 to $14,999,999    6       67,000,000       17.5         13.6          1.03           87.99         7.57
$15,000,000 to $19,999,999    3       55,000,000       14.4         11.2          1.01           83.95         7.57

------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      110     $385,000,000      100.0%        78.1%         1.05x          85.15%        7.46%
------------------------------------------------------------------------------------------------------------------------


* The average balance as of the Cut-Off Date is $3,500,000

GROSS COUPON RATE


                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL      CUTOFF   LOAN-TO-LEASED    GROSS
GROSS COUPON RATE           LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
                                                     BALANCE
----------------------------------------------------------------------------------------------------------------------
    6.500% to 6.749%           1       $5,000,000      1.2%          0.9%        1.00x        76.90%        6.73%
    6.750% to 6.999%          14       49,000,000     12.7           9.9         1.02         92.27         6.85
    7.000% to 7.249%          15       49,000,000     12.7           9.9         1.05         88.59         7.10
    7.250% to 7.499%          29      118,000,000     30.7          24.0         1.03         86.58         7.36
    7.500% to 7.749%          23       57,000,000     14.7          11.5         1.11         77.79         7.58
    7.750% to 7.999%          21       65,000,000     16.9          13.2         1.04         80.36         7.87
    8.000% to 8.249%           7       43,000,000     11.1           8.7         1.04         87.04         8.10
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       110     $385,000,000    100.0%         78.1%        1.05x        85.15%        7.46%
----------------------------------------------------------------------------------------------------------------------


* The weighted average gross coupon rate as of the Cut-Off Date is 7.46%

ORIGINAL TERM TO MATURITY


                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL      CUTOFF   LOAN-TO-LEASED    GROSS
ORIGINAL TERM TO            LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
MATURITY                                             BALANCE
----------------------------------------------------------------------------------------------------------------------
   120 to 179 months         11        42,000,000     11.0%         8.6%         1.08x        73.54%        7.32%
   180 to 239 months         66       174,000,000     45.2         35.3          1.05         82.28         7.52
   240 to 299 months         21       113,000,000     29.3         22.8          1.05         88.16         7.52
----------------------------------------------------------------------------------------------------------------------
   300 to 360 months         12        56,000,000     14.6         11.4          1.01         96.70         7.25
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      110      $385,000,000    100.0%        78.1%         1.05x        85.15%        7.46%
----------------------------------------------------------------------------------------------------------------------


* The weighted average original term to maturity as of the Cut-Off Date is 247 months.

REMAINING TERM TO MATURITY


                            NUMBER     BALANCE AS      % OF         % OF      WTD. AVG.      WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL    CUTOFF     LOAN-TO-LEASED    GROSS
REMAINING TERM TO           LOANS     DATE (000'S)  LEASE POOL     BALANCE       DSC         FEE VALUE      COUPON
MATURITY                                             BALANCE
----------------------------------------------------------------------------------------------------------------------
    60 to 119 months           1      $11,000,000      2.8%         2.2%        1.01x        75.86%        7.25%
   120 to 179 months          11       33,000,000      8.6          6.7         1.10         72.87         7.35
   180 to 239 months          75      200,000,000     51.8         40.5         1.05         82.58         7.50
   240 to 299 months          22      137,000,000     35.6         27.8         1.03         92.24         7.46
   300 to 360 months           1        5,000,000      1.3          1.0         1.00         94.65         6.98
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       110     $385,000,000    100.0%        78.1%        1.05x        85.15%        7.46%
----------------------------------------------------------------------------------------------------------------------


* The weighted average remaining term to maturity as of the Cut-Off Date is 233 months.


LOAN-TO-LEASED FEE VALUE


                              NUMBER     BALANCE AS      % OF         % OF       WTD. AVG.    WTD. AVG.    WTD. AVG.
                                OF       OF CUT-OFF     CREDIT     TOTAL POOL     CUTOFF   LOAN-TO-LEASED    GROSS
LOAN-TO-LEASED FEE VALUE      LOANS     DATE (000'S)  LEASE POOL    BALANCE         DSC       FEE VALUE      COUPON
                                                       BALANCE
-----------------------------------------------------------------------------------------------------------------------
      45.0% to 49.9%             1       $1,000,000      0.3%         0.2%        1.06x        45.28%        7.57%
      50.0% to 54.9%             1        1,000,000      0.3          0.2         1.00         52.18         7.12
      60.0% to 64.9%             1        1,000,000      0.3          0.3         1.37         64.12         7.29
      65.0% to 69.9%             7       15,000,000      4.0          3.1         1.13         68.00         7.58
      70.0% to 74.9%             7       21,000,000      5.6          4.4         1.21         72.58         7.59
      75.0% to 79.9%            18       77,000,000     19.9         15.6         1.05         77.03         7.55
      80.0% to 84.9%            29       80,000,000     20.7         16.2         1.04         82.94         7.41
      85.0% to 89.9%            22       76,000,000     19.8         15.5         1.02         87.99         7.62
      90.0% to 94.9%            10       44,000,000     11.5          9.0         1.01         92.77         7.53
      95.0% to 99.9%            11       50,000,000     13.1         10.2         1.01         96.90         7.24
     100.0% to 109.9%            3       17,000,000      4.5          3.5         1.00        101.60         6.76

TOTAL/WEIGHTED AVERAGE         110     $385,000,000    100.0%        78.1%        1.05x        85.15%        7.46%
-----------------------------------------------------------------------------------------------------------------------


* The weighted average loan-to-leased fee value as of the Cut-Off Date is 87.27%

LOAN-TO-DARK VALUE


                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL      CUTOFF   LOAN-TO-LEASED    GROSS
LOAN-TO-DARK VALUE          LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
                                                     BALANCE
----------------------------------------------------------------------------------------------------------------------
     Less than 75%             6       $9,000,000      2.4%         1.9%          1.01x       82.65%        7.39%
     75.0% to 99.9%           14       60,000,000     15.5         12.1           1.04        81.47         7.50
    100.0% to 109.9%          24       75,000,000     19.6         15.3           1.04        81.13         7.55
    110.0% to 119.9%          32      111,000,000     28.8         22.5           1.09        83.37         7.56
    120.0% to 129.9%          12       57,000,000     14.9         11.7           1.03        86.27         7.40
    130.0% to 139.9%          13       39,000,000     10.1          7.9           1.02        93.10         7.38
    140.0% to 149.9%           6       16,000,000      4.1          3.2           1.02        95.18         7.05
    150.0% to 159.9%           2       12,000,000      3.2          2.5           1.00       101.81         6.76
    160.0% to 169.9%           1        5,000,000      1.4          1.1           1.04        94.54         7.47
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       110     $385,000,000    100.0%        78.1%          1.05x       85.15%        7.46%
----------------------------------------------------------------------------------------------------------------------


* The weighted average loan-to-dark value as of the Cut-Off Date is 114.26%

DEBT SERVICE COVERAGE


                            NUMBER     BALANCE AS      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                              OF       OF CUT-OFF     CREDIT     TOTAL POOL      CUTOFF   LOAN-TO-LEASED    GROSS
DEBT SERVICE COVERAGE       LOANS     DATE (000'S)  LEASE POOL     BALANCE         DSC       FEE VALUE      COUPON
                                                     BALANCE
----------------------------------------------------------------------------------------------------------------------
    1.000x to 1.099x         37      $170,000,000     44.2%         34.5%        1.00x        89.30%        7.46%
    1.010x to 1.019x          3        24,000,000      6.3           5.0         1.01         81.95         7.14
    1.030x to 1.039x         12        58,000,000     15.2          11.8         1.03         85.96         7.50
    1.040x to 1.049x         11        29,000,000      7.7           6.0         1.04         86.55         7.41
    1.050x to 1.059x          4        10,000,000      2.6           2.0         1.05         78.88         7.49
    1.060x to 1.069x         10        20,000,000      5.1           4.0         1.06         80.51         7.61
    1.070x to 1.079x         12        20,000,000      5.3           4.2         1.07         82.08         7.49
    1.080x to 1.089x          5         7,000,000      1.8           1.4         1.08         80.78         7.54
    1.090x to 1.099x          2         3,000,000      0.7           0.5         1.09         79.22         7.98
    1.100x to 1.199x          9        32,000,000      8.4           6.6         1.16         76.12         7.39
    1.200x to 1.499x          4         7,000,000      1.8           1.4         1.34         68.59         7.77
    1.600x to 1.699x          1         4,000,000      1.0           0.8         1.69         72.94         7.54
---------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      110      $385,000,000    100.0%         78.1%        1.05x        85.15%        7.46%
----------------------------------------------------------------------------------------------------------------------


* Debt service coverage is the ratio of the current net rents as of the cutoff date to current monthly total debt service during as of the cutoff date. Current net rents are calculated by deducting current loan-level reserves as of the cutoff date and current ground rents as of the cutoff date, if any, from current gross rents.

* The weighted average debt service coverage as of the Cut-Off Date is 1.05x

ORIGINATION

COMPANY: CLF developed the proprietary Hybrid Corporate Bond Lease Program (the "Program"), in addition to related products, for the express purpose of providing credit based financing to owners of single tenant properties net leased pursuant to Credit Leases.

TENANTS: All tenants or their respective Credit Lease guarantors are Investment Grade or have received an Internal Private Classification of at least BBB- from each of S&P and Duff with the exception of Circuit City Stores, Inc. and MedPartners, Inc. Circuit City has an Internal Private Classification indicating credit with characteristics consistent with a rating of "BB-" or better. MedPartners has a long-term credit rating from S&P of BB-. The average corporate unsecured debt rating for the CLF loans in the pool is "A-".

                    All corporate credit tenants, particularly those rated BBB and below, are independently underwritten by CLF as to their rating trends (up or down), industry trends, and market position.

LOAN

               o UNDERWRITING: CLF's loan underwriting is centralized to ensure consistent quality and involves in-depth analysis by both internal and external specialists of the corporate credit being financed, the quality of the lease, and value of the underlying real estate on both a leased fee and "as dark" basis. CLF's due diligence typically includes a credit evaluation, a legal analysis of each lease, an assessment of condemnation and casualty risks, reviews of landlord obligations, reviews of third-party reports (environmental, engineering, appraisal), residual risk exposure (for extended amortization loans) , borrower structure, reviews of loan closing documents, and confirmation with applicable rating agencies of each tenant's credit rating.

LOAN COLLATERAL AND BORROWER STRUCTURE

LOAN TERMS:         All mortgage loans (with one exception) are fully-amortizing either before or, co-terminus with the primary term, or in some cases the first renewal period, of the related Credit
                    Lease.

CALL PROTECTION:    Generally,   eight  years  of  lockout   followed  by  yield
                    maintenance, flat to Treasuries, for the balance of the mortgage loan term.

SECURITY:           All mortgage loans are secured by:

                    o    lock box assignments of leases and rents;

                    o first mortgages on fee or leasehold interests in the related premises; and

                    o a security interest in funds on deposit in reserve accounts.

BORROWER TYPE:      Generally  special-purpose  entities organized in accordance with standard rating agency criteria. Bankruptcy-remote opinions are generally required at origination for all mortgage loans of more than $5,000,000 (and for all mortgage loans made to borrowers/landlords with aggregate Program debt of more than $5,000,000).

LEASE STRUCTURE

QUALIFIED LEASES:   Only Credit Leases of the types listed and  described  below are eligible for financing under the Program and are included in the Pool.

                    o Bond-Type. The tenant does not have termination or abatement rights pursuant to the Credit Lease absent a termination payment that is sufficient to fully prepay the related loan.

                    o Triple Net. The tenant may terminate the Credit Lease or abate rent following a defined condemnation or casualty event, but generally for no other reason.

                    o Double Net. The tenant may terminate the Credit Lease or abate rent following a defined condemnation or casualty, or following borrower/landlord default with respect to certain obligations (primarily maintenance and repairs) under the Credit Lease.

LEASE ENHANCEMENT MECHANISMS

CLF UTILIZES AN INTEGRATED PROGRAM OF CREDIT LEASE ENHANCEMENT MECHANISMS TO CREATE A HYBRID CORPORATE BOND BY ENSURING THAT THERE ARE NO INTERRUPTIONS IN THE CORPORATE CREDIT TENANT'S RENTAL STREAM DUE TO REAL ESTATE RELATED EVENTS.


LEASE ENHANCEMENT Non-cancelable insurance policies have been issued by the INSURANCE POLICIES: Lease Enhancement Insurance Policy Provider for triple net and double net  leases.  In the event a tenant  exercises  a termination or abatement  right  following a condemnation or casualty  event,  the  Lease  Enhancement  Insurance  Policy
                    Provider   will  either  (i)  make  a  cash   payment  as  a
                    replacement for any lost monthly rent or (ii) fully prepay the mortgage loan, at par.

LEASE SUPPORT       In the event of  borrower/landlord  default  with respect to
ACTIONS:            obligations  under the Credit Lease, the Servicer or Special
                    Servicer,  as  applicable,  will  use its  best  efforts  to
                    satisfy  those   obligations  to  prevent  the  tenant  from
                    exercising  its  termination  or  abatement  rights.   Lease
                    Support  Actions  may  include,  but  are  not  limited  to,
                    performance   of  required   maintenance   and  repairs  and
                    initiation and maintenance of appropriate legal actions. The
                    Servicer and Special Servicer have access to reserve account funds and, when necessary, are obligated to advance their own funds (subject to recoverability) and are prohibited from foreclosure until the Servicer advances exceed 60% of the dark value of the property.

BORROWER RESERVE    Reserve  accounts are  established  based on an  engineering
ACCOUNTS:           survey by CLF selected professional  third-party engineering consultants and funded on a monthly basis for mortgage loans relating  to double net leases  with  quantifiable  landlord
                    obligations.   The  deposits  to  these  accounts  generally
                    provide at least 125% of the anticipated, inflation-adjusted costs of maintenance, repair and replacement to the related premises as they occur. In addition, double net leases are generally underwritten with debt service coverage in excess of that required or reserves and principal and interest payments.

EXPENSE RESERVE     CLF provides for a trust-level account to be established and
ACCOUNT:            funded on a monthly basis. The deposits made thereto will be
                    available  for  Lease  Support   Actions,   trust  expenses,
                    recoverable   and   non-recoverable   advances,   prepayment
                    interest  shortfalls and credit support.  Unless drawn upon, the Expense Reserve Account will grow to approximately  $2.4
                    million   over   the   life  of  the   transaction   without
                    consideration of reinvestment income.

LEASE ENHANCEMENT SUMMARY


                TERMINATION OR ABATEMENT
LEASE TYPE               EVENT                        MITIGANT                     LEASE AS ENHANCED
---------------------------------------------------------------------------------------------------------
Bond-Type      None                        Not applicable                         Not applicable

Triple Net*    Condemnation or casualty    Non-cancelable insurance policy        Bond-Type Equivalent
                                           with AAA-rated insurer

Double Net*    (1) Condemnation or         (1) Non-cancelable insurance           Bond-Type Equivalent
                   casualty                    policy with AAA-rated insurer
               (3) Maintenance/repair      (3) Escrows equal to 125% of
                   provision violation         consultant's estimate for
                                               maintenance/repairs
---------------------------------------------------------------------------------------------------------


* Any Triple Net and Double Net Leases that contain lease provisions other than casualty or condemnation that could lead to a tenant's right to terminate the lease or abate rent thereunder have the protection provided by the Servicer's Lease Support Actions and the AA rated backstop thereto.

EXTENDED AMORTIZATION MECHANISM

CTL loans that amortize through the first renewal period of the related Credit Lease each receive the benefit of an individual insurance policy issued by the Extended Amortization Insurance Policy Provider. Continued debt service on or repayment of such mortgage loans is thus insured in the event the related tenant elects not to renew their lease.


EXTENDED            Transactions which meet Program  underwriting  standards may
AMORTIZATION        also  be  eligible  for  financing  through  CLF's  Extended
PROGRAMsm LOANS:    Amortization  Program (the  "EAPsm").  With one exception (a balloon mortgage), EAP loans fully amortize either before or co-terminus with the first renewal period of the related
                    Credit Lease.

INSURANCE POLICY:   In order to eliminate the risk of debt service  interruption due to a tenant non-renewal event, a non-cancelable Extended
                    Amortization Insurance Policy is underwritten for each EAP loan.

POLICY PROVIDER:    In the event of (i) non-renewal of the Credit Lease and (ii)
                    borrower/landlord   default  under  the  related  loan,  the
                    Extended  Amortization   Insurance  Policy  Provider  (whose
                    financial  strength  is rated  "AAA" by S&P) must either (a)
                    fully prepay the loan, with yield maintenance  (subject to a
                    5% cap), or (b) make monthly  payments in an amount equal to
                    the  debt   service   payments   due  during  the   extended
                    amortization period.

LOAN APPROVAL AND CLOSING PROCESS

LEASE AND           CTL  loan  approval,  each  Credit  Lease is  reviewed  by a
LOAN REVIEW:        trained CLF  underwriter  using  comprehensive  underwriting guidelines developed through consultation with legal and financial advisors, investors and rating agencies. The
                    Credit Lease is reviewed specifically to identify and quantify, as applicable, the risks associated with tenant termination or abatement rights resulting from condemnation and casualty events and borrower/landlord default with respect to obligations under the Credit Lease.

CREDIT REVIEW:      Each credit is reviewed by experienced  finance  specialists and the ratings confirmed by the rating agencies.

LOAN REVIEW         After an  application  has been  reviewed  and a deposit has
COMMITTEE:          been received, CLF convenes a loan review committee (made up of CLF's senior managers) in order to determine whether or not the transaction meets Program underwriting criteria.
                    Following the completion of due diligence, the loan review committee is reconvened for issuance of ultimate mortgage loan approval or rejection.

APPLICATION AND     Once the application  has been accepted,  full due diligence
DUE DILIGENCE:      is commenced which includes:

                    o the engagement of CLF-approved or CLF-selected third-party valuation and environmental consulting firms and, in the case of double net leases, structural engineering consulting firms;

                    o    a review and summary of Credit  Lease  termination  and
                         abatement    rights    and    respective     mitigating
                         enhancements;

                    o an analysis of the borrower, with electronic background checks;

                    o    a review of title, survey, etc.;

                    o a review of the Credit Lease and related premises by the Lease Enhancement Policy Provider;

                    o a review of the Credit Lease and third-party reports by the Servicer; and

                    o for EAP mortgage loans, a review of the Credit Lease and valuation report by the Extended Amortization Insurance Policy Provider.


CLOSING: CTL loans are closed in accordance with pre-defined Program requirements, including comprehensive borrower/landlord, premises and tenant/guarantor criteria. Standard securitization-oriented documentation is used.

COMPARISON TO LONG-TERM, SENIOR UNSECURED CORPORATE DEBT AND CMBS


     The long-term, senior unsecured debt of a corporation is the unconditional promise of that corporation to make a stream of payments in accordance with the terms of a bond. Typically senior unsecured debt pays interest only on a semi-annual basis with principal returned at maturity. In the event of a bond default, the holders are unsecured and generally recover only against the unsecured assets of the corporation. Like corporate bonds, the loans originated under the Enhanced Lease Program contain the unconditional obligation of the Credit Lease Tenants to make a stream of monthly rental payments, subject only to certain specified real estate related termination or rent abatement rights and subject to the right of the credit tenant reject the lease in the event of bankruptcy. Although corporate bonds do not have the risks associated with the termination or abatement rights that are contained in many of the Credit Leases that back the certificates, the Program substantially reduces or eliminates these real estate related risks. Moreover, unlike long-term, senior unsecured corporate debt, CTL Loans are self-amortizing and secured by first mortgage liens. The combination of amortization and security coupled with the strong financial incentives of the underlying borrower to protect the loan in the event of a credit tenant default provide the possibility of increasing expected recoveries to certificate holders that might otherwise be available to such certificate holders if they held the unsecured corporate bonds of that same corporate credit. CTL loans also have substantial call protection in the form of eight year lock-outs followed by yield maintenance flat to US Treasuries for the duration of the loan.

     The certificates also compare favorably in certain respects to commercial mortgage-backed securities ("CMBS") in terms of credit, prepayment risk and recovery. CMBS pools generally consist of an aggregation of real estate loans. Typically, such real estate loans are underwritten based on the value of the underlying real estate and the strength of the borrower. Amortization periods usually exceed the term of the loan by a significant amount (10 year terms with 25 or 30 year amortization periods) leaving the balance of the loan (up to 70%) to be retired at maturity either by refinancing or from the resources of the borrower. Timeliness of payment and ultimate recovery on real estate loans is affected by many factors including, the financial strength or lack thereof of the borrower, the ability of the borrower to refinance the loan at maturity, the stability of the cash flow from the tenants at the property, the quality of the leases, and the uncertainties of the real estate and economic cycles.

     By comparison to CMBS, the credit quality of the cash flows on all the CTL loans is defined by the credit quality of the generally single tenant subject to the long term lease. The risks to interruptions in credit tenant cash flows (and thus loan payments) is reduced by limiting eligible Credit Lease Tenants to primarily Investment Grade credits, whose financial strength reduces the risk of default over a business cycle as compared with non-investment grade tenants. With the exception of Circuit City and MedPartners, all of the credit tenants in the pool are Investment Grade, and including all the CTL loans, the average credit rating is A-. The Investment Grade credit quality of the credit tenants coupled with the amortizing nature of the credit lease loans and strong call protection insulate the certificate holders from risks of voluntary or involuntary prepayments on the mortgage loans.

CREDIT TENANT LEASE (CTL) LOAN OVERVIEW

o CASH FLOWS: CTL Loans utilize the credit tenant's fixed and predictable rent stream to pay principal and interest. All tenant rent is lock boxed at Midland and applied to debt on the due date as well as to scheduled reserves, if any. The credit tenant pays all property expenses directly or indirectly.

o    CREDIT QUALITY: CTL loan pool has average A- rated credit tenants.

o COLLATERAL: Each CTL loan is collateralized by an absolute assignment of the credit tenant lease and a first mortgage.

o REAL ESTATE RISK: Performance of the loan depends upon the tenant's uninterrupted rent stream. Risk of interruption of the tenant's rent as a result of a real estate related event is eliminated/mitigated by bond or enhanced bond-type leases.

o CALL PROTECTION: Voluntary prepayment is prohibited for eight years and permitted thereafter only with a yield maintenance penalty calculated at flat to U.S. Treasuries.

o AMORTIZATION: Each CTL loan fully amortizes over the term of the underlying credit tenant lease or if not, then the outstanding balance at the end of the tenant's initial lease term is fully insured by a subsidiary of Berkshire Hathaway.

o DEFAULT RISK: S&P static pool cumulative default (default being defined as the first occurrence of a payment default on any financial obligation) studies indicate that default probability after ten years for AA, A, BBB, BB and B credits are 1.00%, 1.76%, 3.71%, 15.07% and 25.55%, respectively.
     Standard & Poor's Credit Week, January 28, 1998.

o EVENT RISK: Both S&P and Moody's default studies clearly show that credit migration (up or down) is almost always a gradual process measured in years. Sudden defaults of investment grade credits are essentially zero. For the very small number of credits that do default, according to S&P the average time from the original rating to default is 7.4, 7.6, 6.6, 5.1, and
     3.7 years for AA, A, BBB, BB and B rated credits, respectively. Standard & Poor's Credit Week, January 28, 1998.

o RECOVERIES: In the unlikely event a credit tenant defaults, potential recoveries on the underlying CTL loan are enhanced by the amortizing nature of the loan, the high quality of the mortgaged real estate, and incentives present for both the tenant to continue to operate the property in case of a bankruptcy and the borrower to protect the loan in the event of a rejection of the lease in bankruptcy by the tenant.

LOAN POOL SUMMARY - LONG TERM CONDUIT

SUMMARY CHARACTERISTICS

--------------------------------------------------------------------------------
DESCRIPTION

INITIAL POOL BALANCE                       $108,000,000

AVERAGE BALANCE AS OF CUT-OFF DATE         $6,000,000

WTD. AVG. UNDERWRITING DSCR(1)             1.38X

WTD. AVG. CUT-OFF DATE LTV RATIO(2)        60.8%

WTD. AVG. MATURITY DATE LTV RATIO(3)       19.6%

WTD. AVG. MORTGAGE RATE                    7.58%

WTD. AVG. ORIGINAL TERM TO MATURITY        17 YEARS 10 MONTHS

WTD. AVG. REMAINING TERM TO MATURITY       16 YEARS 8 MONTHS

WTD. AVG. AGE                              1 YEAR 2 MONTHS

WTD. AVG. ORIGINAL AMORTIZATION TERM       22 YEARS 5 MONTHS

WTD. AVG. REMAINING AMORTIZATION TERM      21 YEARS 3 MONTHS

--------------------------------------------------------------------------------


(1)  Ratio of  underwritten  property  net cash flow to annual debt  service

(2)  Ratio of scheduled balance at Cut-off Date to appraised property value

(3)  Ratio of scheduled balance at maturity to appraised property value

STRATIFICATION TABLES

CUT-OFF DATE BALANCE


                              NUMBER     BALANCE AS       % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
  RANGE OF CUT-OFF DATE    OF MORTGAGE   OF CUT-OFF   CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF     MORTGAGE
         BALANCES             LOANS     DATE (000'S)    BALANCE       BALANCE        DSCR        DATE LTV      RATE
                                                                                                  RATIO
------------------------------------------------------------------------------------------------------------------------
           $0 to $999,999        1       $1,000,000       0.9%         0.2%         1.20x        25.79%       7.13%
 $1,000,000 to $1,999,999        3        5,000,000       4.5          1.0          1.23         75.11        7.58
 $2,000,000 to $2,999,999        5       12,000,000      11.2          2.4          1.29         62.29        7.32
 $3,000,000 to $3,999,999        3       10,000,000       9.2          2.0          1.30         61.37        7.31
 $4,000,000 to $4,999,999        1        5,000,000       4.6          1.0          1.54         55.03        7.43
 $5,000,000 to $7,499,999        3       17,000,000      16.0          3.5          1.20         72.12        7.63
$10,000,000 to $14,999,999       1       14,000,000      13.3          2.9          1.25         74.23        7.21
$35,000,000 to $45,000,000       1       44,000,000      40.3          8.8          1.54         51.23        7.86
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          18     $108,000,000     100.0%        21.9%         1.38x        60.84%       7.58%
------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE


                             NUMBER     BALANCE AS       % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                          OF MORTGAGED  OF CUT-OFF   CONDUIT POOL  TOTAL POOL   UNDERWRITING  CUT-OFF DATE  MORTGAGE
                           PROPERTIES  DATE (000'S)    BALANCE       BALANCE        DSCR       LTV RATIO      RATE
PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------
Retail                         11      $76,000,000       70.6%        15.5%         1.41x        60.49%       7.73%
Office                          2       18,000,000       16.3          3.6          1.28         72.06        7.24
Mobile Home                     4        9,000,000        8.5          1.9          1.21         45.29        7.13
Hotel                           1        5,000,000        4.6          1.0          1.54         55.03        7.43
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18     $108,000,000      100.0%        21.9%         1.38x        60.84%       7.58%
-----------------------------------------------------------------------------------------------------------------------




GEOGRAPHIC DISTRIBUTION


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                          OF MORTGAGE  CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
PROPERTY LOCATION            LOANS       (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
           SC                   1      $44,000,000       40.3%         8.8%         1.54x        51.23%        7.86%
           GA                   1       14,000,000       13.3          2.9          1.25         74.23         7.21
           TX                   3        9,000,000        8.0          1.8          1.29         80.91         7.80
           NC                   3        7,000,000        6.2          1.4          1.28         73.82         7.78
           FL                   1        6,000,000        5.9          1.3          1.12         62.43         7.00
           NM                   1        6,000,000        5.1          1.1          1.25         73.62         7.67
           CT                   2        5,000,000        4.9          1.1          1.21         49.33         7.13
           TN                   1        5,000,000        4.6          1.0          1.54         55.03         7.43
           NH                   2        4,000,000        3.6          0.8          1.21         39.77         7.13
           KS                   1        3,000,000        3.2          0.7          1.28         69.52         7.44
           MD                   1        3,000,000        3.0          0.7          1.40         62.42         7.35
           PA                   1        2,000,000        1.8          0.4          1.25         71.25         7.50
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18     $108,000,000      100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------




MORTGAGE RATE


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                         OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
RANGE OF MORTGAGE RATES     LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
    6.750% - 6.999%           1        $2,000,000        1.9%          0.4%         1.41x        79.24%        6.87%
    7.000% - 7.249%           7        31,000,000       28.8           6.3          1.21         63.45         7.14
    7.250% - 7.499%           4        14,000,000       13.1           2.9          1.42         62.85         7.40
    7.500% - 7.749%           2         7,000,000        6.9           1.5          1.25         73.00         7.63
    7.750% - 7.999%           1        44,000,000       40.3           8.8          1.54         51.23         7.86
    8.000% - 8.499%           3        10,000,000        9.0           2.0          1.24         79.40         8.20
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18     $108,000,000      100.0%         21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------




DSCR (1)


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
                         OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
RANGE OF DSCRS              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
     1.10x - 1.19x            1        $6,000,000        5.9%          1.3%         1.12x        62.43%        7.00%
     1.20x - 1.29x           12        45,000,000       42.0           9.2          1.24         69.03         7.49
     1.35x - 1.39x            1         2,000,000        2.2           0.5          1.38         69.83         7.32
     1.40x - 1.49x            2         5,000,000        4.9           1.1          1.41         68.95         7.16
     1.50x - 1.59x            2        49,000,000       44.9           9.8          1.54         51.62         7.81
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       18      $108,000,000      100.0%         21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------


(1)  Ratio of underwritten property net cash flow to annual debt service

CUT-OFF DATE LTV RATIO (1)


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
 RANGE OF CUT-OFF DATE   OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
          LTVS              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
     0.0% - 29.9%             1        $1,000,000        0.9%          0.2%         1.20x        25.79%        7.13%
    30.0% - 49.9%             2         5,000,000        4.6           1.0          1.21         44.86         7.13
    50.0% - 59.9%             3        52,000,000       47.9          10.5          1.52         51.62         7.77
    60.0% - 64.9%             2        10,000,000        8.9           1.9          1.22         62.43         7.12
    65.0 % - 69.9%            2         6,000,000        5.5           1.2          1.32         69.65         7.39
    70.0% - 74.9%             3        22,000,000       20.3           4.4          1.25         73.81         7.35
    75.0% - 79.9%             4         8,000,000        6.9           1.5          1.28         77.39         7.56
    80.0% - 84.9%             1         5,000,000        5.0           1.1          1.25         82.00         8.32
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       18      $108,000,000     100.0%          21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------


(1)  Ratio of scheduled balance at Cut-off Date to appraised property value



MATURITY DATE LTV RATIO (1)


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
 RANGE OF MATURITY DATE  OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    MATURITY     MORTGAGE
          LTVS              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
     0.0% - 29.9%             9        $71,000,000       66.1%         14.5%        1.42x        2.47%        7.63%
    30.0% - 49.9%             3          9,000,000        8.7           1.9         1.43        37.57         7.42
    50.0% - 59.9%             3         21,000,000       19.4           4.3         1.25        57.18         7.49
    60.0% - 64.9%             3          6,000,000        5.9           1.3         1.29        61.44         7.66
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       18       $108,000,000      100.0%         21.9%        1.38x       19.59%        7.58%
------------------------------------------------------------------------------------------------------------------------


(1)  Ratio of scheduled balance at maturity to appraised property value

ORIGINAL TERM TO MATURITY


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
    ORIGINAL TERM TO     OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
        MATURITY            LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
          180                 11        $47,000,000      43.1%         9.4%         1.28x        71.28%        7.43%
          240                  7         62,000,000      56.9         12.5          1.46         52.95         7.70
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18       $108,000,000     100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------




REMAINING TERM TO MATURITY


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
     RANGE OF            OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
   REMAINING TERMS          LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
     121 - 180 Months         11       $47,000,000       43.1%         9.4%         1.28x        71.28%        7.43%
     181 - 240 Months          7        62,000,000       56.9         12.5          1.46         52.95         7.70
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18      $108,000,000      100.0%        21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------


ORIGINAL AMORTIZATION


                            NUMBER    BALANCE AS OF      % OF         % OF        WTD. AVG.    WTD. AVG.    WTD. AVG.
 ORIGINAL AMORTIZATION   OF MORTGAGE   CUT-OFF DATE  CONDUIT POOL  TOTAL POOL   UNDERWRITING    CUT-OFF      MORTGAGE
          TERM              LOANS        (000'S)       BALANCE       BALANCE        DSCR        DATE LTV       RATE
                                                                                                 RATIO
------------------------------------------------------------------------------------------------------------------------
          180                  1       $3,000,000        3.2%          0.7%         1.28x        69.52%        7.44%
          240                  9       70,000,000       64.7          14.2          1.42         54.33         7.63
          300                  4       14,000,000       12.9           2.8          1.37         70.06         7.72
          360                  4       21,000,000       19.2           4.2          1.26         75.11         7.35
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        18     $108,000,000      100.0%         21.9%         1.38x        60.84%        7.58%
------------------------------------------------------------------------------------------------------------------------




GENERAL

o Each Mortgage Loan was originated or, in certain cases, purchased pursuant to the NationsBank multifamily and commercial mortgage conduit. NationsBank loans are originated utilizing exclusive internal underwriting and third-party origination networks. Since 1995, NationsBank has securitized more than $6 billion of NationsBank loans.

ORIGINATION/ACCUMULATION

o The NationsBank Permanent Loan Group (the "PLG") was formed in 1995 for the express purpose of underwriting commercial mortgage loans which satisfy NationsBank lending criteria. Currently, the PLG operates from 10 offices located across the United States.

o Similarly, NationsBank originates health care loans which are underwritten by the NationsBank Healthcare Banking Group (the "HCBG"). The HCBG specializes in arranging financing for the health care industry, and in 1997 underwrote more than $83 million in NationsBank loans.

o Additionally, conduit relationships have been established between NationsBank and a select group of third-party mortgage loan originators (each, a "Third-Party Originator"). Third-Party Originators, all of which are mortgage banking or banking firms with established credit policies, include Bankers Mutual Mortgage, Inc., Berkshire Mortgage Finance, First Security Bank, N.A., L.J. Melody & Company, The Patrician Financial Company and The WMF Group. In the aggregate, these partners originated approximately $1.5 billion in NationsBank loans in 1997.

UNDERWRITING

o Each Mortgage Loan was originated against standard underwriting targets. In order to ensure quality and consistency, NationsBank officers participate in the entire underwriting review process. Moreover, NationsBank officers regularly host underwriting forums for all underwriters and originators.

TARGETED UNDERWRITING SUMMARY

                 LOAN SIZE    MINIMUM     MAXIMUM     AVAILABLE        MAXIMUM
PROPERTY TYPE      ($MM)        DSCR     LTV RATIO      TERMS       AMORTIZATION
--------------------------------------------------------------------------------
Multifamily     $0.5 - $50     1.20x        80%      84 - 180 Mos      360 Mos
Retail          $0.5 - $50     1.25x        80%      84 - 180 Mos      360 Mos
Office          $0.5 - $50     1.25x        75%      84 - 180 Mos      360 Mos
Health Care     $0.5 - $25     1.30x        75%      84 - 180 Mos      360 Mos
Franchise       $0.5 - $50     1.25x        75%      84 - 120 Mos      240 Mos
Hotel           $0.5 - $35     1.35x        75%      84 - 180 Mos      300 Mos
Industrial      $0.5 - $25     1.25x        75%      84 - 180 Mos      360 Mos
Mini Storage    $0.5 - $15     1.30x        75%      84 - 180 Mos      300 Mos
Golf Course      $1 - $20      1.40x        70%      84 - 120 Mos      300 Mos
--------------------------------------------------------------------------------

PARTICIPANTS

CAPITAL LEASE FUNDING, L.P. is a Loan Seller and a New York-based commercial mortgage lender specializing in financing commercial real estate leased under long-term net leases to corporate tenants who are, or whose obligations under such leases are guaranteed by, corporations whose credit is Investment Grade or carries an Internal Private Classification. CLF financed more than $129 million of Credit Leases through a capital markets transaction in January 1997.

LEXINGTON INSURANCE COMPANY ("Lexington") issues non-cancelable Lease Enhancement Insurance Policies which provide for monthly debt service payments or full Loan prepayment, at par, in the event of rent abatement or termination, respectively, following a condemnation or casualty event. Lexington is a subsidiary of AIG. The financial strength of Lexington has been rated "AAA" by S&P.

COLUMBIA INSURANCE COMPANY ("Columbia") is the Extended Amortization Insurance Policy Provider. Columbia issues non-cancelable insurance policies which insure the performance of CTL loans that are scheduled to amortize beyond the initial term of the related Credit Lease. Columbia is a subsidiary of Berkshire Hathaway, Inc. and carries a financial strength rating of "AAA" from S&P.

LASALLE   NATIONAL   BANK   ("LaSalle")   is   the   Trustee.   LaSalle   is   a
nationally-chartered bank with principal offices in Chicago, Illinois. LaSalle is rated "AA-" by S&P.

ABN AMRO BANK N.V., ("ABN") is the Fiscal Agent. ABN is based in the Netherlands and is the corporate parent of LaSalle. ABN is rated "AA" by S&P.